UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:   BlackRock Funds II

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 12/31/2014

Date of reporting period: 12/31/2014

Item 1 – Report to Stockholders

DECEMBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

„   BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

„   BlackRock Strategic Income Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS II	DECEMBER 31, 2014

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	4.33	10.72
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2014	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Investment Objective

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s (the “Fund”) investment objective is to seek maximum long term total return.

Effective January 2, 2014, the Fund’s investment strategy changed to allow greater flexibility to actively seek investment opportunities across U.S. dollar- and local currency-denominated securities and derivatives. In connection with the strategy changes, the Fund added a custom benchmark comprised of 50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index as a reference universe.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2014, the Fund’s Institutional Shares returned 0.09%, while the BlackRock Class returned 0.20% and Investor A and Investor C Shares returned (0.14)% and (0.93)%, respectively. For the same period, the Fund’s reference benchmark, a custom blend of 50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index, returned 0.71%.

What factors influenced performance?

•

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has a flexible strategy that is managed within a total return framework. The Fund has the flexibility to invest in fixed income and derivative securities of any maturity and denominated in any currency from issuers located in emerging markets. As such, the Fund is not managed specifically to a benchmark. The blended index return listed above is for reference purposes only.

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used by the Fund as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions. During the period, the Fund’s derivatives holdings had a negative impact on returns.

•

The Fund’s investments in the Central and Eastern European markets from May onward contributed positively to returns. Countries in the region benefited from the European Central Bank’s (“ECB’s”) dovish stance, flows from yield-hungry European investors and the favorable downward trends in energy and other commodities. The main contributors were Romania, Hungary and Poland.

•

The Fund’s use of the euro instead of the U.S. dollar to fund its long positions in emerging market currencies added to performance during the period. The euro weakened against the U.S. dollar due to growing expectations for monetary easing by the ECB, stronger U.S. economic data and expectations that the U.S. Federal Reserve may begin to raise interest rates in 2015.

•

A position in Mexico also contributed positively during the period. The country benefited from the implementation of structural reforms in the oil sector, which are expected to generate positive foreign direct investment inflows in the coming years.

•

A long position in Venezuela, which the Fund achieved through investments in both sovereign bonds and the bonds of the quasi-sovereign oil producer Petroleos de Venezuela SA, was the largest detractor from total returns during the period. Venezuela was negatively affected by weaker oil prices, falling foreign currency reserves, an economic slowdown and a sizeable flow of investor redemptions.

•

The Fund’s trading activity in Russian assets also detracted from performance. During May and June, the Fund was positioned with the expectation that Russian assets would be negatively impacted by sanctions from the United States and European Union following the escalation of the conflict in Ukraine. While the sanctions were indeed imposed, their impact on Russian assets initially proved weaker than expected. As a result, the Fund’s short positions in the ruble and the bonds of Sberbank of Russia underperformed. Later in the year, however, Russia was impacted by the fall in oil prices, which led to weakness in the Russian assets held by the Fund at that time.

Describe recent portfolio activity.

•

The Fund held a defensive posture during the first half of the year, which weighed on performance during a time of strength in the emerging debt markets. This approach helped cushion volatility during periods of weaker market performance, however, which contributed to the Fund’s outperformance of its primary benchmark, the J.P. Morgan GBI-EM Global Diversified Index, for the full year.

•	The Fund reduced its duration during the fourth quarter, and it retained a defensive stance with regard to emerging market currency exposure. Duration stood at 4.4 years at the close of the period.

Describe portfolio positioning at period end.

•	The Fund favored dollar-denominated debt, with an allocation of 68% of market value to external sovereign and quasi-sovereign bonds, and 122% of market value to the U.S. dollar.

•

The main theme implemented in the Fund at year-end concerned the potential for quantitative easing by the ECB. The ECB’s easing stance pushed investors to hunt for yield in central and eastern European sovereign bonds, which helps form the basis for the Fund’s investments in Poland, Romania, Croatia and Slovenia.

•	The Fund also had long positions in the countries positioned to benefit from the likelihood of structural reform, including Mexico, Indonesia and Brazil.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Foreign Government Obligations	82%
Foreign Agency Obligations	13
U.S. Treasury Obligations	5

Geographic Allocation	Percent of Long-Term Investments

Hungary	11%
Poland	10
Indonesia	8
Romania	8
Argentina	7
Serbia	5
United States	5
Dominican Republic	5
Mexico	5
Venezuela	5
Croatia	5
Slovenia	4
Malaysia	4
Kazakhstan	4
Turkey	3
Brazil	3
Saudi Arabia	2
Russia	2
Other[1]	4

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

4	BLACKROCK FUNDS II	DECEMBER 31, 2014

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.” The Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.”

[3]	An unmanaged index that tracks local currency bonds.

[4]

Effective January 2, 2014, the Fund added this customized weighted index which is comprised of the returns of the J.P. Morgan GBI-EM Global Diversified Index (50%) and the J.P. Morgan EMBI Global Diversified Index (50%).

[5]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2014
				Average Annual Total Returns[6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	5.23%	4.92%	0.07%	0.20%	N/A	5.12%	N/A	5.08%	N/A
Institutional	5.18	4.90	(0.10)	0.09	N/A	5.02	N/A	4.98	N/A
Investor A	4.84	4.56	(0.19)	(0.14)	(4.13)%	4.71	3.85%	4.68	4.06%
Investor C	4.11	3.82	(0.50)	(0.93)	(1.89)	3.95	3.95	3.91	3.91
J.P. Morgan GBI-EM Global Diversified Index	—	—	(11.05)	(5.72)	N/A	2.63	N/A	3.75	N/A
J.P. Morgan EMBI Global Diversified Index	—	—	(1.14)	7.43	N/A	7.57	N/A	7.33	N/A
50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P.
Morgan EMBI Global Diversified Index	—	—	(6.19)	0.71	N/A	5.14	N/A	5.61	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees. This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.” The Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.”

[7]	The Fund commenced operations on February 1, 2008.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,000.70	$4.29	$1,000.00	$1,020.92	$4.33	0.85%
Institutional	$1,000.00	$999.00	$4.89	$1,000.00	$1,020.32	$4.94	0.97%
Investor A	$1,000.00	$998.10	$6.14	$1,000.00	$1,019.06	$6.21	1.22%
Investor C	$1,000.00	$ 995.00	$10.06	$1,000.00	$1,015.12	$10.16	2.00%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2014	5

Fund Summary as of December 31, 2014	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective is to seek total return as is consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2014, the Fund’s Institutional Shares returned 3.79%, while the Investor A Shares returned 3.48% and Investor C Shares returned 2.70%. For the same period, the Barclays U.S. Universal Index returned 5.56% and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index returned 0.03%.

What factors influenced performance?

•

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has an unconstrained strategy (i.e., flexibility to invest across all fixed income asset classes) that is managed within a risk-controlled framework. As such, the Fund is not managed specifically to a benchmark. The index returns listed above are for reference purposes only.

•

Exposure to securitized assets added to returns, as there was very high demand for income along with a lack of safe assets yielding appropriately. Negative net supply within the asset class and the demand for yield compressed spreads, leading to positive returns. The Fund also benefited from its yield curve positioning. Going into 2014, the U.S. yield curve appeared steep, as short-term rates did not fully reflect the risk of the U.S. Federal Reserve (the “Fed”) normalizing rate policy and long-term rates seemed high given the outlook for growth. The Fund held a curve flattening bias (being overweight the long end and underweight the short end), which contributed to performance (Bond prices rise as rates fall). The Fund’s municipal bond position was another contributor to performance. The allocation was made in view of favorable tax-exempt yields relative to taxable yields, and longer-term municipals benefited as the U.S. yield curve flattened. Finally, an emphasis on the U.S. dollar versus the euro and the yen helped performance, as global monetary policy and economic growth trends diverged.

•	Exposure to global inflation-linked bonds was a modest negative for returns, as was a short position in shorter-term U.K. bonds.

•

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s derivatives holdings had a positive impact on performance.

Describe recent portfolio activity.

•

Early in the period, the Fund’s risk composition was a combination of diversified credit risk and moderate interest rate risk. During the first quarter, the Fund sought to add to attractively valued areas of the market such as longer-term investment grade credits. Heading into March, economic data releases and the upcoming Fed meeting led the team to take a more cautious view. One of the largest positions toward the end of the first quarter was designed to benefit from yield increases on shorter maturities as the curve flattened. For much of the second quarter, the Fund focused on reducing risk and increasing liquidity as valuations in lower quality spread assets had become a bit stretched.

•

The second half of 2014 saw the theme of “global divergence” emerge, as disparities developed in monetary policy and economic growth between developed and emerging market countries. This led the Fund to assume long positions in the U.S. dollar versus other leading currencies. Late in the period, the Fund’s risk profile was reduced in expectation of increased volatility. This entailed a shift in focus toward maintaining stability by keeping income generation as a core theme. At the same time, the Fund has continued to opportunistically seek credit opportunities and tactically manage duration (interest rate sensitivity) and yield curve positioning.

•	The Fund maintained a cash balance to provide increased flexibility and maintain adequate liquidity. The cash position did not have a material impact on performance.

Describe Fund positioning at period end.

•

The Fund was positioned with a somewhat lower risk profile based on the view that increased market volatility is likely as global central bank policies diverge. In addition, the Fund was positioned for a return to more historically normal U.S. interest rates and with a constructive view on the dollar. There was a continued focus on gaining exposure to securitized assets as a source of efficient carry (income), and a position in municipal bonds was maintained. Conversely, exposure to investment grade corporates was reduced and a cautious stance was assumed with respect to high yield corporates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	28%
U.S. Treasury Obligations	18
Corporate Bonds	12
Foreign Government Obligations	11
Asset-Backed Securities	10
Non-Agency Mortgage-Backed Securities	9
Taxable Municipal Bonds	5
Preferred Securities	2
Investment Companies	2
Floating Rate Loan Interests	2
Foreign Agency Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	51%
AA/Aa	7
A	6
BBB/Baa	9
BB/Ba	8
B	5
CCC/Caa	2
N/R	12

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

6	BLACKROCK FUNDS II	DECEMBER 31, 2014

BlackRock Strategic Income Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund will invest in a combination of other fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Fund may invest in other market sectors.

[3]

An unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[4]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[5]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2014
				Average Annual Total Returns[6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.35%	2.33%	0.53%	3.79%	N/A	5.83%	N/A	5.13%	N/A
Investor A	2.00	1.87	0.37	3.48	(0.66)%	5.55	4.70%	4.86	4.24%
Investor C	1.32	1.27	(0.01)	2.70	1.71	4.77	4.77	4.06	4.06
Barclays U.S. Universal Index	—	—	1.31	5.56	N/A	4.81	N/A	4.80	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.01	0.03	N/A	0.09	N/A	0.32	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on February 5, 2008.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[10]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[8]	Ending Account Value December 31, 2014	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,005.30	$3.94	$3.03	$1,000.00	$1,021.27	$3.97	$1,022.18	$3.06
Investor A	$1,000.00	$1,003.70	$5.45	$4.55	$1,000.00	$1,019.76	$5.50	$1,020.67	$4.58
Investor C	$1,000.00	$999.90	$9.28	$8.32	$1,000.00	$1,015.93	$9.35	$1,016.89	$8.39

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.78% for Institutional, 1.08% for Investor A and 1.84% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.60% for Institutional, 0.90% for Investor A and 1.65% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2014	7

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

About Fund Performance

•

BlackRock and Institutional Shares (BlackRock Shares available only in BlackRock Emerging Markets Flexible Dynamic Bond Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

8	BLACKROCK FUNDS II	DECEMBER 31, 2014

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	9

Schedule of Investments December 31, 2014	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Agency Obligations		Par (000)	Value
Brazil — 1.5%
Petrobras Global Finance BV:
6.25%, 3/17/24	USD	648	$616,598
7.25%, 3/17/44		350	345,625

			962,223
Indonesia — 1.2%
Perusahaan Gas Negara Persero Tbk PT, 5.13%, 5/16/24 (a)		700	723,100
Kazakhstan — 1.7%
KazMunayGas National Co. JSC, 4.40%, 4/30/23		1,200	1,066,200
Russia — 1.3%
Gazprom OAO Via Gaz Capital SA, 4.30%, 11/12/15 (a)		870	849,337
Saudi Arabia — 2.1%
Saudi Electricity Global Sukuk Co. 3, 4.00%, 4/08/24 (a)		1,300	1,347,190
Venezuela — 3.8%
Petroleos de Venezuela SA:
12.75%, 2/17/22		1,700	905,250
6.00%, 11/15/26		1,200	438,000
9.75%, 5/17/35		2,400	1,068,000

			2,411,250
Total Foreign Agency Obligations — 11.6%			7,359,300

Foreign Government Obligations
Argentina — 6.7%
Provincia de Buenos Aires:
11.75%, 10/05/15		3,877	3,847,923
9.63%, 4/18/28		447	391,125

			4,239,048
Brazil — 1.0%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/25	BRL	1,853	610,858

Foreign Government Obligations		Par (000)	Value
Colombia — 1.0%
Colombian TES, 10.00%, 7/24/24	COP	1,222,000	$612,980
Croatia — 4.1%
Republic of Croatia, 3.88%, 5/30/22	EUR	2,100	2,605,275
Dominican Republic — 4.9%
Dominican Republic, 7.45%, 4/30/44 (a)	USD	2,835	3,099,817
Ghana — 1.0%
Republic of Ghana, 8.13%, 1/18/26 (a)		660	610,500
Hungary — 10.3%
Republic of Hungary:
6.00%, 11/24/23	HUF	422,000	1,911,667
5.38%, 3/25/24	USD	1,900	2,056,750
7.63%, 3/29/41		1,900	2,526,050

			6,494,467
Indonesia — 6.1%
Republic of Indonesia:
5.88%, 1/15/24		1,200	1,356,000
5.25%, 1/17/42		2,500	2,521,875

			3,877,875
Kazakhstan — 1.6%
Republic of Kazakhstan, 4.88%, 10/14/44 (a)		1,080	988,200
Malaysia — 3.9%
Federation of Malaysia, 3.17%, 7/15/16	MYR	8,700	2,472,903
Mexico — 4.6%
United Mexican States:
8.00%, 12/17/15	MXN	11,310	800,455
6.25%, 6/16/16		17,600	1,237,505
7.75%, 11/13/42		11,600	905,148

			2,943,108
Panama — 1.0%
Republic of Panama:
9.38%, 4/01/29	USD	1	1,517
4.30%, 4/29/53		700	658,000

			659,517

Portfolio Abbreviations
ABS	Asset-Backed Security	CZK	Czech Koruna	NOK	Norwegian Krone
AGM	Assurance Guaranty	ETF	Exchange-Traded Fund	OTC	Over-the-counter
	Municipal Corp.	EUR	Euro	PIK	Payment-in-kind
AKA	Also known as	EURIBOR	Euro Interbank Offered Rate	PLN	Polish Zloty
AMBAC	AMBAC Assurance Corp.	FKA	Formerly known as	PRIBOR	Prague Interbank Offered Rate
AUD	Australian Dollar	GBP	British Pound	RB	Revenue Bonds
BRL	Brazilian Real	GO	General Obligation	REMIC	Real Estate Mortgage Investment Conduit
BUBOR	Budapest Interbank Offered	HKD	Hong Kong Dollar	RUB	Russian Ruble
	Rate	HUF	Hungarian Forint	SEK	Swedish Krona
BZDIOVER	Overnight Brazil CETIP -	IDR	Indonesian Rupiah	SGD	Singapore Dollar
	Interbank Rate	INR	Indian Rupee	SPDR	Standard & Poor’s Depositary
CAD	Canadian Dollar	JIBAR	Johannesburg Interbank		Receipts
CDO	Collateralized Debt Obligation		Offered Rate	TBA	To-be-announced
CHF	Swiss Franc	JPY	Japanese Yen	THB	Thai Baht
CLO	Collateralized Loan Obligation	KRW	South Korean Won	TRY	Turkish Lira
CLP	Chilean Peso	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
CNH	Chinese Yuan Offshore	MXIBTIIE	Mexico Interbank TIIE 28 Day	USD	US Dollar
CNY	Chinese Yuan	MXN	Mexican Peso	ZAR	South African Rand
COP	Colombian Peso	MYR	Malaysian Ringgit

See Notes to Financial Statements.

10	BLACKROCK FUNDS II	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Poland — 9.6%
Republic of Poland:
0.00%, 7/25/16 (b)	PLN	4,300	$1,180,897
4.00%, 10/25/23		5,300	1,685,707
3.25%, 7/25/25		10,700	3,225,875

			6,092,479
Romania — 7.2%
Republic of Romania:
4.38%, 8/22/23 (a)	USD	900	946,125
6.13%, 1/22/44 (a)		3,000	3,633,750

			4,579,875
Serbia — 5.0%
Republic of Serbia, 5.88%, 12/03/18		3,048	3,177,616
Slovenia — 4.0%
Republic of Slovenia, 5.25%, 2/18/24 (a)		2,280	2,505,150
South Africa — 1.0%
Republic of South Africa, 8.75%, 1/31/44	ZAR	7,600	656,029
Turkey — 3.0%
Republic of Turkey:
5.75%, 3/22/24	USD	600	670,500
9.00%, 7/24/24	TRY	2,700	1,247,906

			1,918,406

Foreign Government Obligations		Par (000)	Value
Venezuela — 0.8%
Bolivarian Republic of Venezuela, 9.00%, 5/07/23	USD	1,200	$526,200
Total Foreign Government Obligations — 76.8%			48,670,303

U.S. Treasury Obligations — 4.9%
U.S. Treasury Notes, 0.25%, 7/31/15		3,100	3,102,179
Total Long-Term Investments (Cost — $60,731,694) — 93.3%			59,131,782

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (c)(d)		2,436,447	2,436,447
Total Short-Term Securities (Cost — $2,436,447) — 3.8%			2,436,447
Total Investments (Cost — $63,168,141) — 97.1%			61,568,229
Other Assets Less Liabilities — 2.9%			1,833,506

Net Assets — 100.0%			$63,401,735

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,758,805	(2,322,358)	2,436,447	$1,524

(d)	Represents the current yield as of report date.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation
(11)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	March 2015	USD	1,817,063	$11,013

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	7,900,000	USD	6,567,997	HSBC Bank PLC	1/15/15	$(125,697)
AUD	3,844,419	USD	3,147,022	JPMorgan Chase Bank N.A.	1/15/15	(11,971)
BRL	13,703,154	USD	5,070,547	Deutsche Bank AG	1/15/15	62,971
BRL	8,300,000	USD	3,161,905	State Street Bank and Trust Co.	1/15/15	(52,533)
COP	9,011,835,485	USD	3,776,964	Bank of America N.A.	1/15/15	13,822
COP	6,078,322,281	USD	2,581,029	Morgan Stanley & Co. International PLC	1/15/15	(24,211)
COP	7,299,000,000	USD	3,096,733	Morgan Stanley & Co. International PLC	1/15/15	(26,443)
CZK	70,556,788	USD	3,184,211	State Street Bank and Trust Co.	1/15/15	(101,448)
EUR	2,605,242	USD	3,219,222	Citibank N.A.	1/15/15	(66,226)
EUR	2,600,000	USD	3,219,294	Credit Suisse International	1/15/15	(72,642)
GBP	2,140,807	USD	3,357,027	Credit Suisse International	1/15/15	(20,761)
IDR	8,221,311,801	USD	637,311	Citibank N.A.	1/15/15	24,697

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	11

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	39,512,322,314	USD	3,027,764	HSBC Bank PLC	1/15/15	$162,573
IDR	24,189,044,603	USD	1,913,993	Morgan Stanley & Co. International PLC	1/15/15	33,791
INR	161,225,239	USD	2,540,581	HSBC Bank PLC	1/15/15	5,215
INR	199,400,250	USD	3,126,376	HSBC Bank PLC	1/15/15	22,215
JPY	341,500,000	USD	2,952,587	HSBC Bank PLC	1/15/15	(101,154)
JPY	402,178,741	USD	3,330,665	JPMorgan Chase Bank N.A.	1/15/15	27,419
KRW	3,671,000,000	USD	3,313,925	Morgan Stanley & Co. International PLC	1/15/15	23,196
MXN	140,885,438	USD	9,581,299	Citibank N.A.	1/15/15	(41,144)
MXN	37,018,152	USD	2,537,636	JPMorgan Chase Bank N.A.	1/15/15	(30,927)
MYR	4,509,464	USD	1,290,631	Citibank N.A.	1/15/15	(2,525)
MYR	6,976,237	USD	1,998,349	HSBC Bank PLC	1/15/15	(5,623)
PLN	5,406,164	USD	1,608,156	JPMorgan Chase Bank N.A.	1/15/15	(82,321)
RUB	39,726,708	USD	617,354	JPMorgan Chase Bank N.A.	1/15/15	30,471
RUB	48,456,120	USD	871,513	JPMorgan Chase Bank N.A.	1/15/15	(81,338)
TRY	7,400,000	USD	3,158,209	Citibank N.A.	1/15/15	(87)
TRY	2,300,000	USD	1,010,190	HSBC Bank PLC	1/15/15	(28,611)
TRY	6,056,532	USD	2,590,775	HSBC Bank PLC	1/15/15	(6,009)
TRY	1,545,293	USD	653,401	Royal Bank of Scotland PLC	1/15/15	6,089
USD	6,579,911	AUD	7,944,421	BNP Paribas S.A.	1/15/15	101,387
USD	3,134,289	AUD	3,800,000	Credit Suisse International	1/15/15	35,462
USD	4,461,155	AUD	5,500,000	HSBC Bank PLC	1/15/15	(23,991)
USD	1,250,690	BRL	3,400,000	JPMorgan Chase Bank N.A.	1/15/15	(23,029)
USD	901,161	BRL	2,500,000	Morgan Stanley & Co. International PLC	1/15/15	(35,397)
USD	1,903,876	BRL	5,168,832	Morgan Stanley & Co. International PLC	1/15/15	(32,488)
USD	4,830,570	BRL	12,640,152	Morgan Stanley & Co. International PLC	1/15/15	95,277
USD	3,258,055	CLP	1,996,210,316	Citibank N.A.	1/15/15	(25,186)
USD	541,460	COP	1,290,300,000	Bank of America N.A.	1/15/15	(1,298)
USD	1,266,085	COP	3,120,900,000	Bank of America N.A.	1/15/15	(46,707)
USD	1,822,209	COP	4,488,100,000	Bank of America N.A.	1/15/15	(65,689)
USD	4,391,819	COP	10,202,195,147	Citibank N.A.	1/15/15	100,314
USD	3,143,258	CZK	70,611,720	Citibank N.A.	1/15/15	58,096
USD	3,095,866	EUR	2,505,715	Citibank N.A.	1/15/15	63,322
USD	1,310,817	EUR	1,058,949	Deutsche Bank AG	1/15/15	29,223
USD	6,565,667	EUR	5,300,000	Deutsche Bank AG	1/15/15	151,337
USD	1,789,793	EUR	1,458,553	HSBC Bank PLC	1/15/15	24,578
USD	3,041,261	EUR	2,449,627	Société Générale	1/15/15	76,598
USD	3,288,382	GBP	2,105,148	HSBC Bank PLC	1/15/15	7,688
USD	109,215	HUF	27,000,000	JPMorgan Chase Bank N.A.	1/15/15	6,049
USD	2,085,079	HUF	517,580,721	JPMorgan Chase Bank N.A.	1/15/15	107,436
USD	1,850,356	HUF	461,786,038	Morgan Stanley & Co. International PLC	1/15/15	85,901
USD	3,139,634	IDR	39,512,300,000	Morgan Stanley & Co. International PLC	1/15/15	(42,030)
USD	3,183,234	INR	199,400,000	Citibank N.A.	1/15/15	34,647
USD	3,229,537	JPY	378,471,011	Deutsche Bank AG	1/15/15	69,406
USD	6,212,869	JPY	729,844,342	Deutsche Bank AG	1/15/15	118,866
USD	3,096,814	JPY	366,525,589	UBS AG	1/15/15	36,424
USD	2,856,163	KRW	3,134,067,682	HSBC Bank PLC	1/15/15	7,140
USD	6,524,018	KRW	7,281,913,098	HSBC Bank PLC	1/15/15	(95,602)
USD	3,230,097	MXN	48,100,000	Citibank N.A.	1/15/15	(27,028)
USD	2,534,686	MXN	37,410,404	Goldman Sachs International	1/15/15	1,414

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	DECEMBER 31, 2014

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,112,741	MXN	74,600,000	Morgan Stanley & Co. International PLC	1/15/15	$61,150
USD	4,263,042	MXN	61,327,358	UBS AG	1/15/15	110,218
USD	3,281,254	MYR	11,485,700	Citibank N.A.	1/15/15	422
USD	2,530,554	MYR	8,800,000	HSBC Bank PLC	1/15/15	16,878
USD	587,100	PLN	2,037,840	Citibank N.A.	1/15/15	11,940
USD	5,254,521	PLN	17,841,200	Citibank N.A.	1/15/15	219,025
USD	701,408	RUB	40,225,769	JPMorgan Chase Bank N.A.	1/15/15	45,446
USD	764,911	RUB	47,959,930	JPMorgan Chase Bank N.A.	1/15/15	(17,173)
USD	1,297,511	TRY	3,000,000	Citibank N.A.	1/15/15	17,191
USD	1,257,071	TRY	3,000,000	Deutsche Bank AG	1/15/15	(23,249)
USD	1,006,376	TRY	2,299,976	JPMorgan Chase Bank N.A.	1/15/15	24,808
USD	2,491,901	TRY	6,000,000	Royal Bank of Scotland PLC	1/15/15	(68,738)
USD	1,375,510	ZAR	15,870,885	JPMorgan Chase Bank N.A.	1/15/15	6,906
ZAR	29,690,073	USD	2,564,796	Credit Suisse International	1/15/15	(4,512)
ZAR	7,475,947	USD	638,728	State Street Bank and Trust Co.	1/15/15	5,950
Total						$729,170

•	As of December 31, 2014, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.81%[1]	3-month LIBOR	Chicago Mercantile	12/10/19	USD	6,700	$(23,822)
1.68%[1]	3-month LIBOR	Chicago Mercantile	12/18/19	USD	6,500	21,772
2.27%[1]	3-month LIBOR	Chicago Mercantile	12/19/24	USD	3,300	1,911
Total						$(139)

[1]	Fund pays the fixed rate and receives the floating rate.

•	As of December 31, 2014, OTC credit default swaps — buy protection outstanding were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
CDX.EM Series 22
Version 1	1.00%	Citibank N.A.	12/20/19	USD	6,300	$646,334	$704,997	$(58,663)
Republic of Colombia	1.00%	Citibank N.A.	3/20/20	USD	1,300	22,445	34,787	(12,342)
Total						$668,779	$739,784	$(71,005)

•	As of December 31, 2014, OTC credit default swaps - sold protection outstanding were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Russian Federation	1.00%	JPMorgan Chase Bank N.A.	12/20/19	BBB-	USD	700	$(107,706)	$(84,581)	$(23,125)
Russian Federation	1.00%	JPMorgan Chase Bank N.A.	3/20/20	BBB-	USD	2,400	(383,180)	(500,766)	117,586
Total							$(490,886)	$(585,347)	$94,461

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	13

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

•	As of December 31, 2014, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date		Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Depreciation
3.25%[1]	6-month BUBOR	JPMorgan Chase Bank N.A.	12/18/24	HUF	364,000	$(4,713)	—	$(4,713)
2.36%[1]	6-month WIBOR	JPMorgan Chase Bank N.A.	12/18/24	PLN	7,100	(25,965)	—	(25,965)
Total						$(30,678)	—	$(30,678)

[1]	Fund pays the fixed rate and receives the floating rate.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Foreign Agency Obligations	—	$7,359,300	—	$7,359,300
Foreign Government Obligations	—	48,670,303	—	48,670,303
U.S. Treasury Obligations	—	3,102,179	—	3,102,179
Short-Term Securities	$2,436,447	—	—	2,436,447

Total	$2,436,447	$59,131,782	—	$61,568,229

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$117,586	—	$117,586
Foreign currency exchange contracts	—	2,142,958	—	2,142,958
Interest rate contracts	$11,013	23,683	—	34,696
Liabilities:
Credit contracts	—	(94,130)	—	(94,130)
Foreign currency exchange contracts	—	(1,413,788)	—	(1,413,788)
Interest rate contracts	—	(54,500)	—	(54,500)

Total	$11,013	$721,809	—	$732,822

[1]

Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	DECEMBER 31, 2014

Schedule of Investments (concluded)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$982,845	—	—	$982,845
Foreign currency at value	28,756	—	—	28,756
Cash pledged for financial futures contracts	32,000	—	—	32,000
Cash pledged as collateral for OTC derivatives	600,000	—	—	600,000
Cash pledged for centrally cleared swaps	280,000	—	—	280,000
Liabilities:
Cash received as collateral for OTC derivatives	—	$(700,000)	—	(700,000)

Total	$1,923,601	$(700,000)	—	$1,223,601

There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	15

Consolidated Schedule of Investments December 31, 2014	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands — 4.4%
ACAS CLO Ltd.:
Series 2013-1A, Class C, 2.98%, 4/20/25 (a)(b)	USD	2,000	$1,896,064
Series 2014-1A, Class C, 3.13%, 7/18/26 (a)(b)		4,000	3,803,343
Series 2014-2A, Class C, 3.43%, 1/15/27 (a)(b)		1,660	1,616,076
Adams Mill CLO Ltd., Series 2014-1A, Class D1, 3.73%, 7/15/26 (a)(b)		2,137	1,998,095
ALM Loan Funding, Series 2012-7A, Class C, 4.73%, 10/19/24 (a)(b)		10,945	10,944,689
ALM V Ltd., Series 2012-5A, Class D, 5.73%, 2/13/23 (a)(b)		1,205	1,152,937
ALM VI Ltd., Series 2012-6A, Class C, 4.98%, 6/14/23 (a)(b)		3,840	3,839,782
ALM VII Ltd.:
Series 2012-7A, Class A1, 1.65%, 10/19/24 (a)(b)		10,750	10,732,070
Series 2012-7A, Class D, 5.23%, 10/19/24 (a)(b)		4,720	4,419,106
Series 2013-7RA, Class D, 5.23%, 4/24/24 (a)(b)		6,130	5,644,309
ALM VIII Ltd.:
Series 2013-8A, Class B, 2.98%, 1/20/26 (a)(b)		3,995	3,821,381
Series 2013-8A, Class C, 3.43%, 1/20/26 (a)(b)		6,775	6,235,636
ALM XI Ltd., Series 2014-11A, Class A2A, 2.23%, 10/17/26 (a)(b)		9,440	9,118,165
ALM XIV Ltd.:
Series 2014-14A, Class A2, 2.33%, 7/28/26 (a)(b)		8,253	8,031,482
Series 2014-14A, Class B, 3.18%, 7/28/26 (a)(b)		3,600	3,470,844
Series 2014-14A, Class C, 3.68%, 7/28/26 (a)(b)		7,140	6,644,903
Series 2014-14A, Class D, 5.08%, 7/28/26 (a)(b)		3,630	3,164,516
AMAC CDO Funding I, Series 2006-1A, Class C, 0.74%, 11/23/50 (a)(b)		6,111	5,530,455
AMMC CLO 15 Ltd.:
Series 2014-15A, Class C1, 3.71%, 12/09/26 (a)(b)		1,870	1,851,300
Series 2014-15A, Class D, 4.45%, 12/09/26 (a)(b)		2,620	2,502,100
Anchorage Capital CLO Ltd., Series 2014-3A, Class C, 3.77%, 4/28/26 (a)(b)		3,201	2,934,523
Apidos CDO IX, Series 2012-9A, Class C, 3.98%, 7/15/23 (a)(b)		6,440	6,542,223
Apidos CLO XIX:
Series 2014-19A, Class D, 3.98%, 10/17/26 (a)(b)		500	475,620
Series 2014-19A, Class E, 5.68%, 10/17/26 (a)(b)		2,700	2,462,670
Apidos CLO XVI:
Series 2013-16A, Class C, 3.48%, 1/19/25 (a)(b)		3,775	3,446,884
Series 2013-16A, Class D, 4.73%, 1/19/25 (a)(b)		1,810	1,559,743
Apidos CLO XVII:
Series 2014-17A, Class A1A, 1.73%, 4/17/26 (a)(b)		4,755	4,733,369
Series 2014-17A, Class B, 3.08%, 4/17/26 (a)(b)		9,020	8,687,732
Apidos CLO XVIII:
Series 2014-18A, Class C, 3.88%, 7/22/26 (a)(b)		3,950	3,737,859

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2014-18A, Class D, 5.43%, 7/22/26 (a)(b)	USD	2,125	$1,911,185
ARES CLO Ltd.:
Series 2012-2A, Class B1, 2.98%, 10/12/23 (a)(b)		3,040	3,062,150
Series 2012-2A, Class C, 3.38%, 10/12/23 (a)(b)		2,000	1,962,580
Series 2014-32A, Class A2, 2.53%, 11/15/25 (a)(b)		2,000	1,985,400
Series 2014-32A, Class B, 3.48%, 11/15/25 (a)(b)		1,245	1,228,815
Series 2014-32A, Class C, 4.43%, 11/15/25 (a)(b)		2,485	2,414,426
ARES XXIII CLO Ltd.:
Series 2012-1A, Class E, 6.41%, 4/19/23 (a)(b)		6,200	5,924,575
Series 2012-1AR, Class CR, 3.43%, 4/19/23 (a)(b)		2,500	2,487,471
Series 2012-1AR, Class DR, 4.38%, 4/19/23 (a)(b)		4,000	3,970,051
ARES XXV CLO Ltd.:
Series 2012-3X, Class C, 3.38%, 1/17/24 (b)		2,925	2,868,996
Series 2012-3X, Class D, 4.88%, 1/17/24 (b)		2,500	2,513,815
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3L, 2.93%, 2/17/26 (a)(b)		2,400	2,261,220
Atlas Senior Loan Fund V Ltd.:
Series 2014-1A, Class C, 3.23%, 7/16/26 (a)(b)		1,125	1,088,146
Series 2014-1A, Class D, 3.68%, 7/16/26 (a)(b)		2,145	1,972,076
Atrium CDO Corp., Series 8A, Class D, 4.73%, 10/23/22 (a)(b)		11,135	11,134,625
Atrium IX, Series 9A, Class D, 3.74%, 2/28/24 (a)(b)		1,750	1,656,702
Atrium VII, Series 7AR, Class FR, 5.74%, 11/16/22 (a)(b)		8,210	8,130,763
Atrium X, Series 10A, Class A, 1.35%, 7/16/25 (a)(b)		3,856	3,774,370
Avalon IV Capital Ltd., Series 2012-1AR, Class CR, 3.08%, 4/17/23 (a)(b)		3,095	3,061,822
Babson CLO Ltd.:
Series 2012-2A, Class C, 4.48%, 5/15/23 (a)(b)		3,465	3,446,549
Series 2014-3A, Class C1, 3.23%, 1/15/26 (a)(b)		5,885	5,734,933
Series 2014-3A, Class D1, 3.73%, 1/15/26 (a)(b)		2,985	2,810,079
Battalion CLO VII Ltd.:
Series 2014-7A, Class A2, 2.78%, 10/17/26 (a)(b)		4,540	4,540,147
Series 2014-7A, Class B, 3.83%, 10/17/26 (a)(b)		3,070	3,060,186
Series 2014-7A, Class C, 4.13%, 10/17/26 (a)(b)		6,030	5,742,584
Series 2014-7A, Class D, 5.53%, 10/17/26 (a)(b)		750	673,513
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.43%, 7/15/24 (a)(b)		3,210	3,141,655
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class C, 3.48%, 1/20/26 (a)(b)		2,530	2,302,042
Benefit Street Partners CLO IV Ltd.: Series 2014-IVA, Class A1A, 1.72%, 7/20/26 (a)(b)		12,205	12,082,532

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2014-IVA, Class C, 3.73%, 7/20/26 (a)(b)	USD	2,750	$2,533,314
Benefit Street Partners CLO Ltd.:
Series 2012-IA, Class C, 4.73%, 10/15/23 (a)(b)		2,880	2,831,202
Series 2012-IA, Class D, 5.73%, 10/15/23 (a)(b)		3,000	2,806,648
Benefit Street Partners CLO V Ltd.:
Series 2014-VA, Class C, 3.10%, 10/20/26 (a)(b)		3,235	3,110,483
Series 2014-VA, Class D, 3.55%, 10/20/26 (a)(b)		3,820	3,524,647
Series 2014-VA, Class E, 5.15%, 10/20/26 (a)(b)		2,490	2,197,598
Bowman Park CLO Ltd., Series 2014-1A, Class D2, 4.19%, 11/23/25 (a)(b)		4,945	4,788,738
Carlyle Global Market Strategies CLO Ltd.:
Series 2011-1A, Class E, 5.68%, 8/10/21 (a)(b)		2,750	2,743,799
Series 2012-2AR, Class ER, 6.33%, 7/20/23 (a)(b)		8,750	8,684,942
Series 2012-3A, Class C, 4.73%, 10/04/24 (a)(b)		9,300	9,274,944
Series 2012-4A, Class D, 4.73%, 1/20/25 (a)(b)		3,753	3,742,564
Series 2012-4A, Class E, 5.73%, 1/20/25 (a)(b)		3,400	3,144,432
Series 2014-1, Class C, 3.23%, 12/31/49 (a)(b)		8,300	8,075,438
Series 2014-2A, Class B2, 2.35%, 5/15/25 (a)(b)		13,310	12,955,639
Series 2014-3A, Class A2, 2.33%, 7/27/26 (a)(b)		3,500	3,415,820
Series 2014-5A, Class C, 4.38%, 10/16/25 (a)(b)		3,035	2,928,168
Cedar Funding III CLO Ltd.:
Series 2014-3A, Class C, 3.03%, 5/20/26 (a)(b)		3,515	3,316,917
Series 2014-3A, Class D, 3.78%, 5/20/26 (a)(b)		2,945	2,720,232
Cent CLO 21 Ltd., Series 2014-21A, Class C, 3.73%, 7/27/26 (a)(b)		1,715	1,587,891
Cent CLO 22 Ltd., Series 2014-22A, Class C, 3.98%, 11/07/26 (a)(b)		4,665	4,428,018
CIFC Funding Ltd.:
Series 2012-1AR, Class B1R, 4.38%, 8/14/24 (a)(b)		3,500	3,422,503
Series 2012-3A, Class A2L, 2.48%, 1/29/25 (a)(b)		4,480	4,399,339
Series 2014-1A, Class D, 3.48%, 4/18/25 (a)(b)		2,150	1,963,900
Series 2014-2A, Class A1L, 1.73%, 5/24/26 (a)(b)		10,360	10,278,152
Series 2014-2A, Class A3L, 3.08%, 5/24/26 (a)(b)		2,505	2,384,806
Series 2014-2A, Class B1L, 3.73%, 5/24/26 (a)(b)		7,755	7,142,978
Series 2014-3A, Class C1, 2.95%, 7/22/26 (a)(b)		2,421	2,296,675
Series 2014-3A, Class D, 3.55%, 7/22/26 (a)(b)		2,163	1,993,097
Series 2014-4A, Class C1, 3.14%, 10/17/26 (a)(b)		1,050	999,814
Series 2014-4A, Class D, 3.64%, 10/17/26 (a)(b)		3,755	3,452,117
Series 2014-5A, Class A1, 1.82%, 1/17/27 (a)(b)		22,630	22,200,030

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2014-5A, Class C, 3.59%, 1/17/27 (a)(b)	USD	3,440	$3,374,640
Series 2014-5A, Class D2, 4.74%, 1/17/27 (a)(b)		4,950	4,854,465
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.46%, 10/20/43 (a)(b)		2,470	2,447,742
Dryden 34 Senior Loan Fund, Series 2014-34A, Class C, 3.03%, 10/15/26 (a)(b)		3,000	2,875,702
Dryden Senior Loan Fund:
Series 2014-36A, Class B, 2.58%, 11/09/25 (a)(b)		3,500	3,465,000
Series 2014-36A, Class C, 3.28%, 11/09/25 (a)(b)		750	729,375
Series 2014-36A, Class D, 3.98%, 11/09/25 (a)(b)		2,870	2,704,975
Series 2014-36A, Class E, 5.43%, 11/09/25 (a)(b)		1,245	1,114,275
Dryden XXIV Senior Loan Fund, Series 2012-24A, Class A, 1.66%, 11/15/23 (a)(b)		12,125	12,115,590
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.33%, 8/15/25 (a)(b)		14,365	14,051,169
Dryden XXXI Senior Loan Fund:
Series 2014-31A, Class B, 2.13%, 4/18/26 (a)(b)		3,230	3,118,175
Series 2014-31A, Class C, 3.08%, 4/18/26 (a)(b)		7,305	7,041,153
ECP CLO Ltd., Series 2012-4A, Class A1, 1.58%, 6/19/24 (a)(b)		4,540	4,524,927
Flatiron CLO Ltd.:
Series 2012-1A, Class C, 4.73%, 10/25/24 (a)(b)		10,200	10,172,153
Series 2013-1A, Class A1, 1.63%, 1/17/26 (a)(b)		8,190	8,102,517
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class C, 4.23%, 4/20/23 (a)(b)		2,500	2,426,630
Series 2012-7A, Class D, 5.73%, 4/20/23 (a)(b)		5,000	4,780,929
Series 2012-7X, Class SUB, 0.00%, 4/20/23		7,000	6,262,437
Galaxy XII CLO Ltd., Series 2012-12A, Class B, 2.83%, 5/19/23 (a)(b)		4,845	4,856,309
Galaxy XV CLO Ltd., Series 2013-15A, Class C, 2.83%, 4/15/25 (a)(b)		3,000	2,860,033
Galaxy XVIII CLO Ltd.:
Series 2014-18A, Class B, 2.28%, 10/15/26 (a)(b)		6,365	6,189,844
Series 2014-18A, Class C1, 3.23%, 10/15/26 (a)(b)		5,500	5,340,137
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, 3.74%, 10/29/26 (a)(b)		3,297	3,096,533
GoldenTree Loan Opportunities VI Ltd.:
Series 2012-6A, Class D, 4.43%, 4/17/22 (a)(b)		1,000	992,909
Series 2012-6A, Class E, 5.73%, 4/17/22 (a)(b)		7,000	6,815,200
Gramercy Park CLO Ltd., Series 2012-1AR, Class DR, 5.73%, 7/17/23 (a)(b)		8,630	8,501,394
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.50%, 10/28/24 (a)(b)		11,535	11,378,669
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.73%, 4/15/25 (a)(b)		1,000	935,149

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	17

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
ING Investment Management CLO Ltd.:
Series 2012-1RA, Class BR, 2.98%, 3/14/22 (a)(b)	USD	6,000	$5,978,426
Series 2012-1RA, Class DR, 5.43%, 3/14/22 (a)(b)		3,000	2,983,328
Series 2012-2A, Class A, 1.76%, 10/15/22 (a)(b)		2,875	2,875,394
Series 2012-2A, Class C, 3.68%, 10/15/22 (a)(b)		5,000	4,999,930
Series 2012-2A, Class D, 4.78%, 10/15/22 (a)(b)		5,055	5,054,902
Series 2012-3A, Class D, 4.98%, 10/15/22 (a)(b)		4,000	3,958,758
Series 2012-4A, Class C, 4.73%, 10/15/23 (a)(b)		3,865	3,854,366
Series 2013-1A, Class A1, 1.37%, 4/15/24 (a)(b)		3,876	3,808,842
Series 2013-3A, Class A1, 1.69%, 1/18/26 (a)(b)		6,770	6,710,765
Series 2013-3A, Class B, 2.93%, 1/18/26 (a)(b)		6,540	6,214,503
Jamestown CLO IV Ltd., Series 2014-4A, Class C, 3.73%, 7/15/26 (a)(b)		3,117	2,908,960
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.38%, 7/15/25 (a)(b)		7,785	7,605,020
KVK CLO Ltd., Series 2014-3A, Class B, 2.33%, 10/15/26 (a)(b)		7,977	7,645,955
LCM X LP:
Series 10AR, Class CR, 3.08%, 4/15/22 (a)(b)		1,855	1,834,478
Series 10AR, Class DR, 3.98%, 4/15/22 (a)(b)		1,500	1,485,928
Series 10AR, Class ER, 5.73%, 4/15/22 (a)(b)		5,060	4,949,698
LCM XV LP, Series 15A, Class C, 3.33%, 8/25/24 (a)(b)		1,795	1,757,402
LCM XVI LP, Series 16A, Class A, 1.76%, 7/15/26 (a)(b)		3,330	3,314,332
Limerock CLO III LLC:
Series 2014-3A, Class C, 3.83%, 10/20/26 (a)(b)		13,030	12,365,470
Series 2014-3A, Class D, 5.38%, 10/20/26 (a)(b)		4,160	3,773,120
Madison Park Funding Ltd., Series 2012-9A, Class D, 4.58%, 8/15/22 (a)(b)		1,250	1,243,225
Madison Park Funding VIII Ltd.:
Series 2012-8AR, Class CR, 3.03%, 4/22/22 (a)(b)		3,553	3,508,341
Series 2012-8AR, Class DR, 4.08%, 4/22/22 (a)(b)		2,454	2,400,457
Madison Park Funding X Ltd., Series 2012-10A, Class D, 4.48%, 1/20/25 (a)(b)		4,715	4,663,248
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.73%, 10/23/25 (a)(b)		1,000	944,018
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 3.83%, 7/25/26 (a)(b)		4,925	4,661,636
Madison Park Funding XV Ltd.:
Series 2014-15A, Class B1, 3.49%, 1/27/26 (a)(b)		1,170	1,158,873
Series 2014-15A, Class D, 5.69%, 1/27/26 (a)(b)		750	693,457
Marea CLO Ltd.:
Series 2012-1A, Class B, 2.58%, 10/16/23 (a)(b)		2,143	2,141,307
Series 2012-1A, Class C, 3.68%, 10/16/23 (a)(b)		1,964	1,963,097
Series 2012-1A, Class D, 4.78%, 10/16/23 (a)(b)		2,500	2,445,807

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2012-1X, Class D, 4.78%, 10/16/23 (b)	USD	1,500	$1,467,484
Marine Park CLO Ltd., Series 2012-1A, Class D, 5.98%, 5/18/23 (a)(b)		1,000	952,174
Mountain Hawk II CLO Ltd., Series 2013-2A, Class A1, 1.39%, 7/22/24 (a)(b)		10,005	9,776,301
Muir Woods CLO Ltd., Series 2012-1A, Class C, 3.99%, 9/14/23 (a)(b)		4,700	4,709,494
Neuberger Berman CLO XVIII Ltd.:
Series 2014-18A, Class B, 3.38%, 11/14/25 (a)(b)		2,490	2,417,292
Series 2014-18A, Class C, 3.98%, 11/14/25 (a)(b)		2,850	2,680,140
Series 2014-18A, Class D, 5.48%, 11/14/25 (a)(b)		750	665,100
Oaktree CLO, Series 2014-1A, Class A2A, 2.28%, 2/13/25 (a)(b)		8,530	8,285,798
Oaktree EIF II Ltd.:
Series 2013-2A, Class A, 1.43%, 4/20/23 (a)(b)		3,597	3,570,255
Series 2014-A2, Class B, 2.53%, 11/15/25 (a)(b)		7,935	7,777,093
Series 2014-A2, Class C, 3.43%, 11/15/25 (a)(b)		6,860	6,701,534
Octagon Investment Partners XII Ltd.:
Series 2012-1AR, Class DR, 4.04%, 5/05/23 (a)(b)		5,965	5,960,329
Series 2012-1AR, Class ER, 5.74%, 5/05/23 (a)(b)		7,770	7,681,633
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.23%, 1/15/24 (a)(b)		1,000	969,040
Octagon Investment Partners XIX Ltd.:
Series 2014-1A, Class A, 1.75%, 4/15/26 (a)(b)		20,955	20,831,444
Series 2014-1A, Class F, 5.73%, 4/15/26 (a)(b)		3,950	3,270,863
Series 2014-1A, Class SUB, 0.00%, 4/15/26 (a)		5,600	4,940,444
Octagon Investment Partners XV Ltd., Series 2013-1A, Class E, 4.98%, 1/19/25 (a)(b)		1,250	1,101,729
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.35%, 7/17/25 (a)(b)		8,330	8,141,791
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1, 1.55%, 10/25/25 (a)(b)		8,425	8,294,673
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class C, 3.93%, 12/16/24 (a)(b)		1,250	1,186,291
Octagon Investment Partners XX Ltd.:
Series 2014-1A, Class D, 3.88%, 8/12/26 (a)(b)		3,240	3,057,512
Series 2014-1A, Class E, 5.48%, 8/12/26 (a)(b)		3,395	3,044,805
Octagon Investment Partners XXI Ltd.:
Series 2014-1A, Class C, 3.88%, 11/14/26 (a)(b)		5,925	5,601,554
Series 2014-1A, Class D, 6.83%, 10/25/26 (a)(b)		4,000	4,006,600
Octagon Investment Partners XXII Ltd.:
Series 2014-1A, Class B2, 2.59%, 1/15/27 (a)(b)		6,165	6,070,872
Series 2014-1A, Class C1, 3.54%, 1/15/27 (a)(b)		2,445	2,405,516
Series 2014-1A, Class D1, 4.19%, 1/15/27 (a)(b)		2,040	1,952,118

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2014-1A, Class E1, 5.54%, 1/15/27 (a)(b)	USD	1,245	$1,111,359
Octagon Loan Funding Ltd., Series 2014-1A, Class A1, 1.68%, 11/18/26 (a)(b)		16,154	15,992,749
OHA Credit Partners VI Ltd., Series 2012-6A, Class D, 4.73%, 5/15/23 (a)(b)		5,510	5,524,264
OHA Credit Partners VII Ltd., Series 2012-7A, Class A, 1.65%, 11/20/23 (a)(b)		7,500	7,479,893
OHA Intrepid Leveraged Loan Fund Ltd., Series 2011-1AR, Class DR, 3.28%, 4/20/21 (a)(b)		2,920	2,915,230
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.50%, 8/23/24 (a)(b)		10,470	10,312,079
OZLM Funding Ltd.:
Series 2012-1A, Class B, 3.98%, 7/22/23 (a)(b)		1,750	1,744,391
Series 2012-2X, Class B, 3.48%, 10/30/23 (b)		5,050	4,971,118
OZLM VII Ltd.:
Series 2014-7A, Class B1, 3.08%, 7/17/26 (a)(b)		1,070	1,016,012
Series 2014-7A, Class C, 3.83%, 7/17/26 (a)(b)		2,906	2,709,798
Series 2014-7A, Class D, 5.23%, 7/17/26 (a)(b)		3,834	3,371,643
OZLM VIII Ltd.:
Series 2014-8A, Class A2A, 2.43%, 10/17/26 (a)(b)		17,005	16,590,139
Series 2014-8A, Class B, 3.24%, 10/17/26 (a)(b)		1,545	1,486,643
Series 2014-8A, Class C, 3.74%, 10/17/26 (a)(b)		2,415	2,236,316
Palmer Square CLO Ltd.:
Series 2013-2A, Class A1A, 1.63%, 10/17/25 (a)(b)		10,000	9,859,078
Series 2014-1A, Class B, 2.82%, 10/17/22 (a)(b)		5,370	5,233,108
Series 2014-1A, Class C, 4.12%, 10/17/22 (a)(b)		3,230	3,184,032
Series 2014-1A, Class D, 6.02%, 10/17/22 (a)(b)		2,600	2,575,282
Race Point V CLO Ltd., Series 2011-5AR, Class DR, 3.98%, 12/15/22 (a)(b)		4,360	4,350,286
Race Point VI CLO Ltd., Series 2012-6A, Class E, 5.73%, 5/24/23 (a)(b)		4,295	4,239,063
Race Point VIII CLO Ltd., Series 2013-8A, Class A, 1.48%, 2/20/25 (a)(b)		5,070	4,990,653
RAIT Preferred Funding II Ltd., Series 2007-2A, Class A1T, 0.46%, 6/25/45 (a)(b)		6,980	6,421,835
Regatta Funding LP, Series 2013-2A, Class D, 5.73%, 1/15/25 (a)(b)		1,750	1,600,003
Regatta III Funding Ltd., Series 2014-1A, Class D, 5.13%, 4/15/26 (a)(b)		3,875	3,402,274
Regatta IV Funding Ltd.:
Series 2014-1A, Class C, 3.22%, 7/25/26 (a)(b)		1,440	1,377,996
Series 2014-1A, Class D, 3.77%, 7/25/26 (a)(b)		1,730	1,604,277
Regatta V Funding Ltd.:
Series 2014-1A, Class B, 3.23%, 10/25/26 (a)(b)		2,665	2,554,592
Series 2014-1A, Class C, 3.68%, 10/25/26 (a)(b)		5,475	5,050,539
Series 2014-1A, Class D, 5.13%, 10/25/26 (a)(b)		2,495	2,177,498
Seneca Park CLO Ltd.:
Series 2014-1A, Class D, 3.72%, 7/17/26 (a)(b)		5,755	5,402,870

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2014-1A, Class SUB, 0.00%, 7/17/26 (a)	USD	2,000	$1,904,112
Slater Mill Loan Fund LP, Series 2012-1A, Class E, 5.73%, 8/17/22 (a)(b)		3,200	3,050,823
Sound Point CLO I Ltd., Series 2012-1A, Class C, 3.53%, 10/20/23 (a)(b)		3,925	3,871,055
Sound Point CLO II Ltd., Series 2013-1A, Class A3L, 2.99%, 4/26/25 (a)(b)		9,465	8,976,769
Sound Point CLO IV Ltd., Series 2013-3A, Class A, 1.60%, 1/21/26 (a)(b)		5,815	5,750,838
Sound Point CLO Ltd., Series 2014-3A, Class D, 3.83%, 1/23/27 (a)(b)		2,910	2,648,100
Steele Creek CLO Ltd.:
Series 2014-1A, Class B, 2.48%, 8/21/26 (a)(b)		3,065	2,973,647
Series 2014-1A, Class C, 3.43%, 8/21/26 (a)(b)		3,065	2,979,180
Symphony CLO VII Ltd.:
Series 2011-7A, Class B, 2.13%, 7/28/21 (a)(b)		5,630	5,597,699
Series 2011-7A, Class F, 5.63%, 7/28/21 (a)(b)		2,390	2,348,733
Symphony CLO VIII LP, Series 2012-8AR, Class ER, 6.23%, 1/09/23 (a)(b)		6,880	6,801,456
Symphony CLO X Ltd., Series 2012-10A, Class B, 3.03%, 7/23/23 (a)(b)		3,000	2,992,684
Symphony CLO XV Ltd.:
Series 2014-15A, Class C, 3.43%, 10/17/26 (a)(b)		3,940	3,876,703
Series 2014-15A, Class D, 3.98%, 10/17/26 (a)(b)		6,225	5,859,593
Series 2014-15A, Class E, 5.28%, 10/17/26 (a)(b)		2,075	1,842,549
TICP CLO I Ltd., Series 2014-1A, Class A1, 1.73%, 4/26/26 (a)(b)		9,180	9,095,651
TICP CLO II Ltd.:
Series 2014-2A, Class A1A, 1.68%, 7/20/26 (a)(b)		9,575	9,480,320
Series 2014-2A, Class B, 3.23%, 7/26/26 (a)(b)		2,930	2,837,939
TICP CLO III Ltd.:
Series 2014-3A, Class A, 1.78%, 1/20/27 (a)(b)		9,965	9,913,182
Series 2014-3A, Class B1, 2.59%, 1/20/27 (a)(b)		5,530	5,445,391
Series 2014-3A, Class C, 3.25%, 1/20/27 (a)(b)		2,885	2,820,665
Series 2014-3A, Class D2, 4.18%, 1/20/27 (a)(b)		2,475	2,400,750
Venture XIX CLO Ltd.:
Series 2014-19A, Class A, 1.84%, 1/15/26 (a)(b)		9,605	9,570,384
Series 2014-19A, Class B, 2.69%, 1/15/26 (a)(b)		3,690	3,645,506
Series 2014-19A, Class C, 3.54%, 1/15/26 (a)(b)		2,830	2,767,975
Venture XVI CLO Ltd., Series 2014-16A, Class A3L, 3.12%, 4/15/26 (a)(b)		1,750	1,657,374
Venture XVII CLO Ltd., Series 2014-17A, Class C, 3.08%, 7/15/26 (a)(b)		3,066	2,918,209
Venture XVIII CLO Ltd.:
Series 2014-18A, Class C, 3.34%, 10/15/26 (a)(b)		4,164	4,021,456
Series 2014-18A, Class D, 3.99%, 10/15/26 (a)(b)		2,525	2,379,170
Voya CLO Ltd.:
Series 2014-3A, Class C, 3.83%, 7/25/26 (a)(b)		5,235	4,933,906

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	19

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands (concluded)
Series 2014-4A, Class A2A, 2.63%, 10/14/26 (a)(b)	USD	2,490	$2,474,900
Series 2014-4A, Class B, 3.58%, 10/14/26 (a)(b)		1,455	1,445,807
Series 2014-4A, Class C, 4.23%, 10/14/26 (a)(b)		3,475	3,363,382
Series 2014-4A, Class D, 5.73%, 10/14/26 (a)(b)		2,075	1,901,200
Washington Mill CLO Ltd.:
Series 2014-1A, Class A1, 1.73%, 4/20/26 (a)(b)		5,750	5,689,488
Series 2014-1A, Class C, 3.20%, 4/20/26 (a)(b)		2,815	2,704,293
Series 2014-1A, Class D, 3.68%, 4/20/26 (a)(b)		4,285	3,966,455
WhiteHorse IX Ltd.:
Series 2014-9A, Class B1, 2.32%, 7/17/26 (a)(b)		6,377	6,168,292
Series 2014-9A, Class C, 2.93%, 7/17/26 (a)(b)		2,780	2,607,160
WhiteHorse VIII Ltd., Series 2014-1A, Class C, 2.99%, 5/01/26 (a)(b)		4,140	3,902,611
Ziggurat CLO I Ltd.:
Series 2014-1A, Class B1, 2.33%, 10/17/26 (a)(b)		4,140	4,001,724
Series 2014-1A, Class C, 3.33%, 10/17/26 (a)(b)		3,320	3,204,796

			1,108,114,029
Ireland — 0.3%
ALME Loan Funding:
Series 2X, Class A, 1.69%, 8/15/27 (b)	EUR	11,500	13,849,166
Series 2X, Class E, 5.39%, 8/15/27 (b)		2,595	2,860,984
Series 2X, Class F, 6.14%, 8/15/27 (b)		1,730	1,823,916
Arbour CLO Ltd.:
Series 2014-1X, Class A, 1.81%, 6/16/27 (b)		12,101	14,636,824
Series 2014-1X, Class E, 5.36%, 6/16/27 (b)		2,706	2,984,175
Series 2014-1X, Class F, 6.11%, 6/16/27 (b)		1,352	1,424,425
Avoca CLO XI Ltd., Series 11X, Class A, 1.83%, 7/15/27 (b)		8,800	10,639,260
Avoca CLO XIII Ltd., Series 13X, Class E, 5.69%, 1/21/28 (b)		1,570	1,769,078
CVC Cordatus Loan Fund III Ltd., Series 3X, Class A1, 1.85%, 7/08/27 (b)		10,810	13,012,379
CVC Cordatus Loan Fund IV Ltd.:
Series 4X, Class E, 6.11%, 1/22/28 (b)		4,200	4,802,701
Series 4X, Class F, 6.71%, 1/22/28 (b)		2,100	2,185,356
Series 4X, Class SUB, 0.21%, 1/22/28 (b)		10,200	11,478,564
Sorrento Park CLO Ltd., Series 1X, Class E, 6.46%, 11/16/27 (a)(b)		1,710	1,852,218

			83,319,046
Italy — 0.2%
Arianna SPV Srl:
Series 1, Class A, 3.60%, 10/20/30		13,920	17,552,421
Series 1, Class B, 5.50%, 1/20/20		2,800	3,598,851
Asset Backed European Securitisation Transaction Ten Srl, Series 10, Class A, 0.57%, 12/10/28 (b)		13,285	16,084,547
Auto ABS, Series 2012-2, Class A, 2.80%, 4/27/25		1,439	1,753,846

Asset-Backed Securities		Par (000)		Value
Italy (concluded)
Berica PMI, Series 1, Class A1X, 2.48%, 5/31/57 (b)	EUR	1,106		$1,358,516
Colombo Srl, Series 1, Class B, 0.77%, 8/28/26 (b)		4,274		5,078,220

				45,426,401
Netherlands — 0.2%
Jubilee BV, Series 2014-11X, Class A, 1.48%, 4/15/27 (b)		8,790		10,636,356
Jubilee CDO VIII BV, Series VIII-X, Class SUB, 5.30%, 1/15/24 (b)		5,820		3,290,253
North Westerly CLO BV, Series IV-X, Class A-1, 1.76%, 1/15/26 (b)		13,800		16,678,408
St. Pauls CLO, Series 4X, Class A1, 1.49%, 4/25/28 (b)		13,250		15,999,534

				46,604,551
Portugal — 0.2%
GAMMA Sociedade de Titularizacao de Creditos SA/Atlantes SME, Series 3, Class A, 2.03%, 12/28/43 (b)		5,620		6,849,585
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta Electricity Receivables, Series 1, Class SNR, 4.17%, 2/16/17		8,591		10,562,827
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta II Electricity Receivables, Series 2, Class SNR, 2.98%, 2/16/18		29,447		35,812,642

				53,225,054
United States — 5.8%
ACE Securities Corp. Home Equity Loan Trust, Series 2006-CW1, Class A2D, 0.43%, 7/25/36 (b)	USD	6,460		3,766,038
Ally Auto Receivables Trust, Series 2012-A, Class R, 0.00%, 10/15/18 (a)(d)		—	(s)	7,520,000
American Credit Acceptance Receivables Trust, Series 2014-4, Class A, 1.20%, 7/10/18 (a)		10,000		9,989,072
American Homes 4 Rent, Series 2014-SFR2, Class E, 6.23%, 10/17/36 (a)		9,490		9,487,115
AmeriCredit Automobile Receivables Trust:
Series 2013-4, Class D, 3.31%, 10/08/19		3,945		4,009,327
Series 2013-5, Class D, 2.86%, 12/08/19		15,784		15,777,371
Series 2014-1, Class D, 2.54%, 6/08/20		4,370		4,317,875
Series 2014-1, Class E, 3.58%, 8/09/21		5,240		5,249,746
Series 2014-2, Class E, 3.37%, 11/08/21		6,750		6,705,551
Series 2014-3, Class D, 3.13%, 10/08/20		1,967		1,978,517
Bayview Opportunity Master Fund IIIa Trust:
Series 2013-7RPL, Class A, 4.46%, 11/28/18 (a)(c)		5,452		5,479,100
Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(b)		43,066		43,066,194
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE7, Class 1A2, 0.34%, 9/25/36 (b)		12,691		10,160,674
BOAA, Series 2012-1, Class R, 0.00%, 3/15/19 (d)		15,938		1,816,036
Carrington Mortgage Loan Trust:
Series 2006-FRE1, Class A4, 0.42%, 7/25/36 (b)		9,244		5,589,746

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2006-NC5, Class A3, 0.32%, 1/25/37 (b)	USD	2,500	$1,551,567
Series 2006-NC5, Class A4, 0.39%, 1/25/37 (b)		4,026	2,498,809
Series 2007-RFC1, Class A3, 0.31%, 12/25/36 (b)		24,894	16,324,638
Chesapeake Funding LLC:
Series 2013-1A, Class B, 1.16%, 1/07/25 (a)(b)		1,730	1,739,086
Series 2014-1A, Class B, 0.96%, 3/07/26 (a)(b)		1,965	1,966,495
Series 2014-1A, Class C, 1.36%, 3/07/26 (a)(b)		1,145	1,146,186
Series 2014-1A, Class D, 1.71%, 3/07/26 (a)(b)		3,245	3,248,505
CHLUPA Trust:
Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		8,711	8,721,931
Series 2014-HD, Class A, 2.92%, 2/15/21 (a)		16,733	16,711,952
Chrysler Capital Auto Receivables Trust:
Series 2013-AA, Class B, 1.83%, 3/15/19 (a)		2,080	2,097,746
Series 2013-AA, Class C, 2.28%, 7/15/19 (a)		4,330	4,344,653
Series 2013-AA, Class D, 2.93%, 8/17/20 (a)		4,330	4,397,418
Series 2013-BA, Class B, 1.78%, 6/17/19 (a)		3,660	3,668,217
Series 2013-BA, Class C, 2.24%, 9/16/19 (a)		3,785	3,792,608
Countrywide Asset-Backed Certificates:
Series 2006-19, Class 2A2, 0.33%, 3/25/37 (b)		15,405	13,812,074
Series 2007-BC3, Class 2A4, 0.42%, 11/25/47 (b)		7,297	3,529,301
Credit Acceptance Auto Loan Trust:
Series 2012-2A, Class B, 2.21%, 9/15/20 (a)		2,000	2,014,530
Series 2013-2A, Class B, 2.26%, 10/15/21 (a)		4,970	4,994,895
Series 2014-1A, Class A, 1.55%, 10/15/21 (a)		26,950	26,896,855
Series 2014-1A, Class B, 2.29%, 4/15/22 (a)		7,290	7,297,472
Series 2014-2A, Class A, 1.88%, 3/15/22 (a)		20,003	19,963,102
Series 2014-2A, Class B, 2.67%, 9/15/22 (a)		11,185	11,109,949
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 1/25/30 (a)		31,867	30,765,904
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		40,552	40,407,838
DT Auto Owner Trust, Series 2012-1A, Class D, 4.94%, 7/16/18 (a)		2,175	2,206,271
First Franklin Mortgage Loan Trust, Series 2006-FF16, Class 2A4, 0.38%, 12/25/36 (b)		10,383	6,461,977
Fremont Home Loan Trust:
Series 2006-3, Class 2A3, 0.33%, 2/25/37 (b)		9,415	5,347,986
Series 2006-B, Class 2A3, 0.33%, 8/25/36 (b)		11,745	5,028,741
GSAA Home Equity Trust, Series 2005-11, Class 2A1, 0.44%, 10/25/35 (b)		3,610	3,337,571
Invitation Homes Trust:
Series 2013-SFR1, Class F, 3.90%, 12/17/30 (a)(b)		1,649	1,599,080

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2014-SFR1, Class E, 3.41%, 6/17/31 (a)(b)	USD	11,395	$11,050,928
Series 2014-SFR2, Class A, 1.25%, 9/17/31 (a)(b)		6,215	6,137,797
Series 2014-SFR3, Class E, 4.66%, 12/17/31 (a)(b)		1,760	1,775,606
Lehman XS Trust, Series 2007-1, Class 2A1, 5.48%, 2/25/37 (b)		8,053	7,411,614
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 1A, 0.39%, 4/25/37 (b)		62,561	29,971,321
Navient Private Education Loan Trust:
Series 2014-AA, Class A2A, 2.74%, 2/15/29 (a)		5,735	5,745,627
Series 2014-AA, Class A2B, 1.40%, 2/15/29 (a)(b)		3,800	3,802,512
Series 2014-AA, Class A3, 1.76%, 10/15/31 (a)(b)		17,812	17,845,308
Series 2014-AA, Class B, 3.50%, 8/15/44 (a)		14,970	13,524,901
Series 2014-CTA, Class A, 0.86%, 9/16/24 (a)(b)		18,200	18,203,160
Series 2014-CTA, Class B, 1.91%, 10/17/44 (a)(b)		7,335	7,263,014
Nelnet Student Loan Trust:
Series 2008-3, Class A4, 1.88%, 11/25/24 (b)		4,435	4,640,398
Series 2014-2A, Class A3, 1.01%, 7/27/37 (a)(b)		12,770	12,724,028
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class D, 3.78%, 8/04/25 (a)(b)		2,833	2,623,159
NextGear Floorplan Master Owner Trust:
Series 2014-1A, Class A, 1.92%, 10/15/19 (a)		39,345	39,158,600
Series 2014-1A, Class B, 2.61%, 10/15/19 (a)		3,240	3,223,688
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		72,400	72,398,552
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)		25,037	25,272,348
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		41,335	41,497,033
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		7,500	7,504,650
Series 2014-2A, Class C, 4.33%, 9/18/24 (a)		13,875	13,948,260
Series 2014-2A, Class D, 5.31%, 9/18/24 (a)		24,570	24,700,221
PFS Financing Corp., Series 2014-AA, Class B, 1.11%, 2/15/19 (a)(b)		4,725	4,734,781
Pinnacle Park CLO Ltd.:
Series 2014-1A, Class D, 3.73%, 4/15/26 (a)(b)		4,080	3,832,548
Series 2014-1A, Class E, 5.18%, 4/15/26 (a)(b)		1,500	1,330,844
Prestige Auto Receivables Trust:
Series 2014-1A, Class A3, 1.52%, 4/15/20 (a)		5,030	5,019,744
Series 2014-1A, Class C, 2.39%, 5/15/20 (a)		4,455	4,437,532
Series 2014-1A, Class D, 2.91%, 7/15/21 (a)		4,945	4,926,021
Progress Residential Trust, Series 2014-SFR1, Class F, 4.85%, 10/17/31 (a)(b)		2,082	2,062,481

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	21

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
United States (continued)
Residential Asset Mortgage Products Trust, Series 2006-RZ4, Class A3, 0.44%, 10/25/36 (b)	USD	29,004	$24,210,886
SACO I Trust:
Series 2006-10, Class A, 0.47%, 10/25/36 (b)		5,528	8,045,144
Series 2006-9, Class A1, 0.47%, 8/25/36 (b)		6,585	8,158,615
Santander Drive Auto Receivables Trust:
Series 2011-4, Class C, 3.82%, 8/15/17		336	339,782
Series 2012-1, Class C, 3.78%, 11/15/17		2,194	2,221,902
Series 2012-3, Class B, 1.94%, 12/15/16		2,011	2,014,239
Series 2012-5, Class B, 1.56%, 8/15/18		3,740	3,748,407
Series 2014-2, Class C, 2.33%, 11/15/19		16,283	16,353,277
Series 2014-2, Class D, 2.76%, 2/18/20		11,460	11,427,064
Series 2014-3, Class D, 2.65%, 8/17/20		24,388	24,141,169
Series 2014-S1, Class R, 1.42%, 8/16/18 (a)		2,939	2,939,243
Series 2014-S2, Class R, 1.43%, 11/16/18 (a)		6,022	6,045,634
Series 2014-S3, Class R, 1.43%, 2/19/19 (a)		3,756	3,756,347
Series 2014-S4, Class R, 1.43%, 4/16/19 (a)		5,205	5,185,741
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		5,406	5,404,044
Series 2014-S6, Class R, 1.43%, 12/17/19 (a)		10,970	11,016,807
Scholar Funding Trust, Series 2011-A, Class A, 0.13%, 10/28/43 (a)(b)		3,170	3,188,614
Silver Bay Realty Trust:
Series 2014-1, Class E, 3.41%, 9/17/31 (a)(b)		2,475	2,373,475
Series 2014-1, Class F, 3.71%, 9/17/31 (a)(b)		4,080	3,909,811
SLC Private Student Loan Trust, Series 2006-A, Class A5, 0.40%, 7/15/36 (b)		6,431	6,380,034
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 0.64%, 3/15/22 (b)		3,597	3,568,701
Series 2004-A, Class A3, 0.64%, 6/15/33 (b)		34,701	32,779,016
Series 2004-B, Class A2, 0.44%, 6/15/21 (b)		1,581	1,569,624
Series 2004-B, Class A3, 0.57%, 3/15/24 (b)		17,655	16,869,653
Series 2005-B, Class A2, 0.42%, 3/15/23 (b)		6,207	6,152,904
Series 2006-B, Class A4, 0.41%, 3/15/24 (b)		6,338	6,280,811
Series 2006-C, Class A4, 0.41%, 3/15/23 (b)		4,434	4,372,336
Series 2007-A, Class A2, 0.35%, 9/15/25 (b)		2,407	2,384,778
Series 2007-A, Class A3, 0.40%, 12/15/26 (b)		7,225	6,882,275
SLM Private Education Loan Trust:
Series 2011-A, Class A2, 4.37%, 4/17/28 (a)		2,000	2,131,912
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		3,340	3,501,402
Series 2011-B, Class A3, 2.41%, 6/16/42 (a)(b)		11,165	11,832,991

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)	USD	7,690	$8,252,908
Series 2012-A, Class A1, 1.56%, 8/15/25 (a)(b)		1,204	1,216,708
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		11,210	11,784,490
Series 2012-B, Class A2, 3.48%, 10/15/30 (a)		5,750	5,973,629
Series 2012-C, Class A1, 1.26%, 8/15/23 (a)(b)		2,214	2,225,891
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		9,015	9,345,355
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)		25,520	26,223,357
Series 2012-E, Class A2A, 2.09%, 6/15/45 (a)		8,025	8,016,646
Series 2013-A, Class A1, 0.76%, 8/15/22 (a)(b)		5,196	5,201,394
Series 2013-A, Class A2A, 1.77%, 5/17/27 (a)		7,730	7,642,574
Series 2013-A, Class B, 2.50%, 3/15/47 (a)		17,440	16,716,414
Series 2013-B, Class A1, 0.81%, 7/15/22 (a)(b)		4,630	4,638,021
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		5,215	5,124,447
Series 2013-B, Class A2B, 1.25%, 6/17/30 (a)(b)		9,970	10,066,719
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		11,820	11,495,387
Series 2013-C, Class A2A, 2.94%, 10/15/31 (a)		15,620	15,952,112
Series 2013-C, Class B, 3.50%, 6/15/44 (a)		19,840	19,628,744
Series 2014-A, Class A2A, 2.59%, 1/15/26 (a)		2,800	2,834,614
Series 2014-A, Class A2B, 1.30%, 1/15/26 (a)(b)		13,940	14,079,010
Series 2014-A, Class B, 3.50%, 11/15/44 (a)		16,505	16,257,177
SLM Student Loan Trust, Series 2008-5, Class A4, 1.93%, 7/25/23 (b)		827	861,683
SoFi Professional Loan Program:
Series 2014-A, Class A1, 1.77%, 6/25/25 (a)(b)		3,375	3,419,636
Series 2014-A, Class A2, 3.02%, 10/25/27 (a)		1,258	1,272,648
Series 2014-B, Class A2, 2.55%, 8/25/29 (a)		13,880	13,906,094
Soundview Home Loan Trust, Series 2006-EQ1, Class A4, 0.42%, 10/25/36 (b)		10,000	6,802,900
SpringCastle America Funding LLC:
Series 2014-AA, Class A, 2.70%, 5/25/23 (a)		63,797	63,695,793
Series 2014-AA, Class B, 4.61%, 10/25/27 (a)		47,127	47,496,381
Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, 3.72%, 11/16/44 (a)(c)		33,348	33,347,648
SWAY Residential Trust, Series 2014-1, Class E, 4.46%, 1/17/20 (a)(b)		9,715	9,757,746
Washington Mutual Asset-Backed Certificates Trust, Series 2006-HE5, Class 2A2, 0.34%, 10/25/36 (b)		26,464	13,557,027

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
United States (concluded)
World Financial Network Credit Card Master Trust:
Series 2012-C, Class C, 4.55%, 8/15/22	USD	4,650	$4,840,566
Series 2012-C, Class M, 3.32%, 8/15/22		2,270	2,353,282
Series 2012-D, Class B, 3.34%, 4/17/23		3,290	3,377,863
Series 2012-D, Class M, 3.09%, 4/17/23		2,525	2,576,555

			1,447,790,452
Total Asset-Backed Securities — 11.1%			2,784,479,533

Common Stocks		Shares
China — 0.0%
China Unicom Hong Kong Ltd.		600,000	804,679
Germany — 0.1%
Commerzbank AG (e)		147,261	1,956,566
Volkswagen AG, Preference Shares		39,105	8,737,477

			10,694,043
Ireland — 0.0%
Smurfit Kappa Group Plc		73,117	1,654,491
Japan — 0.0%
Mitsui OSK Lines Ltd.		900,000	2,697,445
Luxembourg — 0.0%
Concrete Investment II SCA		24,318	—
Spain — 0.0%
CaixaBank SA		284,500	1,501,318
United Kingdom — 0.0%
Barclays PLC		2,041,550	7,748,087
United States — 0.1%
American Realty Capital Properties, Inc.		893,100	8,082,555
Beazer Homes USA, Inc. (e)		47,700	923,472
Delta Air Lines, Inc.		268,201	13,192,807
KB Home		96,000	1,588,800
United Continental Holdings, Inc. (e)		118,921	7,954,626
Vantage Drilling Co. (e)		1,556,671	760,901

			32,503,161
Total Common Stocks — 0.2%			57,603,224

Corporate Bonds		Par (000)
Australia — 0.0%
Drillsearch Finance Property Ltd., 6.00%, 9/01/18	USD	2,100	1,968,750
Transfield Services Ltd.:
8.38%, 5/15/20 (a)		1,800	1,917,000
8.38%, 5/15/20		300	322,875

			4,208,625
Belgium — 0.0%
KBC Groep NV, 2.38%, 11/25/24 (b)	EUR	8,700	10,604,313
Canada — 0.1%
MEG Energy Corp.:
6.50%, 3/15/21 (a)	USD	2,430	2,217,375
7.00%, 3/31/24 (a)		15,576	14,096,280

			16,313,655

Corporate Bonds		Par (000)	Value
China — 1.2%
Agile Property Holdings Ltd.:
6.88%, 2/28/17	CNH	21,000	$3,091,067
9.88%, 3/20/17	USD	7,970	7,850,450
Alibaba Group Holding Ltd., 4.50%, 11/28/34		5,000	5,140,070
Baidu, Inc., 3.50%, 11/28/22		7,500	7,416,083
Beijing Capital Hong Kong Ltd., 4.70%, 6/20/17	CNH	22,000	3,534,266
Billion Express Investments Ltd., 0.75%, 10/18/15	USD	16,000	15,980,000
Biostime International Holdings Ltd., 0.00%, 2/20/19 (d)	HKD	20,000	2,224,472
Bohai General Capital Ltd., 6.40%, 10/16/17	CNH	11,400	1,823,415
Caifu Holdings Ltd., 8.75%, 1/24/20	USD	6,200	5,746,098
China Singyes Solar Technologies Holdings Ltd., 5.00%, 8/08/19	CNY	4,000	647,002
CIFI Holdings Group Co. Ltd., 8.88%, 1/27/19	USD	2,200	2,189,264
CITIC Ltd.:
6.63%, 4/15/21		5,750	6,519,695
6.80%, 1/17/23		7,000	8,060,850
Country Garden Holdings Co. Ltd.:
11.13%, 2/23/18		6,000	6,363,060
7.88%, 5/27/19		6,000	6,066,000
Crotona Assets Ltd., 4.00%, 4/14/19		3,970	3,845,937
Dragon Aviation Finance Luxembourg SA, 4.00%, 11/28/22		15,839	15,680,389
Eastern Creation II Investment Holdings Ltd., 3.60%, 1/20/20		10,950	10,782,465
E-House China Holdings Ltd.:
2.75%, 12/15/18 (a)		10,700	9,571,150
2.75%, 12/15/18		1,000	897,100
Evergrande Real Estate Group Ltd., 8.75%, 10/30/18		4,000	3,680,000
Fantasia Holdings Group Co. Ltd.:
13.75%, 9/27/17		4,100	4,197,375
10.63%, 1/23/19		8,500	7,234,103
Fufeng Group Ltd., 3.00%, 11/27/18	CNY	33,000	5,539,894
Gemdale Asia Investment Ltd., 6.50%, 3/04/17	CNH	18,000	2,872,917
Greenland Global Investment Ltd., 3.50%, 10/17/17	USD	7,200	7,095,622
Greenland Hong Kong Holdings Ltd., 5.50%, 1/23/18	CNH	26,500	4,188,183
Hang Seng Bank China Ltd., 3.25%, 7/03/17		25,000	3,970,107
HC International, Inc., 5.00%, 11/27/19	HKD	30,000	3,722,605
Hengan International Group Co. Ltd., 0.00%, 6/27/18 (d)		71,000	9,361,802
Hero Asia Investment Ltd., 2.88%, 10/03/17	USD	6,000	5,908,308
Jingneng Clean Energy Investment Holdings Ltd., 4.30%, 12/23/17	CNH	25,000	4,021,804
Kaisa Group Holdings Ltd.:
9.00%, 6/06/19	USD	6,000	3,783,360
10.25%, 1/08/20		4,800	2,976,000
KWG Property Holding Ltd., 8.25%, 8/05/19		5,830	5,363,600
Logan Property Holdings Co. Ltd., 11.25%, 6/04/19		400	398,880
Logo Star Ltd., 1.50%, 11/22/18	HKD	18,000	2,660,662
Longfor Properties Co. Ltd., 6.75%, 5/28/18	CNH	21,400	3,440,841
Panda Funding Investment 2013, 3.95%, 12/17/16		22,000	3,507,925
Powerlong Real Estate Holdings Ltd., 10.75%, 9/18/17		25,000	3,952,512
Qihoo 360 Technology Co. Ltd.:
2.50%, 9/15/18 (a)	USD	2,000	1,927,500

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	23

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
China (concluded)
2.50%, 9/15/18	USD	2,079	$1,995,817
0.50%, 8/15/20 (a)		6,000	5,212,500
Semiconductor Manufacturing International Corp., 4.63%, 10/07/19		8,500	8,461,911
Shenzhou International Group Holdings Ltd., 0.50%, 6/18/19	HKD	38,000	4,812,080
Shui On Development Holding Ltd.:
8.70%, 11/24/17	USD	3,000	2,970,090
9.63%, 6/10/19		2,000	1,975,600
Sparkle Assets Ltd., 6.88%, 1/30/20		4,860	4,665,600
Sunac China Holdings Ltd., 9.38%, 4/05/18		7,000	7,122,500
Tencent Holdings Ltd., 3.38%, 5/02/19		2,550	2,591,914
Tong Jie Ltd., 0.00%, 2/18/18 (d)	HKD	27,000	3,490,486
Trillion Chance Ltd., 8.50%, 1/10/19	USD	8,500	7,931,291
Unican Ltd., 5.60%, 9/18/17	CNH	22,400	3,602,983
Universal Number One Co. Ltd., 5.70%, 1/30/17		15,000	2,412,902
Wanda Properties International Co. Ltd., 7.25%, 1/29/24	USD	15,000	16,777,200
West China Cement Ltd., 6.50%, 9/11/19		1,800	1,703,380
Yingde Gases Investment Ltd., 8.13%, 4/22/18		4,000	3,670,720
Yufu Eternity Ltd., 5.63%, 11/26/17	CNH	16,000	2,565,230

			295,195,037
Czech Republic — 0.1%
CE Energy AS, 7.00%, 2/01/21	EUR	4,555	5,537,697
RPG Byty Sro, 6.75%, 5/01/20		6,211	7,742,612

			13,280,309
Finland — 0.0%
Citycon Oyj, 3.75%, 6/24/20		5,750	7,778,708
France — 0.5%
3AB Optique Developpement SAS, 5.63%, 4/15/19		4,500	4,682,906
Autodis SA, 6.50%, 2/01/19		395	477,971
BNP Paribas SA, 2.63%, 10/14/27 (b)		15,800	19,270,834
Casino Guichard Perrachon SA, 2.80%, 8/05/26		5,100	6,456,445
Credit Agricole SA, 3.88%, 4/15/24 (a)	USD	8,200	8,472,347
Kerneos Corporate SAS:
4.83%, 3/01/21 (b)	EUR	1,233	1,489,071
5.75%, 3/01/21		1,613	1,988,412
Labeyrie Fine Foods SAS, 5.63%, 3/15/21		485	592,745
Lion/Seneca France 2, 7.88%, 4/15/19		4,560	4,745,344
Numericable-SFR:
5.38%, 5/15/22		8,311	10,378,568
6.00%, 5/15/22 (a)	USD	8,215	8,260,183
5.63%, 5/15/24	EUR	6,717	8,412,404
Plastic Omnium SA, 2.88%, 5/29/20		4,400	5,662,024
Renault SA:
3.63%, 9/19/18		6,400	8,415,929
3.13%, 3/05/21		18,507	24,581,271
SGD Group SAS, 5.63%, 5/15/19		3,435	4,052,619
THOM Europe SAS, 7.38%, 7/15/19		2,190	2,517,516

			120,456,589
Germany — 0.6%
Bayer U.S. Finance LLC, 3.38%, 10/08/24	USD	6,225	6,334,386
Commerzbank AG:
7.75%, 3/16/21	EUR	7,800	11,538,462
8.13%, 9/19/23 (a)	USD	4,186	4,813,272
Deutsche Raststaetten Gruppe IV GmbH, 6.75%, 12/30/20	EUR	1,008	1,292,918
Fresenius Finance BV, 3.00%, 2/01/21		9,430	12,324,806
FTE Verwaltungs GmbH, 9.00%, 7/15/20		2,740	3,232,325
Galapagos SA, 5.38%, 6/15/21		470	562,867
Grand City Properties SA, 2.00%, 10/29/21		2,600	3,133,601

Corporate Bonds		Par (000)	Value
Germany (concluded)
Mahle GmbH, 2.50%, 5/14/21	EUR	1,097	$1,367,600
Pfleiderer GmbH, 7.88%, 8/01/19		1,963	2,258,943
SAP SE:
1.13%, 2/20/23		9,275	11,535,810
1.75%, 2/22/27		5,500	6,895,748
Schaeffler Holding Finance BV:
5.75% (5.75% Cash or 6.50% PIK), 10/15/21 (f)		5,378	6,930,664
6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (f)		870	1,094,856
ThyssenKrupp AG, 3.13%, 10/25/19		1,240	1,580,216
Trionista Holdco GmbH, 5.00%, 4/30/20		1,457	1,824,754
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.75%, 1/15/23		3,644	4,770,037
5.13%, 1/21/23		390	501,416
5.63%, 4/15/23		909	1,191,233
4.00%, 1/15/25		15,191	18,726,578
6.25%, 1/15/29		322	442,238
Unitymedia KabelBW GmbH, 9.50%, 3/15/21		1,130	1,528,025
Volkswagen International Finance NV:
5.50%, 11/09/15 (a)		2,100	2,810,469
5.50%, 11/09/15		42,200	56,962,162

			163,653,386
Hong Kong — 0.4%
Asia View Ltd., 1.50%, 8/08/19	USD	5,000	4,943,750
China Nickel Resources Holdings Co. Ltd., 12.00%, 12/12/18	HKD	8,000	557,085
China Overseas Finance Investment Cayman IV Ltd., 0.00%, 2/04/21 (d)	USD	7,400	7,982,750
China Overseas Grand Oceans Finance Cayman Ltd., 2.00%, 3/21/17 (g)	HKD	48,000	6,174,360
China Precious Metal Resources Holdings Co. Ltd., 7.25%, 2/04/18		57,000	4,103,377
Double Rosy Ltd., 3.63%, 11/18/19	USD	13,600	13,498,680
Glorious Property Holdings Ltd., 13.25%, 3/04/18		4,800	3,460,800
Goodman HK Finance, 4.38%, 6/19/24		5,500	5,582,005
Haitong International Securities Group Ltd., 1.25%, 11/04/19	HKD	42,000	5,795,233
Hong Kong Aviation Ltd., 7.50%, 11/04/16	CNH	22,200	3,631,443
Hopson Development Holdings Ltd., 9.88%, 1/16/18	USD	5,900	5,343,996
IT Ltd., 6.25%, 5/15/18	CNH	20,100	3,016,368
The Link Finance Cayman 2009 Ltd., 3.60%, 9/03/24	USD	6,500	6,528,340
MIE Holdings Corp.:
6.88%, 2/06/18	USD	2,650	2,126,625
7.50%, 4/25/19		3,200	2,416,000
PCCW-HKT Capital No. 5 Ltd., 3.75%, 3/08/23		3,600	3,530,833
REXLot Holdings Ltd., 4.50%, 4/17/19	HKD	20,000	2,243,815
Shine Power International Ltd., 0.00%, 7/28/19 (d)		60,000	7,447,145

			88,382,605
India — 1.1%
AE-Rotor Holding BV, 4.97%, 3/28/18		5,200	5,343,156
Food Corp. of India, 9.95%, 3/07/22	INR	2,835,000	48,906,300
GCX Ltd., 7.00%, 8/01/19	USD	4,500	4,533,255
Greenko Dutch BV, 8.00%, 8/01/19		8,100	7,107,507
Housing Development Finance Corp.:
9.65%, 1/17/19	INR	2,055,000	33,546,742
9.45%, 8/21/19		1,218,000	19,681,923
Housing Development Finance Corp. Ltd., 9.75%, 10/10/16		1,000,000	16,034,029
Jaiprakash Associates Ltd., 5.75%, 9/08/17	USD	4,500	3,285,000

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
India (concluded)
JSW Steel Ltd., 4.75%, 11/12/19	USD	6,000	$5,715,000
Power Finance Corp. Ltd., 9.69%, 3/02/19	INR	3,050,000	49,999,754
Power Grid Corp. of India Ltd.:
9.30%, 9/04/24		240,000	4,060,627
9.30%, 9/04/29		200,000	3,396,032
Rolta Americas LLC, 8.88%, 7/24/19 (a)	USD	2,449	2,106,140
Rural Electrification Corp. Ltd.:
9.10%, 9/23/17	INR	2,170,000	34,816,146
8.44%, 12/04/21		750,000	11,799,594
Samvardhana Motherson Automotive Systems Group BV, 4.13%, 7/15/21	EUR	4,323	5,125,549
Sintex Industries Ltd., 3.75%, 11/29/17 (g)	USD	4,900	5,616,625
Suzlon Energy Ltd., 3.25%, 7/16/19 (c)		4,900	4,263,000
Tata Motors Ltd., 4.63%, 4/30/20		4,450	4,522,313
TML Holdings Pte Ltd., 5.75%, 5/07/21		3,000	3,091,950
Videocon Industries Ltd., 6.75%, 12/16/15		1,900	1,553,250

			274,503,892
Indonesia — 0.1%
Alam Synergy Pte Ltd.:
9.00%, 1/29/19		3,500	3,566,500
6.95%, 3/27/20		2,000	1,835,000
Berau Capital Resources Pte Ltd., 12.50%, 7/08/15		5,250	2,625,000
Berau Coal Energy Tbk PT, 7.25%, 3/13/17		4,280	1,979,500
Indo Energy Finance II BV, 6.38%, 1/24/23		4,000	2,600,000
MPM Global Pte Ltd., 6.75%, 9/19/19		2,250	2,213,404

			14,819,404
Ireland — 0.4%
Allied Irish Banks PLC, 2.75%, 4/16/19	EUR	10,450	13,294,897
Ardagh Glass Finance PLC, 8.75%, 2/01/20		572	712,956
Ardagh Packaging Finance PLC, 9.25%, 10/15/20		545	695,750
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (a)	USD	5,800	5,669,500
4.25%, 1/15/22	EUR	8,355	9,967,948
Bank of Ireland:
2.00%, 5/08/17		6,775	8,343,454
3.25%, 1/15/19		16,658	21,613,050
4.25%, 6/11/24 (b)		28,415	33,953,864
DEPFA Bank PLC, 0.78%, 12/15/15 (b)		4,644	5,352,561

			99,603,980
Italy — 1.1%
Astaldi SpA, 7.13%, 12/01/20		5,113	6,319,403
Banca Monte dei Paschi di Siena SpA:
4.88%, 9/15/16		13,080	16,890,074
2.88%, 4/16/22		25,375	33,399,900
2.88%, 7/16/24		5,910	7,673,009
Banca Popolare dell’Emilia Romagna SC, 3.38%, 10/22/18		11,000	14,693,141
Banco Popolare SC, 3.50%, 3/14/19		7,160	9,032,806
Cerved Group SpA:
6.38%, 1/15/20		1,600	2,052,250
8.00%, 1/15/21		1,010	1,318,093
CNH Industrial Finance Europe SA, 2.75%, 3/18/19		7,095	8,700,937
FGA Capital Ireland PLC, 2.63%, 4/17/19		3,450	4,328,858
Gamenet SpA, 7.25%, 8/01/18		780	774,837
GCL Holdings SCA, 9.38%, 4/15/18		995	1,258,183
Intesa Sanpaolo SpA:
3.50%, 1/17/22		5,220	7,176,024
3.93%, 9/15/26		3,675	4,538,775
IVS F. SpA, 7.13%, 4/01/20		387	477,750

Corporate Bonds		Par (000)	Value
Italy (concluded)
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (a)	USD	3,376	$3,679,840
7.38%, 7/15/39 (a)		1,740	1,792,200
6.25%, 1/15/40 (a)		6,540	6,213,000
Mediobanca SpA, 2.25%, 3/18/19	EUR	7,750	9,823,456
Officine Maccaferri SpA, 5.75%, 6/01/21		2,268	2,653,764
Rhino Bondco SpA, 7.25%, 11/15/20		2,000	2,477,463
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	1,056	1,082,400
6.00%, 9/30/34		887	887,000
7.72%, 6/04/38		2,050	2,285,750
Telecom Italia Finance SA:
6.13%, 11/15/16	EUR	17,800	25,243,644
7.75%, 1/24/33		3,440	5,518,760
Telecom Italia SpA:
4.88%, 9/25/20		1,050	1,407,476
4.50%, 1/25/21		7,875	10,408,234
5.88%, 5/19/23	GBP	5,650	9,550,381
Twin Set-Simona Barbieri SpA, 5.96%, 7/15/19 (b)	EUR	2,012	2,105,952
UniCredit SpA:
3.25%, 1/14/21		11,640	15,428,729
5.75%, 10/28/25 (b)		18,870	24,671,450
Unione di Banche Italiane SCpA, 2.88%, 2/18/19		7,725	9,953,566
Wind Acquisition Finance SA:
4.00%, 7/15/20		14,463	17,167,604
4.08%, 7/15/20 (b)		5,230	6,043,792

			277,028,501
Jamaica — 0.0%
Digicel Ltd.:
8.25%, 9/01/17 (a)	USD	1,845	1,868,063
6.00%, 4/15/21 (a)		3,100	2,898,500

			4,766,563
Japan — 0.2%
CYBERDYNE, Inc., 0.00%, 12/12/17 (d)	JPY	210,000	1,939,493
Kawasaki Kisen Kaisha Ltd., 0.00%, 9/26/18 (d)		500,000	4,899,608
Kyoritsu Maintenance Co. Ltd., 0.00%, 12/28/18 (d)		460,000	4,833,571
Maruzen Showa Unyu Co. Ltd., 0.00%, 3/29/19 (d)		571,000	4,945,838
MISUMI Group, Inc., 0.00%, 10/22/18 (d)	USD	7,700	8,306,375
Nagoya Railroad Co. Ltd., 0.00%, 12/11/24 (d)	JPY	820,000	7,119,719
Park24 Co. Ltd., 0.00%, 4/26/18 (d)		400,000	3,349,474
Resorttrust, Inc., 0.00%, 12/01/21 (d)		260,000	2,357,864
SBI Holdings, Inc., 0.00%, 11/02/17 (d)		700,000	6,260,436
Shionogi & Co. Ltd., 0.00%, 12/17/19 (d)		90,000	813,366
The Shizuoka Bank Ltd., 0.00%, 4/25/18 (d)	USD	1,700	1,629,875
Softbank Corp., 4.50%, 4/15/20 (a)		1,045	1,029,325
Sumitomo Forestry Co. Ltd., 0.00%, 8/24/18 (d)	JPY	350,000	2,958,549
Takashimaya Co. Ltd., 0.00%, 12/11/18 (d)		30,000	258,662
Teijin Ltd., 0.00%, 12/12/18 (d)		240,000	2,135,916
Terumo Corp., 0.00%, 12/06/21 (d)		80,000	699,616
Yamaguchi Financial Group, Inc., 0.00%, 12/20/18 (d)	USD	6,400	6,808,000

			60,345,687

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	25

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Jersey — 0.0%
Atrium European Real Estate Ltd., 4.00%, 4/20/20	EUR	3,155	$4,062,548
Luxembourg — 0.3%
Altice SA, 7.25%, 5/15/22		16,305	19,976,540
APERAM, 0.63%, 7/08/21	USD	5,800	5,765,200
BMBG Bond Finance SCA, 5.08%, 10/15/20 (b)	EUR	3,635	4,402,827
INEOS Group Holdings SA:
6.50%, 8/15/18		433	514,391
5.75%, 2/15/19		655	760,881
Intelsat Luxembourg SA, 6.75%, 6/01/18	USD	3,100	3,162,000
Intralot Capital Luxembourg SA, 6.00%, 5/15/21	EUR	1,685	1,713,117
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		9,135	11,319,127
Magnolia BC SA, 9.00%, 8/01/20		1,610	1,862,660
Monitchem HoldCo 3 SA, 5.25%, 6/15/21		884	1,053,642
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		2,006	2,554,178
Spie BondCo 3 SCA, 11.00%, 8/15/19		4,500	6,064,635
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		392	516,220
6.75%, 8/15/24		1,380	1,870,358
Xefin Lux SCA, 3.83%, 6/01/19 (b)		5,810	7,030,409

			68,566,185
Malaysia — 0.0%
Cahaya Capital Ltd., 0.00%, 9/18/21 (d)	USD	5,000	5,124,000
YTL Corp. Finance Labuan Ltd., 1.88%, 3/18/15		6,000	6,030,000

			11,154,000
Mexico — 0.1%
Cemex Finance LLC, 5.25%, 4/01/21	EUR	11,311	13,857,997
Cemex SAB de CV, 4.75%, 1/11/22		4,460	5,282,154

			19,140,151
Mongolia — 0.0%
Mongolian Mining Corp., 8.88%, 3/29/17 (o)	USD	1,100	720,500
Netherlands — 0.1%
Achmea Bank NV, 2.75%, 2/18/21	EUR	4,150	5,510,967
Achmea BV, 6.00%, 4/04/43 (b)		2,709	3,738,201
Constellium NV, 4.63%, 5/15/21		555	583,267
Hema Bondco I BV:
5.33%, 6/15/19 (b)		4,470	4,300,376
6.25%, 6/15/19		3,751	3,812,865
Hema Bondco II BV, 8.50%, 12/15/19		308	227,345
Shell International Finance BV, 1.63%, 1/20/27		7,025	8,601,645
TMF Group Holding BV, 9.88%, 12/01/19		1,936	2,407,086

			29,181,752
Philippines — 0.0%
Filinvest Development Cayman Islands, 4.25%, 4/02/20	USD	5,500	5,294,485
Poland — 0.0%
Play Finance 1 SA, 6.50%, 8/01/19	EUR	2,675	3,431,106
Play Finance 2 SA, 5.25%, 2/01/19		4,050	5,072,240

			8,503,346
Portugal — 0.2%
Caixa Geral de Depositos SA, 3.00%, 1/15/19		2,100	2,777,562
EDP Finance BV, 4.13%, 1/15/20	USD	7,425	7,466,578
Galp Energia SGPS SA:
4.13%, 1/25/19	EUR	5,200	6,543,162
3.00%, 1/14/21		6,800	8,125,918

Corporate Bonds		Par (000)	Value
Portugal (concluded)
Novo Banco SA:
2.63%, 5/08/17	EUR	3,600	$4,052,852
4.75%, 1/15/18		9,500	11,266,296
4.00%, 1/21/19		9,500	11,121,441

			51,353,809
Singapore — 0.1%
Global A&T Electronics Ltd., 10.00%, 2/01/19	USD	6,190	5,475,055
Olam International Ltd., 6.00%, 10/15/16		1,700	1,793,500
OSIM International Ltd., 0.00%, 9/18/19 (d)	SGD	7,500	5,356,132
Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/22 (b)	USD	7,000	7,195,890
Pakuwon Prima Pte Ltd., 7.13%, 7/02/19		2,400	2,372,995
United Overseas Bank Ltd., 3.75%, 9/19/24 (b)		6,050	6,154,060

			28,347,632
Slovenia — 0.0%
United Group BV, 7.88%, 11/15/20	EUR	1,000	1,287,497
South Korea — 0.1%
Celltrion, Inc., 2.75%, 3/27/18	USD	8,000	6,832,000
Woori Bank Co. Ltd., 4.75%, 4/30/24		16,800	17,353,946

			24,185,946
Spain — 0.7%
Abengoa Finance SAU, 6.00%, 3/31/21	EUR	2,458	2,531,882
Aldesa Financial Services SA, 7.25%, 4/01/21		878	897,219
AyT Cedulas Cajas Global, 4.00%, 3/24/21		4,100	5,799,306
AyT Cedulas Cajas X Fondo de Titulizacion, 0.15%, 6/30/15 (b)		20,000	24,134,413
Bankia SA:
3.50%, 1/17/19		20,200	26,376,373
4.00%, 5/22/24 (b)		46,700	55,195,635
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (f)		3,428	4,313,394
BPE Financiaciones SA, 2.50%, 2/01/17		10,200	12,591,466
CaixaBank SA:
4.50%, 11/22/16		6,500	7,092,968
3.13%, 5/14/18		1,400	1,826,815
5.00%, 11/14/23 (b)		7,200	9,342,131
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18		3,392	4,222,710
Obrascon Huarte Lain SA, 4.75%, 3/15/22		2,670	3,074,017
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20		3,760	4,686,280
Telefonica SA, 6.00%, 7/24/17		8,000	9,941,796

			172,026,405
Sri Lanka — 0.0%
SriLankan Airlines Ltd., 5.30%, 6/27/19	USD	3,550	3,540,415
Sweden — 0.0%
Verisure Holding AB, 8.75%, 12/01/18	EUR	1,000	1,287,521
Switzerland — 0.2%
Credit Suisse AG:
6.50%, 8/08/23	USD	9,470	10,395,418
5.75%, 9/18/25 (b)	EUR	1,580	2,160,427
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19		2,544	3,232,294
Selecta Group BV, 6.50%, 6/15/20		1,333	1,524,286
UBS AG:
4.75%, 5/22/23 (b)	USD	3,860	3,894,794
5.13%, 5/15/24		9,945	9,984,681
4.75%, 2/12/26 (b)	EUR	5,740	7,437,114

			38,629,014

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Taiwan — 0.1%
Far Eastern International Bank, 0.00%, 2/07/18 (d)	USD	2,600	$2,568,800
Neo Solar Power Corp., 0.00%, 7/18/17 (d)		5,000	4,787,500
Siliconware Precision Industries Co. Ltd., 0.00%, 10/31/19 (d)		3,000	3,263,250
Zhen Ding Technology Holding Ltd., 0.00%, 6/07/15 (d)		3,700	3,954,375

			14,573,925
Thailand — 0.1%
Bangkok Dusit Medical Services PCL, 0.00%, 9/18/19 (d)	THB	276,000	8,250,638
CP Foods Holdings Ltd., 0.50%, 1/15/19	USD	4,400	4,433,000

			12,683,638
United Arab Emirates — 0.0%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 5/30/25 (a)		7,697	8,158,644
United Kingdom — 1.8%
AA Bond Co. Ltd., 9.50%, 7/31/43	GBP	14,460	24,779,871
Annington Finance No. 4 PLC, 1.53%, 1/10/23 (b)		2,153	3,326,001
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (f)		1,000	1,932,668
Bakkavor Finance 2 PLC, 8.25%, 2/15/18		1,000	1,589,869
Barclays Bank PLC, 7.63%, 11/21/22	USD	9,753	10,664,174
Boparan Finance PLC:
4.38%, 7/15/21	EUR	391	395,064
5.50%, 7/15/21	GBP	2,418	3,146,866
British Sky Broadcasting Group PLC:
1.70%, 9/15/21	EUR	10,650	13,109,625
2.50%, 9/15/26		29,200	37,337,317
Care UK Health & Social Care PLC, 5.56%, 7/15/19 (b)	GBP	4,461	6,445,364
Co-operative Group Holdings Ltd., 6.88%, 7/08/20 (c)		2,160	3,476,128
Debenhams PLC, 5.25%, 7/15/21		1,000	1,517,378
DFS Furniture Holdings PLC, 7.63%, 8/15/18		914	1,471,188
EC Finance PLC, 5.13%, 7/15/21	EUR	2,875	3,591,967
Eco-Bat Finance PLC, 7.75%, 2/15/17		898	1,010,564
Enterprise Inns PLC, 6.00%, 10/06/23	GBP	6,106	9,136,157
Findus Bondco SA, 9.13%, 7/01/18	EUR	885	1,129,796
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	2,700	4,397,767
Grainger PLC, 5.00%, 12/16/20		890	1,409,587
Greene King Finance PLC, Series A5, 3.06%, 12/15/33 (b)		29,066	45,279,771
House of Fraser Funding PLC, 8.88%, 8/15/18		1,033	1,690,539
Hydra Dutch Holdings 2 BV, 5.58%, 4/15/19 (b)	EUR	1,790	1,992,715
IDH Finance PLC:
6.00%, 12/01/18	GBP	3,168	4,935,185
6.00%, 12/01/18 (a)		700	1,090,477
INEOS Finance PLC, 8.38%, 2/15/19 (a)	USD	1,770	1,880,625
Jaguar Land Rover Automotive PLC:
8.25%, 3/15/20	GBP	2,830	4,851,949
5.00%, 2/15/22		460	757,483
Lloyds Bank PLC, 1.00%, 11/19/21	EUR	5,875	7,189,259
Marks & Spencer PLC, 4.75%, 6/12/25	GBP	1,220	2,093,992
Mitchells & Butlers Finance PLC, 2.69%, 6/15/36 (b)		3,072	4,069,824
New Look Bondco I PLC, 8.75%, 5/14/18		430	702,871
Pension Insurance Corp. PLC, 6.50%, 7/03/24		1,950	3,126,017
Premier Foods Finance PLC:
5.56%, 3/16/20 (b)		2,754	3,777,306
6.50%, 3/15/21		664	887,955
Premier Oil PLC, 5.11%, 5/10/18	USD	12,700	12,700,000
Priory Group No. 3 PLC, 7.00%, 2/15/18	GBP	1,126	1,819,249

Corporate Bonds		Par (000)	Value
United Kingdom (concluded)
Punch Taverns Finance B Ltd.:
7.37%, 9/30/21	GBP	7,976	$13,177,054
Series A6, 5.94%, 9/30/22		7,804	12,041,704
Series A7, 5.27%, 3/30/24		6,467	9,726,031
Punch Taverns Finance PLC:
0.56%, 7/15/21 (b)		5,700	7,995,633
7.27%, 10/15/26		5,475	9,685,354
7.27%, 10/15/26 (a)		1,825	3,272,682
6.06%, 10/15/27 (a)(b)		7,866	11,892,344
Spirit Issuer PLC:
Series A2, 3.26%, 12/28/31 (b)		14,430	21,815,922
Series A6, 2.36%, 12/28/36 (b)		7,014	10,522,090
Stonegate Pub Co. Financing PLC:
5.31%, 4/15/19 (b)		2,205	3,431,908
5.75%, 4/15/19		6,395	9,802,806
The Unique Pub Finance Co. PLC:
6.46%, 3/30/32		23,306	33,418,817
Series A3, 6.54%, 3/30/21		2,421	3,887,285
Series A4, 5.66%, 6/30/27		19,940	30,923,343
Series M, 7.40%, 3/28/24		16,090	25,642,176
Virgin Media Secured Finance PLC, 6.00%, 4/15/21		3,075	5,044,321
Vougeot Bidco PLC, 7.88%, 7/15/20		4,216	6,801,058
Voyage Care BondCo PLC:
6.50%, 8/01/18		500	794,303
11.00%, 2/01/19		5,000	8,338,526

			456,925,925
United States — 2.7%
Access Midstream Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22	USD	1,635	1,737,187
4.88%, 5/15/23		1,060	1,075,900
The ADT Corp.:
2.25%, 7/15/17		3,900	3,773,250
4.13%, 4/15/19		5,097	5,046,030
Advanced Micro Devices, Inc., 6.75%, 3/01/19		3,810	3,581,400
AES Corp., 8.00%, 10/15/17		3,133	3,516,793
Ally Financial, Inc., 8.00%, 11/01/31		2,600	3,315,000
American Airlines Pass-Through Trust, 6.00%, 1/15/17 (a)		40,210	41,416,300
ARC Properties Operating Partnership LP, 2.00%, 2/06/17		11,400	10,864,975
Atwood Oceanics, Inc., 6.50%, 2/01/20		825	750,750
Belden, Inc.:
5.50%, 4/15/23	EUR	1,000	1,255,128
5.50%, 4/15/23		6,181	7,757,944
Brightstar Corp., 7.25%, 8/01/18 (a)	USD	7,263	7,753,253
Calpine Corp., 5.38%, 1/15/23		8,090	8,170,900
CCO Holdings LLC/CCO Holdings Capital Corp.:
7.38%, 6/01/20		8,032	8,513,920
5.25%, 9/30/22		8,115	8,094,713
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)		1,940	2,122,185
Chesapeake Energy Corp., 5.75%, 3/15/23		3,000	3,090,000
CHS/Community Health Systems, Inc., 8.00%, 11/15/19		5,622	6,001,485
CIT Group, Inc.:
4.25%, 8/15/17		4,819	4,915,380
5.50%, 2/15/19 (a)		1,100	1,160,500
CONSOL Energy, Inc., 5.88%, 4/15/22 (a)		5,660	5,263,800
Continental Resources, Inc., 4.90%, 6/01/44		2,600	2,253,316
Covanta Holding Corp., 6.38%, 10/01/22		1,610	1,706,600
Crown Castle International Corp., 5.25%, 1/15/23		1,735	1,769,700

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	27

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
United States (continued)
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)	USD	1,805	$1,692,187
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24		5,685	5,798,700
DISH DBS Corp., 5.88%, 7/15/22		8,105	8,307,625
DPL, Inc., 6.50%, 10/15/16		429	452,595
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		686	696,290
First Data Corp.:
7.38%, 6/15/19 (a)		19,619	20,648,997
8.88%, 8/15/20 (a)		3,150	3,378,375
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22	EUR	2,405	2,684,639
General Motors Co.:
4.88%, 10/02/23	USD	3,520	3,766,400
6.25%, 10/02/43		5,635	6,731,571
General Motors Financial Co., Inc.:
2.75%, 5/15/16		1,069	1,086,371
2.63%, 7/10/17		33,660	33,805,916
4.75%, 8/15/17		10,275	10,836,015
Gulfmark Offshore, Inc., 6.38%, 3/15/22		705	525,225
H&E Equipment Services, Inc., 7.00%, 9/01/22		1,185	1,219,069
HCA, Inc., 8.00%, 10/01/18		12,048	13,794,960
HD Supply, Inc., 11.00%, 4/15/20		8,810	10,043,400
Hologic, Inc., 6.25%, 8/01/20		4,519	4,699,760
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		975	975,000
4.88%, 3/15/19		4,111	4,100,723
6.00%, 8/01/20		7,420	7,644,084
Infor US, Inc., 9.38%, 4/01/19		1,690	1,808,300
iStar Financial, Inc., 4.00%, 11/01/17		1,996	1,941,110
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		1,850	1,720,500
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)		2,655	2,747,925
Kinder Morgan, Inc., 3.05%, 12/01/19		6,924	6,868,954
Laredo Petroleum, Inc.:
9.50%, 2/15/19		2,265	2,253,675
7.38%, 5/01/22		735	687,225
Lennar Corp., 2.75%, 12/15/20 (a)		10,000	20,200,000
Level 3 Communications, Inc., 8.88%, 6/01/19		780	826,956
Level 3 Financing, Inc., 8.13%, 7/01/19		4,260	4,526,250
Levi Strauss & Co., 6.88%, 5/01/22		1,161	1,248,075
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19		3,096	2,616,120
8.63%, 4/15/20		294	255,780
Massachusetts Institute of Technology, 3.96%, 7/01/38		8,375	8,884,987
MDC Partners, Inc., 6.75%, 4/01/20 (a)		1,190	1,225,700
MetroPCS Wireless, Inc., 6.63%, 11/15/20		2,180	2,218,150
Metropolitan Life Global Funding I, 2.30%, 4/10/19 (a)(h)		14,493	14,557,545
MGM Resorts International, 4.25%, 4/15/15		15,700	18,526,000
Micron Technology, Inc., 3.00%, 11/15/43		26,100	34,337,813
Morgan Stanley, 2.38%, 3/31/21	EUR	7,720	10,034,010
NES Rentals Holdings, Inc., 7.88%, 5/01/18 (a)	USD	1,847	1,865,470
Nexteer Automotive Group Ltd., 5.88%, 11/15/21 (a)		1,850	1,850,000
Novelis, Inc., 8.75%, 12/15/20		1,740	1,844,400

Corporate Bonds		Par (000)	Value
United States (concluded)
NRG Energy, Inc., 6.25%, 7/15/22	USD	5,622	$5,748,495
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		4,525	4,536,313
Realogy Group LLC, 7.63%, 1/15/20 (a)		2,709	2,898,630
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.13%, 4/15/19		8,033	8,304,114
9.88%, 8/15/19		1,545	1,637,700
6.88%, 2/15/21		1,305	1,362,094
Rosetta Resources, Inc., 5.63%, 5/01/21		1,713	1,567,566
The Ryland Group, Inc., 1.63%, 5/15/18		20,000	27,025,000
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		3,614	3,550,755
5.63%, 4/15/23		947	925,693
5.75%, 5/15/24		8,215	8,060,969
Sabine Pass LNG LP, 7.50%, 11/30/16		8,575	8,918,000
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		1,172	1,113,400
Service Corp. International, 7.00%, 6/15/17		5,623	6,044,725
SESI LLC, 7.13%, 12/15/21		7,261	6,970,560
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		4,105	4,669,027
Sprint Corp., 7.88%, 9/15/23		24,060	23,752,032
SunGard Data Systems, Inc., 6.63%, 11/01/19		1,900	1,919,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)		1,411	1,389,835
Tenet Healthcare Corp.:
6.00%, 10/01/20		3,781	4,060,151
8.13%, 4/01/22		7,264	8,117,520
T-Mobile USA, Inc.:
5.25%, 9/01/18		5,622	5,832,825
6.63%, 4/28/21		3,160	3,242,950
6.73%, 4/28/22		5,680	5,850,400
6.84%, 4/28/23		1,800	1,858,500
TransDigm, Inc., 6.00%, 7/15/22		8,120	8,099,700
United Airlines Pass-Through Trust, Series 2013-1, Class B, 5.38%, 2/15/23 (h)		24,550	24,734,125
United Rentals North America, Inc.:
5.75%, 7/15/18		583	607,777
7.63%, 4/15/22		1,454	1,598,673
Valeant Pharmaceuticals International, 6.75%, 8/15/21 (a)		4,362	4,558,290
Verizon Communications, Inc.:
1.63%, 3/01/24	EUR	14,220	17,437,701
3.50%, 11/01/24	USD	9,800	9,628,490
2.63%, 12/01/31	EUR	5,675	7,085,080
VWR Funding, Inc., 7.25%, 9/15/17	USD	6,870	7,179,150
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		6,055	6,418,300
10.13%, 7/01/20		972	1,095,250

			668,638,046
Vietnam — 0.0%
Vietnam Joint Stock Commercial Bank for Industry & Trade, 8.00%, 5/17/17		2,550	2,671,125
Vingroup JSC, 11.63%, 5/07/18		4,000	4,210,000

			6,881,125
Total Corporate Bonds — 12.3%			3,086,083,763

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Denmark — 0.1%
Nassa Midco AS, Facility B (EUR), 4.25%, 7/09/21	EUR	8,700	$10,348,179
France — 0.0%
Numericable Group SA, Euro Denominated Tranche B-1 Loan, 4.50%, 5/21/20		6,080	7,307,830
Germany — 0.0%
Auris Luxembourg III SA (AKA Siemens Audiology Solutions), Term Loan B1, 4.50%, 12/10/21		3,090	3,751,553
Schaeffler AG (FKA INA Beteiligungsgesellschaft mit beschränkter Haftung), Facility B-EUR, 4.25%, 5/15/20		4,650	5,627,366

			9,378,919
Italy — 0.1%
Sit SpA, Medium-Term Facility B, 5.58%, 4/30/20		12,000	14,085,018
Netherlands — 0.2%
Action Nederland BV, Term Loan B, 4.75%, 12/11/20		4,910	5,939,875
Charger OpCo BV, Term B-1 EUR Loan, 4.25%, 7/23/21		14,370	17,295,261
Yellow Maple Holding BV, Facility B1, 4.19%, 9/17/21		3,780	4,569,427
Ziggo BV:
EUR B1 Facility, 3.75%, 1/15/22		4,189	4,960,635
EUR B2 Facility, 3.75%, 1/15/22		2,699	3,195,712
EUR B3 Facility, 3.75%, 1/15/22		7,583	8,978,836

			44,939,746
Spain — 0.0%
Livister Investments S.L.U., Facility B, 5.02%, 6/28/21		3,500	4,215,323
United Kingdom — 0.2%
Bestway UK Holdco Ltd., Facility B, 5.31%, 10/01/21	GBP	4,570	7,119,254
Iglo Foods Midco Ltd., Facility B2, 5.25%, 6/30/20		4,312	6,463,092
Nelson Bidco Ltd., Term Loan, 4.75%, 12/10/21		7,965	12,335,318
RAC Finance (Holdings) Ltd. (FKA Stag Bidco Ltd.), Term Loan (Second Lien), 7.25%, 11/03/22		3,980	6,210,994
Saga Mid Co. Ltd., Facility A, 3.75%, 4/25/19		3,750	5,488,231
Virgin Media Investment Holdings Ltd.:
B Facility, 3.50%, 6/07/20	USD	2,570	2,520,168
E Facility, 4.25%, 6/30/23	GBP	3,295	5,061,542
Yellow Maple Holding BV, Facility B3, 5.22%, 9/17/21		2,160	3,353,251

			48,551,850
United States — 1.1%
300 N Sepulveda Owner LLC, Term B Note, 10.00%, 9/01/15	USD	4,898	4,897,560
Allnex (Luxembourg) & Cy S.C.A., Tranche B-1 Term Loan, 4.50%, 10/03/19		639	629,625
Allnex USA, Inc., Tranche B-2 Term Loan, 4.50%, 10/03/19		331	326,682
American Capital Ltd. (FKA American Capital Strategies Ltd.), Term Loan B, 3.50%, 8/22/17		3,935	3,880,408
A-R HHC Orlando Convention Hotel LLC, Mezzanine Loan, 6.41%, 8/07/21		15,000	15,000,000
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 4.00%, 12/17/19		2,223	2,175,957
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		2,310	2,096,041

Floating Rate Loan Interests (b)		Par (000)	Value
United States (continued)
Avago Technologies Cayman Ltd. (Avago Technologies Holdings Luxembourg S.à r.l.), Term Loan, 3.75%, 5/06/21	USD	4,733	$4,711,430
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		2,246	2,182,026
Biomet, Inc., Dollar Term B-2 Loan, 3.67%, 7/25/17		7,592	7,546,386
BJ’s Wholesale Club, Inc., New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		983	962,570
BRE/Lauderdale Grande LLC, Mezzanine Term Loan, 5.90%, 7/09/19		7,000	7,000,000
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		21,938	20,411,926
Charter Communications Operating LLC, Term G Loan, 4.25%, 9/10/21		17,510	17,608,581
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)), Term B Loan, 2.67%, 4/17/20		9,466	9,242,862
Dallas Design District, Mezzanine, 6.86%, 11/26/16		9,000	9,000,000
Emdeon, Inc., Term B-2 Loan, 3.75%, 11/02/18		913	895,721
First Data Corp.:
2018 New Dollar Term Loan, 3.67%, 3/23/18		25,056	24,539,044
2018B Second New Term Loan, 3.67%, 9/24/18		1,220	1,191,330
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/05/21		7,750	7,527,037
HD Supply, Inc., Term Loan 2014, 4.00%, 6/28/18		13,306	13,161,780
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		25,046	24,722,774
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		4,750	4,672,813
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.00%, 1/15/20		5,302	5,255,859
Tranche B 2022 Term Loan, 4.50%, 1/31/22		4,750	4,748,527
Mirror Bidco Corp., New Incremental Term Loan, 4.25%, 12/28/19		1,073	1,059,794
Motel 6, Loan, 10.00%, 10/15/17		5,249	5,275,132
NEP/NCP Holdco, Inc., Amendment No. 3 Incremental Term Loan (First Lien), 4.25%, 1/22/20		1,425	1,391,512
Numericable U.S. LLC:
Dollar Denominated Tranche B-1 Loan, 4.50%, 5/21/20		10,173	10,107,664
Dollar Denominated Tranche B-2 Loan, 4.50%, 5/21/20		8,804	8,747,847
Offshore Group Investment Ltd. (Vantage Delaware Holdings LLC), Term Loan, 5.00%, 10/25/17		1,353	1,095,319
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Term B-2 Loan, 4.00%, 9/30/19		984	954,431
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.00%, 12/05/18		970	962,118
PT MNC Sky Vision Tbk, Term Loan Facility, 4.49%, 11/19/16		11,000	10,725,000
Realogy Group LLC (FKA Realogy Corp.):
Extended Synthetic Commitment, 0.02% - 4.40%, 10/10/16		97	96,258
Initial Term B Loan 2014, 3.75%, 3/05/20		953	931,653

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	29

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
United States (concluded)
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20	USD	360	$360,601
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25% - 5.50%, 11/14/19		11,803	11,589,491
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		1,655	1,618,876
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche E Term Loan, 4.00%, 3/08/20		850	840,337
Univision Communications, Inc.:
2013 Incremental Term Loan, 4.00%, 3/01/20		7,741	7,554,740
Replacement First-Lien Term Loan, 4.00%, 3/01/20		5,206	5,083,787
Walton Portland Mezz Holdings VI LLC, Loan, 6.06%, 7/08/16		7,200	7,200,000
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.00%, 7/02/19		17,458	17,246,833

			287,228,332
Total Floating Rate Loan Interests — 1.7%			426,055,197

Foreign Agency Obligations
Brazil — 0.1%
Petrobras Global Finance BV:
5.38%, 10/01/29	GBP	1,310	1,623,207
6.63%, 1/16/34		3,525	4,752,375
7.25%, 3/17/44	USD	7,827	7,729,162

			14,104,744
China — 0.2%
CDBL Funding 1, 4.25%, 12/02/24		12,950	12,832,764
Charming Light Investments Ltd.:
3.75%, 9/03/19		7,000	6,931,400
5.00%, 9/03/24		6,000	6,034,200
China Cinda Finance 2014 Ltd., 5.63%, 5/14/24		10,000	10,556,910
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24		8,300	8,619,550
Hebei Iron & Steel Hong Kong International Trade Co. Ltd., 2.75%, 10/27/17		6,000	5,969,160

			50,943,984
Germany — 0.1%
HSH Nordbank AG:
0.88%, 2/14/17 (b)	EUR	9,322	9,277,895
0.92%, 2/14/17 (b)		5,231	5,206,250
Landesbank Baden-Wuerttemberg, 2.88%, 5/27/26 (b)		6,925	8,455,353

			22,939,498
Hong Kong — 0.0%
CNPC General Capital Ltd., 1.95%, 11/25/17	USD	6,650	6,613,824
India — 0.0%
IDBI Bank Ltd./DIFC Dubai, 4.13%, 4/23/20		3,550	3,548,111
Oil India Ltd., 5.38%, 4/17/24		5,000	5,383,600
Syndicate Bank, 3.88%, 12/04/19		2,300	2,305,594

			11,237,305
Indonesia — 0.0%
Pertamina Persero PT, 6.45%, 5/30/44		1,000	1,044,000
Italy — 0.0%
A2A SpA, 4.38%, 1/10/21	EUR	2,000	2,816,762

Foreign Agency Obligations		Par (000)	Value
Malaysia — 0.1%
1MDB Global Investments Ltd., 4.40%, 3/09/23	USD	16,200	$16,037,190
Cagamas Global PLC, 2.75%, 12/10/19		7,000	6,947,346

			22,984,536
South Korea — 0.0%
Korea East-West Power Co. Ltd., 2.50%, 6/02/20		7,500	7,405,350
United Arab Emirates — 0.1%
Abu Dhabi National Energy Co., 3.63%, 1/12/23		5,800	5,821,750
National Bank of Abu Dhabi PJSC, 5.00%, 3/07/18	AUD	9,900	8,415,224

			14,236,974
Total Foreign Agency Obligations — 0.6%			154,326,977

Foreign Government Obligations
Brazil — 0.2%
Brazil Notas do Tesouro Nacional, Series B, 6.00%, 8/15/50	BRL	24,000	22,250,209
Federative Republic of Brazil, 4.25%, 1/07/25	USD	16,023	16,023,000

			38,273,209
Colombia — 0.0%
Republic of Colombia, 4.38%, 3/21/23	COP	8,365,000	3,084,121
Greece — 0.0%
Hellenic Republic (c):
2.00%, 2/24/23	EUR	400	306,544
2.00%, 2/24/24		400	304,053
2.00%, 2/24/25		400	286,621
2.00%, 2/24/26		400	274,295
2.00%, 2/24/27		400	266,772
2.00%, 2/24/28		400	259,658
2.00%, 2/24/29		400	257,470
2.00%, 2/24/30		400	254,014
2.00%, 2/24/31		400	251,691
2.00%, 2/24/32		400	248,221
2.00%, 2/24/33		400	247,916
2.00%, 2/24/34		400	245,065
2.00%, 2/24/35		400	243,963
2.00%, 2/24/36		400	242,059
2.00%, 2/24/37		400	239,731
2.00%, 2/24/38		400	241,333
2.00%, 2/24/39		400	241,575
2.00%, 2/24/40		400	241,817
2.00%, 2/24/41		400	242,011
2.00%, 2/24/42		400	243,124

			5,137,933
India — 0.4%
Republic of India, 7.16%, 5/20/23	INR	7,000,000	104,055,115
Indonesia — 0.1%
Republic of Indonesia:
5.38%, 10/17/23	USD	10,000	10,944,000
5.88%, 1/15/24		8,000	9,040,000

			19,984,000
Italy — 4.4%
Buoni Poliennali Del Tesoro:
2.45%, 3/26/16	EUR	73,622	90,969,177
2.55%, 10/22/16		98,410	122,704,901
2.25%, 4/22/17		37,505	46,767,961

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Italy (concluded)
4.75%, 6/01/17	EUR	141,163	$187,609,233
2.15%, 11/12/17		21,645	27,089,469
3.50%, 6/01/18		110,355	145,823,608
2.35%, 9/15/19		294,645	426,428,610
5.50%, 11/01/22		9,300	14,471,071
2.35%, 9/15/24 (a)		24,240	32,797,197
2.50%, 12/01/24		12,110	15,460,212

			1,110,121,439
Japan — 2.8%
Government of Japan (20 Year):
1.50%, 3/20/34	JPY	15,056,100	136,359,018
1.50%, 6/20/34		63,979,850	578,152,862

			714,511,880
Mexico — 1.0%
United Mexican States:
4.75%, 6/14/18	MXN	934,552	63,202,414
5.00%, 12/11/19		511,300	34,430,335
6.50%, 6/09/22		1,479,045	105,108,373
10.00%, 12/05/24		611,600	54,296,027

			257,037,149
Netherlands — 0.5%
Kingdom of the Netherlands, 1.25%, 1/15/18 (a)	EUR	100,000	125,674,665
Portugal — 0.7%
Portugal Obrigacoes do Tesouro OT, 3.88%, 2/15/30 (a)		123,055	155,755,905
Republic of Portugal:
3.50%, 3/25/15	USD	19,150	19,288,665
5.13%, 10/15/24		5,765	6,056,236

			181,100,806
Slovenia — 0.7%
Republic of Slovenia:
4.13%, 2/18/19 (a)		18,791	19,683,948
4.13%, 2/18/19		14,870	15,576,622
4.13%, 1/26/20	EUR	2,400	3,281,442
5.50%, 10/26/22	USD	18,232	20,214,730
5.50%, 10/26/22 (a)		17,007	18,856,511
5.85%, 5/10/23		10,865	12,284,512
5.25%, 2/18/24		43,670	47,982,413
5.25%, 2/18/24 (a)		28,788	31,630,815

			169,510,993
South Africa — 0.1%
Republic of South Africa, 7.75%, 2/28/23	ZAR	345,155	29,688,507
Spain — 0.7%
Kingdom of Spain:
2.10%, 4/30/17	EUR	75,886	95,212,637
4.10%, 7/30/18		52,171	70,679,991

			165,892,628
Turkey — 0.5%
Republic of Turkey:
8.50%, 9/14/22	TRY	47,315	20,956,377
7.10%, 3/08/23		13,685	5,586,432
8.80%, 9/27/23		108,648	49,238,433
9.00%, 7/24/24		87,900	40,626,288

			116,407,530
United Kingdom — 0.1%
United Kingdom Gilt, 3.50%, 7/22/68	GBP	15,072	30,454,075

Foreign Government Obligations		Par (000)	Value
Vietnam — 0.0%
Socialist Republic of Vietnam, 4.80%, 11/19/24	USD	1,400	$1,438,500
Total Foreign Government Obligations — 12.2%			3,072,372,550

Investment Companies		Shares
iShares Gold Trust (e)(i)(j)		10,300,000	117,832,000
iShares iBoxx $ High Yield Corporate Bond ETF (i)		535,000	47,936,000
SPDR Gold Shares (e)(j)		2,268,000	257,599,440
SPDR S&P Oil & Gas Exploration & Production ETF		217,800	10,423,908
Total Investment Companies — 1.7%			433,791,348

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 2.9%
Ireland — 0.0%
Bluestep Mortgage Securities No.2 Ltd., 2.52%, 11/10/55 (b)	SEK	58,282	7,483,894

			7,483,894
Italy — 0.0%
Berica 8 Residential Mbs Srl, Series 8, Class A, 0.62%, 3/31/48 (b)	EUR	2,971	3,527,201
United Kingdom — 0.1%
Gemgarto, Series 2012-1, Class A1, 3.51%, 5/14/45 (b)	GBP	1,042	1,659,952
Granite Master Issuer PLC:
Series 2006-2, Class A5, 0.23%, 12/20/54 (b)	EUR	2,408	2,897,214
Series 2007-2, Class 3A2, 0.22%, 12/17/54 (b)		2,626	3,158,700
Lanark Master Issuer PLC, Series 2012-2X, Class 2A, 2.19%, 12/22/54 (b)	GBP	4,036	6,467,732
Paragon Mortgages No. 13 PLC, Series 13X, Class A2C, 0.41%, 1/15/39 (b)	USD	4,098	3,809,046
Residential Mortgage Securities PLC, Series 26, Class A1, 2.81%, 2/14/41 (b)	GBP	2,447	3,953,826
Silk Road Finance Number Three PLC, Series 2012-1, Class A, 1.91%, 6/21/55 (b)		1,732	2,730,067

			24,676,537
United States — 2.8%
American Home Mortgage Assets Trust, Series 2007-1, Class A1, 0.82%, 2/25/47 (b)	USD	38,179	23,455,776
American Home Mortgage Investment Trust, Series 2006-1, Class 2A3, 2.08%, 12/25/35 (b)		2,309	1,603,561
BCAP LLC Trust:
Series 2010-RR11, Class 4A1, 2.54%, 3/27/47 (a)(b)		8,207	7,459,259
Series 2011-RR9, Class 7A1, 1.94%, 4/26/37 (a)(b)		14,458	14,056,156
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 4A1, 4.80%, 3/25/35 (b)		196	192,228
Bear Stearns Asset Backed Securities I Trust:
Series 2005-AC9, Class A5, 5.75%, 12/25/35 (c)		7,552	7,276,253

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	31

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United States (continued)
Series 2006-AC1, Class 1A2, 5.75%, 2/25/36 (c)	USD	8,478	$7,353,032
Countrywide Alternative Loan Trust:
Series 2005-61, Class 2A2, 0.55%, 12/25/35 (b)		9,812	7,175,642
Series 2006-23CB, Class 2A5, 0.57%, 8/25/36 (b)		17,234	8,012,143
Series 2006-25CB, Class A2, 6.00%, 10/25/36		248	223,904
Series 2006-34, Class A3, 0.87%, 11/25/46 (b)		12,178	7,278,398
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37		6,552	5,536,532
Series 2006-J7, Class 2A1, 2.17%, 11/20/36 (b)		14,016	9,416,503
Series 2006-OA10, Class 2A1, 0.36%, 8/25/46 (b)		23,399	17,733,130
Series 2006-OA11, Class A4, 0.36%, 9/25/46 (b)		11,121	9,064,617
Series 2006-OA21, Class A1, 0.34%, 3/20/47 (b)		11,940	9,417,216
Series 2006-OA3, Class 2A1, 0.38%, 5/25/36 (b)		12,305	9,885,845
Series 2007-22, Class 2A16, 6.50%, 9/25/37		32,305	26,078,573
Series 2007-25, Class 1A3, 6.50%, 11/25/37		48,234	42,632,737
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37		738	656,349
Series 2007-9T1, Class 1A1, 6.00%, 5/25/37		9,994	8,423,078
Series 2007-OA2, Class 1A1, 0.95%, 3/25/47 (b)		31,993	23,708,158
Series 2007-OA6, Class A1A, 0.31%, 6/25/37 (b)		13,356	11,366,609
Series 2007-OA8, Class 2A1, 0.35%, 6/25/47 (b)		7,091	5,664,374
Series 2007-OH3, Class A1A, 0.46%, 9/25/47 (b)		10,631	9,088,918
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-22, Class 2A1, 2.47%, 11/25/35 (b)		5,356	4,529,229
Series 2006-OA4, Class A1, 1.07%, 4/25/46 (b)		51,320	28,918,464
Series 2006-OA5, Class 2A1, 0.37%, 4/25/46 (b)		15,582	12,601,771
Credit Suisse Commercial Mortgage Trust:
Series 2014-9R, Class 3A1, 1.83%, 11/27/37 (a)(b)		17,724	16,489,576
Series 2014-9R, Class 6A1, 0.30%, 3/27/36 (a)(b)		10,990	9,906,166
Credit Suisse Mortgage Capital Certificates:
Series 2008-2R, Class 1A1, 6.00%, 7/25/37 (a)		27,975	24,508,822
Series 2011-2R, Class 1A1, 2.44%, 3/27/37 (a)(b)		2,572	2,524,051
Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		5,209	5,271,558
Series 2011-4R, Class 5A1, 2.61%, 5/27/36 (a)(b)		3,897	3,837,939
Series 2011-4R, Class 6A1, 2.43%, 5/27/36 (a)(b)		1,166	1,160,149
Series 2011-5R, Class 2A1, 2.68%, 8/27/46 (a)(b)		6,558	6,449,639
Series 2011-5R, Class 3A1, 2.87%, 9/27/47 (a)(b)		1,963	1,881,537

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (concluded)
United States (concluded)
Series 2011-6R, Class 6A1, 2.84%, 8/28/36 (a)(b)	USD	4,418	$4,359,051
Series 2014-11R, Class 16A1, 2.92%, 9/27/47 (a)(b)		18,555	18,183,900
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates, Series 2007-WM1, Class A1, 4.40%, 6/27/37 (a)(b)		18,232	18,296,223
GreenPoint Mortgage Funding Trust, Series 2007-AR3, Class A1, 0.39%, 6/25/37 (b)		10,694	9,009,768
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.63%, 1/25/35 (b)		2,509	2,520,644
IndyMac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 2.71%, 11/25/37 (b)		4,050	3,851,933
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX2, Class A1A, 0.33%, 4/25/37 (b)		12,390	10,811,228
JPMorgan Madison Avenue Securities Trust:
Series 2014-1, Class M1, 2.40%, 11/25/24 (a)(b)		12,086	12,021,733
Series 2014-1, Class M2, 4.40%, 11/25/24 (a)(b)		6,269	6,183,909
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1, 2.49%, 7/25/35 (b)		185	186,231
LSTAR Securities Investment Trust:
Series 2014-1, Class Note, 3.26%, 9/01/21 (a)(b)		45,453	45,453,459
Series 2014-2, Class A, 2.15%, 12/01/21 (a)(b)		40,194	39,548,641
Morgan Stanley Re-REMIC Trust, Series 2010-R9, Class 3B, 5.00%, 11/26/36 (a)		5,736	5,951,668
Morgan Stanley Resecuritization Trust, Series 2014-R5, Class B1, 0.33%, 11/26/33 (a)(b)		15,507	13,801,603
Nomura Resecuritization Trust, Series 2014-1R, Class 2A1, 0.29%, 2/25/37 (a)(b)		28,756	27,546,504
RBSSP Resecuritization Trust:
Series 2013-4, Class 1A1, 1.65%, 12/26/37 (a)(b)		17,555	17,094,444
Series 2013-5, Class 3A1, 0.51%, 1/26/36 (a)(b)		34,080	29,012,117
Reperforming Loan REMIC Trust, Series 2005-R3, Class AF, 0.55%, 9/25/35 (a)(b)		8,650	7,774,472
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-11, Class 1A1, 2.45%, 5/25/35 (b)		3,148	2,753,382
Series 2007-2, Class 3A3, 2.74%, 4/25/37 (b)		3,794	3,198,493
Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M3, 4.66%, 2/25/24 (b)		3,250	3,215,092
Structured Asset Mortgage Investments II Trust, Series 2006-AR2, Class A1, 0.40%, 2/25/36 (b)		5,229	4,173,032
WaMu Mortgage Pass-Through Certificates Trust:
Series 2006-AR6, Class 2A, 1.08%, 8/25/46 (b)		15,147	10,362,331
Series 2007-OA1, Class 2A, 0.83%, 12/25/46 (b)		16,812	11,689,970
Series 2007-OA5, Class 1A, 0.87%, 6/25/47 (b)		8,429	7,186,376

			705,024,096

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 6.0%
Cayman Islands — 0.0%
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)	USD	4,232	$4,232,114
Ireland — 0.1%
German Residential Funding Ltd., Series 2013-1, Class E, 4.23%, 8/27/24 (b)	EUR	3,813	4,886,512
Talisman Finance PLC, Series 6, Class A, 0.26%, 10/22/16 (b)		4,469	5,272,244
Titan Europe NHP Ltd., Series 2007-1X, Class A, 0.81%, 1/20/17 (b)	GBP	4,681	6,930,681

			17,089,437
Italy — 0.0%
Fondi Immobili Pubblici Funding SRL, Series 1, Class A2, 1.28%, 1/10/23 (b)	EUR	10,106	11,819,022
United States — 5.9%
American Homes 4 Rent Pass-Through Certificates, Series 2014-SFR2, Class A, 3.79%, 10/17/36 (a)	USD	11,273	11,501,616
Aventura Mall Trust:
Series 2013-AVM, Class D, 3.74%, 12/05/32 (a)(b)		1,576	1,588,660
Series 2013-AVM, Class E, 3.74%, 12/05/32 (a)(b)		15,323	14,926,502
Banc of America Commercial Mortgage Trust:
Series 2006-6, Class AJ, 5.42%, 10/10/45		19,321	19,928,839
Series 2006-6, Class B, 5.48%, 10/10/45		3,000	3,009,342
Series 2007-3, Class AJ, 5.55%, 6/10/49 (b)		15,930	16,467,032
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		29,004	30,677,183
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2013-DSMZ, Class M, 5.84%, 9/15/18 (a)(b)		19,320	19,320,000
Series 2014-FL1, Class D, 4.20%, 12/15/31 (b)		13,775	13,275,427
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class AJ, 5.18%, 9/10/47 (b)		200	206,470
Banc of America Re-REMIC Trust:
Series 2009-UB1, Class A4B, 5.58%, 6/24/50 (a)(b)		3,300	3,548,820
Series 2010-UB4, Class A4B, 5.11%, 12/20/41 (a)(b)		1,055	1,037,402
BBCMS Trust, Series 2014-BXO, Class B, 1.76%, 8/15/27 (a)(b)		8,077	8,086,369
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)		4,567	4,714,775
Series 2007-PW17, Class A3, 5.74%, 6/11/50		2,399	2,411,411
BHMS Mortgage Trust:
Series 2014-ATLS, Class AFL, 1.66%, 7/05/33 (a)(b)		11,945	11,887,915
Series 2014-MZ, Class M, 7.37%, 7/01/21 (a)(b)		4,945	4,995,241
BLCP Hotel Trust, Series 2014-CLRN, Class F, 3.19%, 8/15/29 (a)(b)		3,360	3,135,552
Carefree Portfolio Trust:
Series 2014-CARE, Class A, 1.49%, 11/15/19 (a)(b)		7,650	7,620,165
Series 2014-CARE, Class D, 3.40%, 11/15/19 (a)(b)		12,510	12,441,195
Series 2014-CARE, Class E, 4.15%, 11/15/19 (a)(b)		9,760	9,694,608

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2014-CMZA, Class MZA, 6.13%, 11/15/19 (a)(b)	USD	2,500	$2,500,000
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class EPA, 4.40%, 11/15/19 (a)(b)		15,380	15,380,000
CG-CCRE Commercial Mortgage Trust:
Series 14-FL1, Class D, 2.90%, 6/15/19 (a)(b)		6,856	6,822,618
Series 14-FL1, Class E, 4.81%, 6/15/19 (a)(b)		4,370	4,349,164
Citigroup Commercial Mortgage Trust:
Series 2004-C1, Class J, 5.25%, 4/15/40 (a)(b)		1,740	1,759,041
Series 2013-375P, Class E, 3.63%, 5/10/35 (a)(b)		4,115	3,651,540
Series 2014-GC21, Class B, 4.33%, 5/10/47 (b)		2,245	2,373,904
Series 2014-GC21, Class C, 4.78%, 5/10/47 (b)		8,020	8,320,141
Series 2014-GC21, Class D, 4.84%, 5/10/47 (a)(b)		1,665	1,575,786
Series 2014-GC25, Class AS, 4.02%, 10/10/47		10,485	10,915,713
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2005-CD1, Class AJ, 5.23%, 7/15/44 (b)		10,000	10,263,150
Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (b)		9,492	9,843,707
Citigroup/Deutsche Bank Mortgage Trust:
Series 2007-CD5, Class AJ, 6.31%, 11/15/44 (b)		14,295	15,534,820
Series 2007-CD5, Class AJA, 6.12%, 11/15/44 (b)		9,515	10,303,889
COBALT CMBS Commercial Mortgage Trust:
Series 2006-C1, Class AM, 5.25%, 8/15/48		6,579	6,700,580
Series 2007-C3, Class AJ, 5.77%, 5/15/46 (b)		4,165	4,291,333
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJ, 5.65%, 12/10/49 (b)		7,460	7,920,916
Series 2007-C9, Class AJFL, 0.84%, 12/10/49 (a)(b)		4,391	4,201,102
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,340	2,441,764
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		2,460	2,442,790
Series 2013-300P, Class D, 4.39%, 8/10/30 (a)(b)		750	770,279
Series 2013-FL3, Class MMHP, 3.75%, 10/13/28 (a)(b)		1,775	1,775,414
Series 2013-FL3, Class RGC1, 3.65%, 10/13/28 (a)(b)		8,190	8,190,000
Series 2013-FL3, Class RGC2, 4.40%, 10/13/28 (a)(b)		11,337	11,337,000
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		1,635	1,646,793
Series 2014-CR16, Class C, 4.91%, 4/10/47 (b)		3,930	4,200,643
Series 2014-CR16, Class D, 5.07%, 4/10/47 (a)(b)		107	102,739
Series 2014-CR18, Class D, 4.74%, 7/15/47 (a)(b)		3,996	3,764,779
Series 2014-CR19, Class D, 4.72%, 8/10/47 (a)(b)		3,428	3,132,993

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	33

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2014-CR20, Class A4, 3.59%, 11/10/47	USD	1,594	$1,657,904
Series 2014-CR21, Class B, 4.34%, 12/10/47		3,100	3,202,312
Series 2014-FL5, Class B, 2.30%, 9/15/16 (a)(b)		6,200	6,200,000
Series 2014-FL5, Class D, 2.46%, 10/15/31 (a)(b)		15,675	14,355,369
Series 2014-FL5, Class HFL1, 3.40%, 7/15/16 (a)(b)		6,988	6,707,795
Series 2014-KYO, Class F, 3.66%, 6/11/27 (a)(b)		25,265	25,170,509
Series 2014-LC15, Class C, 4.94%, 4/10/47 (b)		1,250	1,331,244
Series 2014-PAT, Class E, 3.30%, 8/15/27 (a)(b)		2,500	2,478,547
Series 2014-PAT, Class F, 2.59%, 8/15/27 (a)(b)		13,700	13,036,372
Series 2014-PAT, Class G, 1.75%, 8/15/27 (a)(b)		11,827	10,455,778
Series 2014-TWC, Class E, 3.40%, 2/13/32 (a)(b)		24,465	24,628,247
Series 2014-TWC, Class F, 4.40%, 2/13/32 (a)(b)		12,440	12,549,505
Series 2014-UBS2, Class B, 4.70%, 3/10/47		2,000	2,175,738
Credit Suisse Commercial Mortgage Trust:
Series 2006-C4, Class AM, 5.51%, 9/15/39		1,690	1,787,304
Series 2006-C5, Class AM, 5.34%, 12/15/39		9,100	9,660,842
Series 2007-C2, Class A2, 5.45%, 1/15/49 (b)		1	1,273
Series 2007-C3, Class AAB, 5.70%, 6/15/39 (b)		4,034	4,196,539
Series 2007-C4, Class A1AM, 5.90%, 9/15/39 (b)		48,841	52,849,779
Series 2007-C4, Class AJ, 5.90%, 9/15/39 (b)		16,422	17,181,156
Series 2007-C4, Class AM, 6.10%, 9/15/39 (b)		11,580	12,494,843
Series 2009-RR1, Class A3C, 5.38%, 2/15/40 (a)		4,235	4,361,910
Series 2014-2R, Class 28A1, 3.00%, 6/29/37 (a)		8,646	8,119,581
Series 2014-TIKI, Class D, 2.41%, 9/15/28 (a)(b)		2,170	2,167,287
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2005-C2, Class AMFL, 0.41%, 4/15/37 (b)		4,230	4,186,143
Series 2005-C2, Class AMFX, 4.88%, 4/15/37		4,910	4,922,792
Series 2005-C3, Class AJ, 4.77%, 7/15/37		5,445	5,494,479
Series 2005-C3, Class B, 4.88%, 7/15/37		2,655	2,644,821
Series 2005-C6, Class AJ, 5.23%, 12/15/40 (b)		3,705	3,797,853
DBUBS Mortgage Trust, Series 2011-LC3A, Class C, 5.42%, 8/10/44 (a)(b)		4,725	5,225,104
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.15%, 3/15/18 (a)(b)		2,077	2,078,662
Deutsche Bank Re-REMIC Trust, Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		8,047	8,088,845
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		4,525	4,584,848

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
FREMF Mortgage Trust, Series 2014-K41, Class B, 3.83%, 10/25/24 (b)	USD	17,776	$17,036,696
GE Capital Commercial Mortgage Corp. Trust, Series 2007-C1, Class AAB, 5.48%, 12/10/49		588	596,678
GP Portfolio Trust, Series 2014-GPP, Class E, 4.00%, 2/15/27 (a)(b)		17,265	17,293,038
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 6/10/28 (a)(b)		19,617	18,403,963
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		13,605	14,745,847
GS Mortgage Securities Corp Trust:
Series 2013-NYC5, Class F, 3.65%, 1/10/30 (a)(b)		5,155	5,134,205
Series 2013-NYC5, Class G, 3.77%, 1/10/30 (a)(b)		4,445	4,334,706
GS Mortgage Securities Corp. II:
Series 2005-ROCK, Class H, 5.71%, 5/03/32 (a)		790	931,907
Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		9,480	8,919,419
GS Mortgage Securities Trust:
Series 2006-GG6, Class AJ, 5.52%, 4/10/38 (b)		6,634	6,817,961
Series 2014-GSFL, Class D, 4.05%, 7/15/31 (a)(b)		17,870	17,840,157
Series 2014-GSFL, Class E, 6.10%, 7/15/31 (a)(b)		2,180	2,141,658
Hilton USA Trust:
Series 2013-HLF, Class EFL, 3.91%, 11/05/30 (a)(b)		4,346	4,346,127
Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)		30,979	31,739,937
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class D, 4.66%, 8/15/47 (b)		3,291	3,091,565
Series 2014-C22, Class C, 4.56%, 9/15/47 (b)		5,165	5,256,431
Series 2014-C22, Class D, 4.56%, 9/15/47 (a)(b)		4,834	4,408,400
Series 2014-C23, Class D, 3.96%, 9/15/24 (a)(b)		5,625	4,934,060
Series 2014-C24, Class C, 4.43%, 11/15/47 (b)		4,830	4,952,832
Series 2014-C24, Class D, 3.93%, 11/15/47 (a)(b)		6,060	5,314,899
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-FL4, Class C, 2.36%, 12/15/30 (a)(b)		10,910	10,920,048
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2002-CIB4, Class C, 6.45%, 5/12/34 (b)		2,255	2,340,713
Series 2006-CB15, Class AM, 5.86%, 6/12/43 (b)		8,608	8,756,187
Series 2006-LDP6, Class AJ, 5.57%, 4/15/43 (b)		4,210	4,353,717
Series 2006-LDP8, Class AJ, 5.48%, 5/15/45 (b)		5,090	5,333,801
Series 2007-CB20, Class AJ, 6.28%, 2/12/51 (b)		12,727	13,401,394

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2007-CB20, Class B, 6.17%, 2/12/51 (a)(b)	USD	8,334	$8,427,216
Series 2007-LDPX, Class AM, 5.46%, 1/15/49 (b)		33,184	34,396,610
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		883	928,978
Series 2012-CBX, Class E, 5.42%, 6/15/45 (a)(b)		3,222	3,293,383
Series 2012-WLDN, Class A, 3.91%, 5/05/30 (a)		10,815	11,304,703
Series 2013-ALC, Class C, 3.60%, 7/17/26 (a)(b)		15,975	16,036,040
Series 2013-C14, Class C, 4.56%, 8/15/46 (b)		1,231	1,295,370
Series 2013-LC11, Class C, 3.96%, 4/15/46 (b)		840	842,145
Series 2014-CBMZ, Class M, 6.38%, 10/15/29 (a)(b)		3,000	3,005,400
Series 2014-DSTY, Class A, 3.43%, 6/10/27 (a)		4,945	5,090,136
Series 2014-DSTY, Class E, 3.80%, 6/10/27 (a)(b)		8,255	7,581,062
Series 2014-FBLU, Class E, 3.65%, 12/15/28 (a)(b)		6,610	6,608,447
Series 2014-FL6, Class A, 1.56%, 11/15/31 (a)(b)		18,640	18,643,206
Series 2014-FL6, Class BAT1, 4.16%, 11/15/31 (a)(b)		5,120	5,120,000
Series 2014-FL6, Class BAT2, 5.41%, 11/15/31 (a)(b)		773	772,500
Series 2014-FL6, Class DFW1, 3.66%, 11/15/31 (a)(b)		10,330	9,606,900
Series 2014-FL6, Class DFW2, 4.41%, 11/15/31 (a)(b)		5,640	5,245,200
Series 2014-FL6, Class TLAN, 4.16%, 11/15/31 (a)(b)		1,675	1,675,000
Series 2014-FL6, Class VINE, 4.96%, 11/15/31 (a)(b)		2,490	2,490,000
Series 2014-PHH, Class B, 1.75%, 8/15/27 (a)(b)		9,600	9,558,720
Ladder Capital Commercial Mortgage Trust, Series 2014-909, Class E, 4.03%, 5/15/31 (a)(b)		2,930	2,800,977
LB-UBS Commercial Mortgage Trust:
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (b)		7,105	7,156,966
Series 2005-C3, Class C, 4.92%, 7/15/40 (b)		4,475	4,503,470
Series 2005-C7, Class D, 5.35%, 11/15/40 (b)		3,980	4,048,492
Series 2006-C4, Class AJ, 5.85%, 6/15/38 (b)		13,286	13,842,949
Series 2006-C6, Class B, 5.47%, 9/15/39 (b)		5,625	5,830,414
Series 2007-C1, Class AJ, 5.48%, 2/15/40		19,790	20,572,101
Series 2007-C2, Class AM, 5.49%, 2/15/40 (b)		16,960	17,874,517
Series 2007-C6, Class AJ, 6.13%, 7/15/40 (b)		6,361	6,543,745
Series 2007-C6, Class AMFL, 6.11%, 7/15/40 (a)		12,122	13,122,307
Series 2007-C7, Class AJ, 6.25%, 9/15/45 (b)		22,754	23,945,630
Series 2007-C7, Class B, 6.25%, 9/15/45 (b)		4,078	4,151,461

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Madison Avenue Trust, Series 2013-650M, Class E, 4.03%, 10/12/32 (a)(b)	USD	11,095	$10,661,884
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.29%, 11/12/37 (b)		4,950	5,084,343
Series 2007-C1, Class A1A, 6.03%, 6/12/50 (b)		7,435	7,919,654
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4, 5.74%, 6/12/50 (b)		4,150	4,481,481
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class A2, 3.10%, 12/15/47		5,723	5,888,452
Series 2014-C19, Class D, 3.25%, 12/15/47 (a)		7,326	5,921,899
Morgan Stanley Capital I Trust:
Series 2005-HQ6, Class AJ, 5.07%, 8/13/42 (b)		3,800	3,856,346
Series 2005-HQ6, Class C, 5.17%, 8/13/42 (b)		6,880	6,961,562
Series 2006-HQ9, Class B, 5.83%, 7/12/44 (b)		3,113	3,233,277
Series 2007-HQ11, Class AMFL, 0.33%, 2/12/44 (b)		3,852	3,732,680
Series 2007-HQ12, Class A2FX, 5.59%, 4/12/49 (b)		2,604	2,622,720
Series 2007-HQ12, Class AM, 5.77%, 4/12/49 (b)		14,255	15,166,721
Series 2007-HQ12, Class AMFL, 0.57%, 4/12/49 (b)		8,885	8,546,259
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		2,915	3,102,545
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (b)		4,539	4,896,555
Series 2007-IQ15, Class AM, 6.10%, 6/11/49 (b)		10,195	10,950,776
Series 2007-T25, Class AM, 5.54%, 11/12/49 (b)		3,645	3,908,202
Series 2014-150E, Class F, 4.30%, 9/09/32 (a)(b)		6,850	6,435,733
Series 2014-CPT, Class F, 3.45%, 7/13/21 (a)(b)		12,617	11,980,435
Morgan Stanley Re-REMIC Trust:
Series 2009-IO, Class B, 0.00%, 7/17/56 (a)(d)		601	598,934
Series 2010-GG10, Class A4B, 5.80%, 8/15/45 (a)(b)		5,219	5,616,296
Series 2011-IO, Class B, 0.00%, 3/23/51 (a)(d)		4,575	4,534,665
Series 2011-IO, Class C, 0.16%, 3/23/51 (a)(d)		32,250	30,476,250
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		7,237	7,218,887
New York Mortgage Securitization Trust, Series 2013-1, Class A, 5.41%, 8/27/24 (a)(b)		17,962	18,051,609
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class F, 4.98%, 2/11/36 (a)(b)		3,000	2,990,805
RAIT Trust, Series 2014-FL3, Class C, 3.56%, 12/17/31 (a)(b)		2,497	2,498,863
RBS Greenwich Capital Mortgage Loan Trust, Series 2010-MB1, Class C, 5.01%, 4/15/24 (a)(b)		2,000	2,012,994

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	35

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)	USD	3,080	$3,167,957
Resource Capital Corp. Ltd., Series 2014, Class CR2, 2.65%, 4/15/34 (a)(b)		3,930	3,897,169
SCG Trust, Series 2013-SRP1, Class AJ, 2.10%, 11/15/26 (a)(b)		11,390	11,424,990
Starwood Property Mortgage Trust, Series 2013-FV1, Class D, 3.65%, 8/11/28 (a)(b)		12,595	12,608,540
Velocity Commercial Capital Loan Trust:
Series 2014-1, Class A, 2.16%, 9/25/44 (a)(b)		15,587	15,423,180
Series 2014-1, Class M1, 4.94%, 9/25/44 (a)(b)		6,821	6,812,815
Wachovia Bank Commercial Mortgage Trust:
Series 2004-C12, Class E, 5.42%, 7/15/41 (b)		3,265	3,255,747
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		20,001	20,447,592
Series 2006-WL7A, Class H, 0.55%, 9/15/21 (a)(b)		15,365	14,949,116
Series 2007-C33, Class AJ, 5.94%, 2/15/51 (b)		26,195	27,446,440
Series 2007-C33, Class B, 5.94%, 2/15/51 (b)		3,800	3,870,076
Wells Fargo Commercial Mortgage Trust, Series 2013-BTC, Class F, 3.55%, 4/16/35 (a)(b)		18,291	13,679,363
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		1,894	1,893,459
WF-RBS Commercial Mortgage Trust:
Series 2014-C22, Class B, 4.37%, 9/15/57 (b)		83	87,930
Series 2014-C23, Class D, 3.99%, 10/14/57 (a)(b)		1,250	1,098,235
Series 2014-LC14, Class B, 4.91%, 3/15/47 (b)		850	934,747

			1,484,789,077
Interest Only Collateralized Mortgage Obligations — 0.0%
United States — 0.0%
American Home Mortgage Investment Trust, Series 2007-1, Class GIOP, 2.08%, 5/25/47		20,895	3,643,520
Reperforming Loan REMIC Trust, Series 2005-R3, Class AS, 5.64%, 9/25/35 (a)(b)		8,692	1,191,107
Interest Only Commercial Mortgage-Backed Securities — 0.5%
United States — 0.5%
CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class XCP, 1.29%, 10/15/16 (a)(b)		338,688	780,676
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class XA, 1.33%, 3/10/47 (b)		32,507	2,696,436
Series 2014-GC23, Class XA, 1.15%, 7/10/47 (b)		143,994	11,244,215
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR2, Class XA, 1.91%, 8/15/45 (b)		27,253	2,712,870
Series 2013-CR13, Class XA, 1.01%, 12/10/23 (b)		133,154	7,702,805
Series 2013-CR6, Class XA, 1.53%, 3/10/46 (b)		69,584	4,601,013
Series 2014-CR18, Class XA, 1.30%, 7/15/47 (b)		47,301	3,771,910
Series 2014-TWC, Class XCP, 1.43%, 2/13/32 (a)(b)		240,975	7,190,694

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
Credit Suisse Commercial Mortgage Trust, Series 2014-USA, Class X2, 0.04%, 9/17/37 (a)(b)	USD	598,765	$5,099,083
GS Mortgage Securities Trust:
Series 2014-GC20, Class XA, 1.22%, 4/10/47 (b)		41,458	3,162,806
Series 2014-GC24, Class XA, 0.90%, 9/10/47 (b)		76,247	4,611,598
Hilton USA Trust, Series 2013-HLT, Class X1FX, 1.67%, 11/05/30 (a)(b)		169,959	146,675
IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class AXPP, 0.00%, 7/25/47 (b)		58,709	5,430,558
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Class XA, 1.08%, 1/15/47 (b)		43,815	2,799,942
Series 2014-C21, Class XA, 1.13%, 8/15/47 (b)		44,999	3,542,584
Series 2014-C24, Class XA, 1.09%, 11/15/47 (b)		58,088	4,028,086
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-FL3, Class XCP, 0.75%, 4/15/28 (a)(b)		25,134	7,063
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class XA, 1.23%, 11/15/46 (b)		89,761	6,705,715
Series 2014-C14, Class XA, 1.30%, 2/15/47 (b)		210,625	14,697,657
Series 2014-C19, Class XA, 1.17%, 12/15/47 (b)		72,042	5,317,060
Series 2014-C19, Class XD, 1.19%, 12/15/47 (a)(b)		51,913	5,093,704
WF-RBS Commercial Mortgage Trust:
Series 2014-C22, Class XA, 0.97%, 9/15/57 (b)		54,027	3,532,352
Series 2014-C23, Class XA, 0.73%, 10/14/57 (b)		74,896	3,555,312
Series 2014-LC14, Class XA, 1.46%, 3/15/47 (b)		88,531	7,456,328

			115,887,142
Total Non-Agency Mortgage-Backed Securities — 9.4%			2,379,363,147

Preferred Securities
Capital Trusts
Brazil — 0.0%
Banco do Brasil SA, 9.00% (b)(k)	USD	11,594	10,782,420
China — 0.2%
Bank of China Ltd., 6.75% (b)(k)	CNY	28,000	4,663,507
CRCC Yupeng Ltd., 3.95% (b)(k)	USD	10,300	10,424,630
Dianjian Haixing Ltd., 4.05% (b)(k)		1,650	1,654,125
Far East Horizon Ltd., 5.55% (b)(k)		3,500	3,549,000
Industrial & Commercial Bank of China Ltd.:
6.00% (b)(k)	USD	10,000	10,125,000
6.00% (b)(k)	EUR	5,000	6,247,642
Moon Wise Global Ltd., 9.00% (b)(k)		4,550	4,368,000

			41,031,904

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Preferred Securities		Par (000)	Value
France — 0.3%
AXA SA, 3.88% (b)(k)	EUR	4,900	$5,963,057
BNP Paribas Cardif SA, 4.03% (b)(k)		6,200	7,539,841
Credit Agricole SA, 6.63% (b)(k)	USD	5,570	5,398,723
Electricite de France SA:
4.13% (b)(k)	EUR	11,600	15,079,116
4.25% (b)(k)		9,500	12,369,738
5.00% (b)(k)		4,200	5,634,915
5.88% (b)(k)	GBP	3,900	6,361,812
Orange SA:
4.00% (b)(k)	EUR	4,750	5,977,501
4.25% (b)(k)		3,900	4,978,764
5.00% (b)(k)		2,950	3,789,547

			73,093,014
Germany — 0.1%
Deutsche Annington Finance BV, 4.00% (b)(k)		4,900	5,988,553
HSH Nordbank AG, 7.25% (k)	USD	11,080	3,957,776
Merck KGaA, 2.63%, 12/12/74 (b)	EUR	4,200	5,138,128

			15,084,457
Italy — 0.1%
Enel SpA:
5.00%, 1/15/75 (b)		7,850	10,059,353
6.50%, 1/10/74 (b)		3,900	5,191,411
UniCredit SpA, 6.75% (b)(k)		1,184	1,383,991

			16,634,755
Japan — 0.0%
Nippon Life Insurance Co., 5.10%, 10/16/44 (b)	USD	10,000	10,450,000
Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA:
7.00% (b)(k)	EUR	6,400	7,889,531
9.00% (b)(k)	USD	5,000	5,350,000
Banco Popular Espanol SA, 11.50% (b)(k)	EUR	6,900	9,505,754
Banco Santander SA, 6.25% (b)(k)		3,700	4,388,996
Gas Natural Fenosa Finance BV, 4.13% (b)(k)		11,200	13,918,515
Telefonica Europe BV:
4.20% (b)(k)		6,800	8,331,545
5.00% (b)(k)		3,900	4,924,398

			54,308,739
Sweden — 0.0%
Nordea Bank AB, 6.13% (b)(k)	USD	3,630	3,590,977
Volvo Treasury AB, 4.20%, 6/10/75 (b)	EUR	4,725	5,717,501

			9,308,478
Switzerland — 0.0%
Credit Suisse Group AG, 6.25% (a)(b)(k)	USD	7,925	7,621,869
United Kingdom — 0.2%
Barclays PLC:
8.00% (b)(k)	EUR	7,479	9,418,774
8.25% (b)(k)	USD	6,981	7,154,960
Coventry Building Society, 6.38% (b)(k)	GBP	1,625	2,436,739
HBOS Capital Funding LP, 6.85% (k)	USD	2,296	2,310,345
HSBC Holdings PLC, 5.25% (b)(k)	EUR	5,076	6,142,230
Lloyds Banking Group PLC, 6.38% (b)(k)		8,229	10,119,337
Nationwide Building Society, 6.88% (b)(k)	GBP	4,024	6,122,863

			43,705,248
United States — 0.3%
Citigroup, Inc.:
5.80% (b)(k)	USD	8,492	8,492,000
5.90% (b)(k)		6,175	6,020,625
6.30% (b)(k)		23,985	23,625,225

Preferred Securities		Par (000)	Value
United States (concluded)
JPMorgan Chase & Co.:
6.10% (b)(k)	USD	5,480	$5,466,300
6.75% (b)(k)		9,000	9,495,000
NBCUniversal Enterprise, Inc., 5.25% (a)(k)		4,900	5,083,750
Wells Fargo & Co., 5.90% (b)(k)		9,865	9,938,987

			68,121,887
Total Capital Trusts — 1.4%			350,142,771

Preferred Stocks		Shares
Luxembourg — 0.0%
Concrete Investment II SCA, 0.00% (e)		24,318	4,090,224
United Kingdom — 0.0%
Royal Bank of Scotland Group PLC, 6.60%		53,371	1,326,269
Royal Bank of Scotland Group PLC, 6.13%		10,674	254,148

			1,580,417
United States — 0.1%
Morgan Stanley, 6.38% (k)		855,000	21,640,050
Total Preferred Stocks — 0.1%			27,310,691

Trust Preferreds
Netherlands — 0.0%
RBS Capital Funding Trust VII, Series G, 6.08% (k)		207,558	5,062,340
United States — 0.4%
Citigroup Capital XIII, Series 2, 7.88%, 10/30/40 (b)		2,297,305	61,062,367
GMAC Capital Trust I, 8.13%, 2/15/40 (b)		1,260,000	33,238,800

			94,301,167

Total Trust Preferreds — 0.4%			99,363,507
Total Preferred Securities — 1.9%			476,816,969

Taxable Municipal Bonds		Par (000)
Alabama Public School & College Authority RB, 5.00%, 1/01/24	USD	10,000	12,339,200
Alachua County Health Facilities Authority RB, 5.00%, 12/01/44		27,940	31,425,236
American Municipal Power, Inc. RB, 0.00%, 2/15/34 (l)		17,290	19,555,855
Bay Area Toll Authority RB:
5.00%, 4/01/54		7,465	8,399,469
5.00%, 10/01/54		6,935	7,724,411
California Educational Facilities Authority RB, 5.00%, 10/01/32		7,880	10,317,442
California Health Facilities Financing Authority RB, 5.00%, 8/15/52		10,000	11,194,600
California Statewide Communities Development Authority RB, 5.50%, 12/01/54		21,600	23,619,168
Casino Reinvestment Development Authority RB, 5.25%, 11/01/44		1,910	2,079,723
Chabot-Las Positas Community College District GO, AMBAC, 0.00%, 8/01/43 (d)		22,580	5,373,137
Chicago Board of Education GO, 5.00%, 12/01/42		8,675	8,868,105
Chicago Midway International Airport RB:
5.00%, 1/01/30		15,595	17,426,009
5.00%, 1/01/41		3,210	3,463,205

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	37

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds		Par (000)	Value
City of Baltimore, MD RB, 5.00%, 7/01/42	USD	4,280	$4,910,786
City of Chicago, IL GO, 5.00%, 1/01/40		9,515	9,649,161
City of Detroit, MI Sewage Disposal System RB, AGM, Series D, 0.76%, 7/01/32 (b)		7,000	6,021,470
City of Houston, TX Airport System Revenue RB, 5.00%, 7/01/24		3,520	4,074,118
City of New Orleans, LA RB, 5.00%, 12/01/44		3,500	3,911,215
City of Portland, OR Sewer System Revenue RB, 5.00%, 10/01/23		3,555	4,413,533
Commonwealth of Massachusetts GO, 5.00%, 8/01/25		7,385	9,325,113
Commonwealth of Puerto Rico GO, 8.00%, 7/01/35		37,735	32,829,450
County of Fairfax, VA GO, 5.00%, 10/01/24		16,560	20,906,834
County of Miami-Dade, FL Aviation Revenue RB:
5.00%, 10/01/30		7,355	8,283,863
5.00%, 10/01/36		10,755	12,020,756
County of Miami-Dade, FL Transit System Sales Surtax Revenue RB, 5.00%, 7/01/42		14,430	16,180,359
County of Miami-Dade, FL Water & Sewer System Revenue RB, 5.00%, 10/01/42		7,110	7,945,709
County of Utah RB, 5.00%, 5/15/45		3,555	4,066,387
Dallas/Fort Worth International Airport RB:
5.00%, 11/01/42		14,690	15,943,791
Series A, 5.00%, 11/01/43		25,325	27,443,689
District of Columbia GO:
5.00%, 6/01/30		4,925	5,892,910
5.00%, 6/01/31		5,000	5,964,250
5.00%, 6/01/32		10,800	12,823,380
5.00%, 6/01/38		21,205	24,736,905
District of Columbia Water & Sewer Authority RB, 5.00%, 10/01/27		5,890	7,152,639
Fairfax County Industrial Development Authority RB, 5.00%, 5/15/44		2,500	2,857,450
Florida Department of Environmental Protection RB, 5.00%, 7/01/23		7,630	9,271,595
General Authority of Southcentral Pennsylvania RB, 5.00%, 6/01/44		11,780	13,348,507
Health & Educational Facilities Authority of the State of Missouri RB, 5.00%, 1/01/44		10,890	12,403,274
Illinois Finance Authority RB, 5.00%, 8/01/38		14,555	16,650,483
Kansas Development Finance Authority RB, 5.00%, 6/01/46		4,735	5,242,497
Las Vegas Valley Water District GO, 5.00%, 6/01/39 (l)		20,300	23,495,626
Long Island Power Authority RB, 5.00%, 9/01/44		20,215	22,629,884
Louisiana Public Facilities Authority RB, 5.00%, 10/01/41		5,000	5,481,800
Lower Colorado River Authority RB, 5.00%, 5/15/36		4,940	5,512,793
Maryland Health & Higher Educational Facilities Authority RB:
5.00%, 7/01/20		3,430	3,960,552
5.00%, 7/01/21		4,830	5,624,390
5.25%, 7/01/27		4,105	4,775,059
Massachusetts Development Finance Agency RB, 5.00%, 7/01/43		7,045	8,095,269
Massachusetts School Building Authority RB, 5.00%, 8/15/30		7,995	9,416,591
Metropolitan Transportation Authority RB, 0.00%, 11/15/30 (d)		10,730	6,332,739
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 5.00%, 10/01/53		18,815	20,107,779
Miami-Dade County Expressway Authority RB, 5.00%, 7/01/39		13,000	14,699,100
Miami-Dade County School Board Foundation, Inc. Participation Certificate, 5.00%, 11/01/28		9,590	11,150,389

Taxable Municipal Bonds		Par (000)	Value
Michigan Finance Authority RB, 5.00%, 6/01/39	USD	4,160	$4,663,901
New Jersey Economic Development Authority RB:
5.00%, 3/01/26		4,230	4,721,145
5.00%, 6/15/27		5,885	6,682,594
5.00%, 6/15/29		3,710	4,180,131
5.00%, 6/15/30		3,465	3,886,205
5.00%, 6/15/31		4,900	5,466,391
5.00%, 6/15/38		5,000	5,737,850
New Jersey Health Care Facilities Financing Authority RB, 5.00%, 7/01/44		3,445	3,859,606
New Jersey Transportation Trust Fund Authority RB:
0.00%, 12/15/38 (d)		4,015	1,282,833
5.00%, 6/15/42		18,360	19,667,599
Series B, 5.00%, 6/15/42		19,485	20,663,258
5.00%, 6/15/44		13,560	14,524,387
New Jersey Transportation Trust Fund Authority RB, AMBAC, 0.00%, 12/15/28 (d)		9,965	5,480,850
New York City Water & Sewer System RB:
5.00%, 6/15/47		21,260	23,974,264
5.00%, 6/15/47		12,355	13,859,839
5.00%, 6/15/47		4,385	4,944,833
New York Liberty Development Corp. RB, 5.00%, 11/15/44 (a)		16,500	17,124,195
New York State Dormitory Authority RB:
5.00%, 3/15/32		6,870	8,218,100
5.00%, 3/15/36		6,870	8,082,624
5.00%, 3/15/37		6,625	7,672,081
5.00%, 3/15/37		4,115	4,830,393
5.00%, 3/15/38		6,180	7,243,454
5.00%, 3/15/39		9,170	10,739,904
New York State Urban Development Corp. RB:
5.00%, 3/15/23		7,200	8,762,400
5.00%, 3/15/35		16,135	18,812,119
Ohio State Turnpike Commission RB, 5.00%, 2/15/48		645	711,874
Port Authority of New York & New Jersey RB, 5.00%, 10/15/44		13,855	15,442,644
Private Colleges & Universities Authority RB, 5.00%, 4/01/44		3,790	4,126,287
Sales Tax Asset Receivable Corp. RB:
5.00%, 10/15/24		19,845	25,066,815
5.00%, 10/15/25		5,930	7,433,967
5.00%, 10/15/28		14,480	17,817,495
5.00%, 10/15/29		11,395	13,987,932
5.00%, 10/15/31		9,520	11,565,658
San Francisco City & County Airports Comm-San Francisco International Airport RB, 5.00%, 5/01/44		4,645	5,156,415
South Carolina State Public Service Authority RB:
5.00%, 12/01/46		33,445	37,589,504
5.00%, 12/01/48		27,170	30,153,809
State of California GO:
5.00%, 10/01/37		7,120	8,309,182
5.00%, 9/01/42		6,500	7,393,750
5.00%, 4/01/43		9,545	10,826,130
State of Connecticut GO:
5.00%, 9/01/23		10,125	12,344,603
5.00%, 3/01/26		6,700	8,071,624
5.00%, 3/01/27		4,305	5,155,754
5.00%, 11/15/29		3,780	4,532,522
State of Connecticut Special Tax Revenue RB:
5.00%, 9/01/24		7,015	8,675,380
5.00%, 9/01/33		5,100	6,015,858
State of Delaware GO, 5.00%, 7/01/24		8,460	10,646,064
State of Illinois GO, 5.00%, 5/01/25		28,705	32,171,990

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds		Par (000)	Value
State of Louisiana Gasoline & Fuels Tax Revenue RB, 5.00%, 5/01/36	USD	5,595	$6,554,486
State of Maryland GO:
5.00%, 8/01/21		9,760	11,801,890
5.00%, 8/01/23		6,715	8,343,925
State of Minnesota GO:
5.00%, 8/01/22		14,400	17,627,904
5.00%, 8/01/24		10,285	12,895,539
5.00%, 8/01/24		8,085	10,137,135
State of New Jersey GO:
5.00%, 6/01/27		12,890	15,394,785
5.00%, 6/01/31		10,000	11,680,100
5.00%, 6/01/32		17,135	19,947,539
State of Texas GO, 5.00%, 4/01/30		3,445	4,149,055
State of Washington GO:
5.00%, 7/01/31		29,735	35,867,249
5.00%, 7/01/32		16,250	19,506,337
University of Arizona RB, 5.00%, 8/01/39		6,505	7,453,104
University of California RB, 5.00%, 5/15/37		10,000	11,292,500
University of Massachusetts Building Authority RB:
5.00%, 11/01/39		5,000	5,689,550
5.00%, 11/01/44		22,660	26,325,935
University of North Carolina at Chapel Hill RB, 3.85%, 12/01/34		8,375	8,841,069
Victor Valley Community College District GO, 0.00%, 8/01/38 (d)		26,965	9,937,142
Virginia College Building Authority RB:
5.00%, 9/01/23		3,005	3,700,147
5.00%, 9/01/24		3,080	3,830,196
5.00%, 9/01/25		3,245	4,000,403
Washington Health Care Facilities Authority RB, 5.00%, 10/01/38		16,165	18,453,802
Western Minnesota Municipal Power Agency RB, 5.00%, 1/01/46		18,640	21,339,818
Total Taxable Municipal Bonds — 5.6%			1,420,383,478

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.3%
Fannie Mae:
Series 2014-C02, Class 1M2, 2.76%, 5/25/24 (b)		32,131	28,097,146
Series 2014-C03, Class 1M2, 3.17%, 7/25/24 (b)		17,129	15,473,516
Series 2014-C01, Class M2, 4.57%, 1/25/24 (b)		8,744	8,998,379
Series 2013-C01, Class M2, 5.41%, 10/25/23 (b)		6,000	6,488,940
Freddie Mac:
Series 2014-DN2, Class M3, 3.75%, 4/25/24 (b)		11,000	10,128,767
Series 2014-HQ2, Class M3, 3.92%, 9/25/24 (b)		9,175	8,372,747

			77,559,495
Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae, Series 2014-M13, Class A2, 3.02%, 8/25/24		4,820	4,929,737
Freddie Mac:
Series K041, Class A2, 3.17%, 10/25/24		28,235	29,294,490
Series K037, Class A2, 3.49%, 1/25/24		5,518	5,871,538

			40,095,765

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Collateralized Mortgage Obligations — 0.1%
Freddie Mac:
Series 4248, Class SL, 5.89%, 5/15/41 (b)	USD	43,766	$7,076,243
Series 4307, Class SE, 5.94%, 9/15/36 (b)		51,461	8,529,787
Series 4301, Class SD, 5.94%, 7/15/37 (b)		15,709	2,628,836

			18,234,866
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac:
Series K041, Class X1, 0.56%, 10/25/24 (b)		180,689	8,156,301
Series K716, Class X1, 0.72%, 8/25/47 (b)		69,966	2,736,090
Series K040, Class X1, 0.74%, 9/25/24 (b)		91,196	5,353,233
Ginnie Mae:
Series 2012-120, Class IO, 0.99%, 2/16/53 (b)		21,338	1,594,391
Series 2009-80, Class IO, 1.06%, 9/16/51 (b)		8,660	532,566
Series 2013-191, Class IA, 1.23%, 7/16/42		70,875	3,709,583
Series 2013-145, Class SI, 6.09%, 4/16/40 (b)		31,747	4,144,604

			26,226,768
Mortgage-Backed Securities — 29.4%
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/30 (m)		430,000	437,793,750
3.00%, 1/01/30-1/01/45 (m)		521,460	528,826,258
3.50%, 1/01/30-1/01/45 (m)		1,685,074	1,759,104,938
4.00%, 1/01/41-1/01/45 (m)(r)		1,756,042	1,882,542,430
4.50%, 1/01/15-1/01/45 (m)		1,183,700	1,284,869,423
5.00%, 1/01/45 (m)		100,000	110,482,420
6.00%, 3/01/38		8	9,177
Freddie Mac Mortgage-Backed Securities, 4.00%, 12/01/41-12/01/44		265,929	286,644,217
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/45 (m)		325,400	332,762,175
4.00%, 1/15/45 (m)		737,500	790,729,653

			7,413,764,441
Total U.S. Government Sponsored Agency Securities — 30.1%			7,575,881,335

U.S. Treasury Obligations
U.S. Treasury Bonds:
3.13%, 8/15/44		1,480	1,593,312
3.00%, 11/15/44		76,484	80,379,942
U.S. Treasury Inflation Indexed Bonds:
0.75%, 2/15/42		12,017	11,674,806
1.38%, 2/15/44 (n)		78,756	89,128,903
U.S. Treasury Inflation Indexed Notes:
0.13%, 1/15/23-7/15/24		63,222	61,042,380
0.38%, 7/15/23		27,784	27,466,969
0.63%, 1/15/24 (h)		132,885	133,445,541

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	39

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Notes:
0.50%, 11/30/16	USD	67,585	$67,416,037
1.50%, 11/30/19 (o)		1,367,994	1,359,337,135
1.88%, 11/30/21		569,900	566,560,956
2.38%, 8/15/24		519,315	528,930,637
2.25%, 11/15/24		1,763,252	1,775,383,859
U.S. Treasury Strips, 0.00%, 5/15/36 (o)		69,895	39,149,937
Total U.S. Treasury Obligations — 18.8%			4,741,510,414

Warrants (p)		Shares
Kawasaki Kisen Kaisha Ltd. (Issued/exercisable 11/14/13, 1 Share for 1 warrant, Expires 9/28/18)		3	—
Nippon Meat Packers, Inc. (Issued/exercisable 3/10/14, 1 Share for 1 warrant, Expires 8/28/18)		5,000,000	1,158,374
Takashimaya Co. Ltd. (Issued/exercisable 12/11/13, 1 Share for 1 warrant, Expires 11/19/18, Strike Price JPY 104.41)		2,000,000	83,987
Total Warrants — 0.0%			1,242,361
Total Long-Term Investments (Cost — $26,871,064,662) — 105.6%			26,609,910,296

Short-Term Securities		Par (000)
Borrowed Bond Agreements — 6.9%
Barclays Bank PLC, (0.30)%, Open (Purchased on 12/18/14 to be repurchased at EUR 4,948,843, collateralized by Buoni Poliennali Del Tesoro, 4.50% due at 3/01/26, par and fair value of EUR 3,950,000 and $5,890,514, respectively)	EUR	5,124	6,199,722
Barclays Bank PLC, (0.16)%, Open (Purchased on 12/17/14 to be repurchased at EUR 58,386,717, collateralized by Republic of France, 1.00% due at 7/25/17, par and fair value of EUR 56,770,000 and $70,494,517, respectively)		58,634	70,950,599
Barclays Capital, Inc., (0.10)%, Open (Purchased on 12/01/14 to be repurchased at $4,484,617, collateralized by Newmont Mining Corp., 3.50% due at 3/15/22, par and fair value of USD 4,800,000 and $4,510,786, respectively)	USD	4,518	4,518,000
Barclays Capital, Inc., (0.10)%, Open (Purchased on 12/04/14 to be repurchased at $4,650,069, collateralized by Apache Corp., 4.75% due at 4/15/43, par and fair value of USD 5,020,000 and $4,707,731, respectively)		4,788	4,787,825
Barclays Capital, Inc., (0.10)%, Open (Purchased on 12/19/14 to be repurchased at $15,569,645, collateralized by Citigroup, Inc., 4.95% due at 11/07/43, par and fair value of USD 14,648,000 and $16,327,759, respectively)		16,040	16,039,560

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Barclays Capital, Inc., 0.04%, 01/02/15 (Purchased on 12/12/14 to be repurchased at $576,127,631, collateralized by U.S. Treasury Notes, 2.75% due at 11/15/23, par and fair value of USD 541,555,000 and $570,119,848, respectively)	USD	574,048	$574,048,299
Citigroup Global Markets Limited, (0.07)%, Open (Purchased on 10/21/13 to be repurchased at EUR 56,540,509, collateralized by Republic of France, 1.00% due at 7/25/17, par and fair value of EUR 56,200,000 and $69,786,716, respectively)	EUR	56,692	68,600,029
Citigroup Global Markets, Inc., (0.75)%, Open (Purchased on 12/01/14 to be repurchased at $9,409,763, collateralized by AT&T Inc., 3.90% due at 3/11/24, par and fair value of USD 9,700,000 and $9,968,341, respectively)	USD	10,124	10,124,375
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 12/04/14 to be repurchased at $2,283,565, collateralized by Iron Mountain, Inc., 5.75% due at 8/15/24, par and fair value of USD 2,250,000 and $2,264,063, respectively)		2,306	2,306,250
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 12/12/14 to be repurchased at $14,744,921, collateralized by General Motors Co., 5.20% due at 4/01/45, par and fair value of USD 14,645,000 and $15,450,475, respectively)		15,212	15,212,494
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 12/18/14 to be repurchased at $14,680,836, collateralized by Conocophillips Co., 4.30% due at 11/15/44, par and fair value of USD 14,646,000 and $15,320,990, respectively)		15,140	15,140,303
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 12/18/14 to be repurchased at $30,235,152, collateralized by Ford Motor Co., 4.75% due at 1/15/43, par and fair value of USD 29,291,000 and $30,905,520, respectively)		31,122	31,121,687
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 12/23/14 to be repurchased at $22,960,012, collateralized by The Goldman Sachs Group, Inc., 4.80% due at 7/08/44, par and fair value of USD 21,765,000 and $23,312,013, respectively)		23,669	23,669,437
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 12/29/14 to be repurchased at $5,679,343, collateralized by BHP Billiton Finance USA Ltd., 5.00% due at 9/30/43, par and fair value of USD 5,200,000 and $5,894,309, respectively)		5,850	5,850,000
Citigroup Global Markets, Inc., (0.10)%, Open (Purchased on 12/30/14 to be repurchased at $19,521,107, collateralized by AT&T Inc., 2.30% due at 3/11/19, par and fair value of USD 19,507,000 and $19,486,537, respectively)		19,605	19,604,535

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Deutsche Bank Securities, Inc., (0.10)%, Open (Purchased on 5/27/14 to be repurchased at $19,507,038, collateralized by CBS Corp., 3.38% due at 3/01/22, par and fair value of USD 19,300,000 and $19,384,109, respectively)	USD	19,662	$19,661,875
Deutsche Bank Securities, Inc., 0.18%, 02/20/15 (Purchased on 12/19/14 to be repurchased at $41,213,846, collateralized by U.S. Treasury Strips, 0.00% due at 2/15/36, par and fair value of USD 67,399,000 and $39,956,486, respectively)		39,681	39,681,161
JPMorgan Chase Bank N.A., (0.18)%, Open (Purchased on 12/16/14 to be repurchased at EUR 3,082,104, collateralized by Bundesrepublik Deutschland, 2.50% due at 1/04/21, par and fair value of EUR 2,659,000 and $3,681,757, respectively)	EUR	3,117	3,771,162
JPMorgan Chase Bank N.A., (0.18)%, Open (Purchased on 12/16/14 to be repurchased at EUR 6,110,949, collateralized by Bundesrepublik Deutschland, 0.75% due at 2/24/17, par and fair value of EUR 5,963,000 and $7,337,345, respectively)		6,135	7,424,233
JPMorgan Chase Bank N.A., 0.00%, 01/07/15 (Purchased on 11/07/14 to be repurchased at EUR 51,940,599, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 9/01/24, par and fair value of EUR 45,350,000 and $64,034,150, respectively)		51,941	62,850,883
JPMorgan Chase Bank N.A., 0.00%, 01/07/15 (Purchased on 11/07/14 to be repurchased at EUR 83,450,974, collateralized by Buoni Poliennali Del Tesoro, 5.00% due at 3/01/25, par and fair value of EUR 66,400,000 and $102,949,287, respectively)		83,451	100,980,112
JPMorgan Chase Bank N.A., 0.00%, 01/07/15 (Purchased on 12/11/14 to be repurchased at EUR 20,787,503, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 9/01/24, par and fair value of EUR 17,800,000 and $25,133,580, respectively)		20,788	25,153,983
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.00%, 1/02/15 (Purchased on 12/26/14 to be repurchased at $498,458,185, collateralized by U.S. Treasury Notes, 1.00% due at 12/15/17, par and fair value of USD 500,963,000 and $499,788,743, respectively)	USD	498,458	498,458,185
RBC Capital Markets, LLC, (0.50)%, Open (Purchased on 11/24/14 to be repurchased at $19,339,603, collateralized by AT&T Inc., 3.90% due at 3/11/24, par and fair value of USD 19,610,000 and $20,152,491, respectively)		20,296	20,296,350
RBC Capital Markets, LLC, (0.10)%, Open (Purchased on 12/03/14 to be repurchased at $13,875,121, collateralized by International Business Machines Corp., 4.00% due at 6/20/42, par and fair value of USD 14,640,000 and $14,577,956, respectively)		14,274	14,274,000
RBC Capital Markets, LLC, (0.10)%, Open (Purchased on 12/12/14 to be repurchased at $26,882,068, collateralized by Comcast Corp., 4.75% due at 3/01/44, par and fair value of USD 24,408,000 and $27,200,080, respectively)		27,703	27,703,080

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (concluded)
RBC Capital Markets, LLC, (0.10)%, Open (Purchased on 12/19/14 to be repurchased at $13,526,466, collateralized by Anheuser-Busch InBev Worldwide, Inc., 3.75% due at 7/15/42, par and fair value of USD 14,648,000 and $13,770,761, respectively)	USD	13,916	$13,915,600
RBC Capital Markets, LLC, (0.10)%, Open (Purchased on 12/19/14 to be repurchased at $15,922,242, collateralized by Bank of America Corp., 5.00% due at 1/21/44, par and fair value of USD 14,616,000 and $16,367,362, respectively)		16,406	16,406,460
UBS Ltd., 0.00%, 1/09/15 (Purchased on 11/26/14 to be repurchased at EUR 11,372,140, collateralized by Republic of France, 3.00% due at 4/25/22, par and fair value of EUR 9,550,000 and $13,668,214, respectively)	EUR	11,372	13,760,893

			1,732,511,092
		Shares
Money Market Funds — 23.4%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (i)(q)		5,899,008,231	5,899,008,231
Total Short-Term Securities
(Cost — $7,647,636,830) — 30.3%			7,631,519,323

Options Purchased
(Cost — $168,970,239) — 1.0%			249,524,722
Total Investments Before Options Written, TBA Sale Commitments and Borrowed Bonds
(Cost — $34,687,671,731) — 136.9%			34,490,954,341

Options Written
(Premiums Received — $ 78,906,583) — (0.8)%			(191,680,412)

TBA Sale Commitments (m)		Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/30	USD	430,100	(437,895,562)
3.00%, 1/01/30-1/01/45		633,900	(642,566,346)
3.50%, 1/01/30-1/01/45		910,300	(951,463,269)
4.00%, 1/01/45		4,461,565	(4,761,622,646)
4.50%, 1/01/45		105,200	(114,191,318)
5.00%, 1/01/45		441,400	(487,544,382)
Freddie Mac Mortgage-Backed Securities, 4.00%, 1/01/45		341,800	(364,337,438)
Ginnie Mae Mortgage-Backed Securities, 3.00%, 1/15/45		84,000	(85,900,500)
Total TBA Sale Commitments (Proceeds — $7,824,522,028) — (31.1)%			(7,845,521,461)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	41

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Borrowed Bonds		Par (000)	Value
Corporate Bonds — (1.0)%
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42	USD	14,648	$(13,770,761)
Apache Corp., 4.75%, 4/15/43		5,020	(4,707,731)
AT&T Inc.,
2.30%, 3/11/19		19,507	(19,486,537)
3.90%, 3/11/24		29,310	(30,120,832)
Bank of America Corp., 5.00%, 1/21/44		14,616	(16,367,362)
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		5,200	(5,894,309)
CBS Corp., 3.38%, 3/01/22		19,300	(19,384,109)
Citigroup, Inc., 4.95%, 11/07/43		14,648	(16,327,759)
Comcast Corp., 4.75%, 3/01/44		24,408	(27,200,080)
Conocophillips Co., 4.30%, 11/15/44		14,646	(15,320,990)
Ford Motor Co., 4.75%, 1/15/43		29,291	(30,905,520)
General Motors Co., 5.20%, 4/01/45		14,645	(15,450,475)
The Goldman Sachs Group, Inc., 4.80%, 7/08/44		21,765	(23,312,013)
International Business Machines Corp., 4.00%, 6/20/42		14,640	(14,577,956)
Iron Mountain, Inc., 5.75%, 8/15/24		2,250	(2,264,063)
Newmont Mining Corp., 3.50%, 3/15/22		4,800	(4,510,786)

			(259,601,283)

Borrowed Bonds		Par (000)	Value
Foreign Government Obligations — (1.5)%
Bundesrepublik Deutschland,
0.75%, 2/24/17	EUR	5,963	$(7,337,345)
2.50%, 1/04/21		2,659	(3,681,757)
Buoni Poliennali Del Tesoro,
3.75%, 9/01/24		63,150	(89,167,730)
5.00%, 3/01/25		66,400	(102,949,287)
4.50%, 3/01/26		3,950	(5,890,514)
Republic of France,
1.00%, 7/25/17		112,970	(140,281,233)
3.00%, 4/25/22		9,550	(13,668,214)

			(362,976,080)
U.S. Treasury Obligations — (4.4)%
U.S. Treasury Notes,
1.00%, 12/15/17	USD	500,963	(499,788,743)
2.75%, 11/15/23		541,555	(570,119,848)
U.S. Treasury Strips,
0.00%, 2/15/36		67,399	(39,956,486)

			(1,109,865,077)
Total Borrowed Bonds (Proceeds — $1,723,888,784) — (6.9)%			(1,732,442,440)
Total Investments Net of Options Written, TBA Sale Commitments and Borrowed Bonds — 98.1%			24,721,310,028
Other Assets Less Liabilities — 1.9%			482,041,864

Net Assets — 100.0%			$25,203,351,892

Notes to Consolidated Schedule of Investments
(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Zero-coupon bond.

(e)	Non-income producing security.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(g)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(h)	All or a portion of security has been pledged as collateral in connection with outstanding borrowed bonds.

(i)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Shares Purchased		Shares Sold	Shares Held at December 31, 2014	Value at December 31, 2014	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	2,613,616,687	3,285,391,544	*	—	5,899,008,231	$5,899,008,231	$695,165	$234,049
iShares Gold Trust	—	10,300,000		—	10,300,000	$117,832,000	—	—
iShares iBoxx $ High Yield Corporate Bond Fund	2,750,000	535,000		(2,750,000)	535,000	$47,936,000	$4,237,335	$5,365,740

*	Represents net shares purchased.

(j)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(k)	Security is perpetual in nature and has no stated maturity date.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

(l)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup Global Markets, Inc.	$23,495,626	$121,191
RBC Capital Markets, LLC	$19,555,855	$30,431

(m)	Represents or includes a TBA transaction. As of December 31, 2014, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$98,768,319	$828,280
Citigroup Global Markets, Inc.	$(615,308,743)	$(836,708)
Credit Suisse Securities (USA) LLC	$(189,123,011)	$3,523,975
Deutsche Bank Securities, Inc.	$53,664,112	$482,186
Goldman Sachs & Co.	$649,102,761	$1,550,755
J.P. Morgan Securities LLC	$(299,790,501)	$1,060,765
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(998,697,344)	$(3,743,301)
Morgan Stanley & Co. LLC	$88,571,301	$317,098
Nomura Securities International, Inc.	$(156,069,582)	$(82,769)
RBC Capital Markets, LLC	$(5,436,281)	$(3,188)
RBS Securities, Inc.	$(84,953,410)	$(129,660)
SG Americas Securities LLC	$104,242,200	$617,200
Wells Fargo Securities, LLC	$(23,693,037)	$(22,287)

(n)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(o)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(p)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(q)	Represents the current yield as of report date.

(r)	All or a portion of security has been pledged as collateral in connection with outstanding TBA commitments.

(s)	Par is less than $500.

•	As of December 31, 2014, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Barclays Bank PLC	(3.50%)	10/02/14	Open	$493,369	$493,369
Deutsche Bank Securities, Inc.	0.18%	12/19/14	2/20/15	38,966,463	38,968,606
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.60%)	12/26/14	1/02/15	495,953,370	495,953,370
J.P. Morgan Securities LLC	0.00%	12/31/14	1/02/15	796,000,000	796,000,000
Total				$1,331,413,202	$1,331,415,345

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(1,067)	CBOE Volatility Index	Chicago Board Options	January 2015	USD	19,232,675	$251,218
30	Hang Seng China Enterprises Index	Hong Kong	January 2015	USD	2,319,060	(20,712)
453	CBOE Volatility Index	Chicago Board Options	February 2015	USD	8,255,925	280,597
706	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 153	Eurex	February 2015	USD	205,031	(170,216)
542	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 153.50	Eurex	February 2015	USD	209,872	(159,792)
14,082	Australian Government Bonds (3 Year)	Sydney	March 2015	USD	1,279,356,035	5,115,002
3,598	Australian Government Bonds (10 Year)	Sydney	March 2015	USD	376,414,076	3,771,841
3,295	E-Mini S&P 500 Futures	Chicago Mercantile	March 2015	USD	338,132,900	4,878,127
(1,380)	Euro Currency Futures	Chicago Mercantile	March 2015	USD	208,845,750	4,882,068
423	Euro STOXX 50 Index	Eurex	March 2015	USD	16,036,338	507,416

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	43

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, financial futures contracts outstanding were as follows: (concluded)

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(1,721)	Euro STOXX Banks Index	Eurex	March 2015	USD	13,952,760	$(96,343)
(2,990)	Euro-Bobl	Eurex	March 2015	USD	471,360,705	(2,921,538)
(1,112)	Euro-BTP Italian Government Bond Futures	Eurex	March 2015	USD	182,460,522	(1,623,207)
(1,501)	Euro-Bund	Eurex	March 2015	USD	283,105,081	(5,125,505)
(280)	Euro-Schatz	Eurex	March 2015	USD	37,638,944	(57,353)
(2,484)	Long Gilt British	NYSE Liffe	March 2015	USD	462,768,744	(10,349,327)
(335)	Japanese Government Bonds (10 Year)	Osaka	March 2015	USD	413,338,203	(2,531,674)
(2,033)	Japanese Yen Currency Futures	Chicago Mercantile	March 2015	USD	212,168,963	984,237
497	Nikkei 225 Index	Chicago Mercantile	March 2015	USD	43,015,350	(2,131,915)
(2,552)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	March 2015	USD	368,923,500	(8,983,350)
(20,227)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2015	USD	2,564,720,391	(1,943,439)
(2,371)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	March 2015	USD	518,285,781	744,632
(13,993)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	March 2015	USD	1,664,183,124	3,422,029
1,462	U.S. Ultra Treasury Bonds	Chicago Board of Trade	March 2015	USD	241,504,125	5,762,610
2,238	Canadian Bankers Acceptance	Montreal	June 2015	USD	475,175,288	(76,401)
5,547	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	1,380,717,637	(912,175)
381	Canadian Bankers Acceptance	Montreal	September 2015	USD	80,861,659	65,662
(21,908)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	5,426,885,450	(1,349,419)
(5,999)	Three Month Sterling	NYSE Liffe	December 2015	USD	1,159,173,614	(2,212,977)
(9,502)	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	2,347,469,100	827,732
173	3-month EURIBOR	NYSE Liffe	June 2016	USD	52,292,930	340,450
(1,115)	Canadian Bankers Acceptance	Montreal	June 2016	USD	236,114,542	(509,839)
554	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	136,519,450	90,890
526	3-month EURIBOR	NYSE Liffe	September 2016	USD	158,954,907	1,628,802
(1,123)	Canadian Bankers Acceptance	Montreal	September 2016	USD	237,566,987	(258,874)
554	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	136,193,975	104,740
3,194	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	783,568,050	643,789
(6,187)	Three Month Sterling	NYSE Liffe	December 2016	USD	1,189,352,980	(2,178,045)
(180)	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	44,086,500	2,840
(173)	3-month EURIBOR	NYSE Liffe	June 2017	USD	52,240,595	(557,455)
(180)	Euro Dollar Futures	Chicago Mercantile	June 2017	USD	44,019,000	26,748
(526)	3-month EURIBOR	NYSE Liffe	September 2017	USD	158,787,829	(2,413,937)
(180)	Euro Dollar Futures	Chicago Mercantile	September 2017	USD	43,967,250	(21,345)
(180)	Euro Dollar Futures	Chicago Mercantile	December 2017	USD	43,920,000	22,925
Total						$(12,250,483)

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	25,094,811	USD	9,663,000	Bank of America N.A.	1/05/15	$(235,653)
BRL	33,127,335	USD	12,885,000	Bank of America N.A.	1/05/15	(440,081)
BRL	26,664,209	USD	10,307,000	Deutsche Bank AG	1/05/15	(290,078)
BRL	50,540,105	USD	19,327,000	Deutsche Bank AG	1/05/15	(340,640)
BRL	80,346,569	USD	31,127,000	Goldman Sachs International	1/05/15	(943,270)
BRL	75,649,405	USD	28,990,000	JPMorgan Chase Bank N.A.	1/05/15	(570,850)
USD	13,481,267	BRL	35,395,068	Deutsche Bank AG	1/05/15	184,431
USD	8,773,000	BRL	22,564,156	Goldman Sachs International	1/05/15	296,342
USD	41,727,733	BRL	109,468,534	Goldman Sachs International	1/05/15	603,778

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	48,317,000	BRL	127,904,762	Goldman Sachs International	1/05/15	$267,122
USD	6,262,702	TRY	14,108,990	JPMorgan Chase Bank N.A.	1/05/15	226,567
EUR	1,800,000	USD	2,206,458	Bank of America N.A.	1/07/15	(28,196)
EUR	9,500,000	USD	11,850,566	Credit Suisse International	1/07/15	(354,185)
EUR	17,600,000	USD	21,863,551	Goldman Sachs International	1/07/15	(564,992)
EUR	127,500,000	USD	158,608,470	Royal Bank of Canada	1/07/15	(4,314,935)
EUR	450,000	USD	548,085	Royal Bank of Scotland PLC	1/07/15	(3,520)
EUR	1,400,000	USD	1,744,474	Royal Bank of Scotland PLC	1/07/15	(50,270)
EUR	217,000,000	USD	269,933,244	UBS AG	1/07/15	(7,331,698)
TRY	407,498,000	USD	171,672,073	BNP Paribas S.A.	1/07/15	2,578,851
TRY	442,480,500	USD	189,446,407	BNP Paribas S.A.	1/07/15	(236,556)
TRY	339,581,000	USD	142,681,092	JPMorgan Chase Bank N.A.	1/07/15	2,527,726
TRY	339,581,000	USD	142,681,092	JPMorgan Chase Bank N.A.	1/07/15	2,527,726
USD	3,518,576,667	EUR	2,817,000,000	BNP Paribas S.A.	1/07/15	109,597,146
USD	12,085,752	EUR	9,755,000	Credit Suisse International	1/07/15	280,784
USD	1,610,232	EUR	1,300,000	Deutsche Bank AG	1/07/15	37,043
USD	1,715,977	EUR	1,380,000	Goldman Sachs Bank USA	1/07/15	45,977
USD	2,143,093	EUR	1,713,000	Goldman Sachs Bank USA	1/07/15	70,114
USD	2,007,824	EUR	1,650,000	JPMorgan Chase Bank N.A.	1/07/15	11,084
USD	729,290	EUR	600,000	UBS AG	1/07/15	3,203
USD	20,444,224	MXN	278,482,633	JPMorgan Chase Bank N.A.	1/07/15	1,577,125
USD	15,706,287	JPY	1,870,380,000	Citibank N.A.	1/08/15	90,071
USD	12,385,053	JPY	1,475,555,205	UBS AG	1/08/15	65,317
INR	1,800,000,000	USD	28,934,255	Standard Chartered Bank	1/09/15	(474,407)
KRW	15,276,997,500	USD	13,686,000	Deutsche Bank AG	1/09/15	206,095
USD	12,080,433	INR	751,040,548	UBS AG	1/09/15	205,711
USD	13,686,000	KRW	14,986,170,000	JPMorgan Chase Bank N.A.	1/09/15	58,369
USD	9,089,900	THB	299,989,411	The Bank of New York Mellon	1/09/15	(23,853)
TRY	16,194,561	USD	6,772,000	BNP Paribas S.A.	1/12/15	144,491
TRY	19,125,337	USD	8,212,000	BNP Paribas S.A.	1/12/15	(43,811)
TRY	32,065,414	USD	13,546,000	BNP Paribas S.A.	1/12/15	148,731
TRY	72,660,879	USD	30,476,000	BNP Paribas S.A.	1/12/15	556,540
TRY	71,726,746	USD	30,817,673	Citibank N.A.	1/12/15	(184,089)
TRY	24,188,579	USD	10,159,000	Morgan Stanley & Co. International PLC	1/12/15	171,635
USD	10,371,000	INR	651,609,930	Deutsche Bank AG	1/12/15	75,134
USD	14,629,000	INR	931,121,221	Standard Chartered Bank	1/12/15	(83,329)
USD	13,463,000	TRY	32,435,733	BNP Paribas S.A.	1/12/15	(389,890)
USD	13,546,000	TRY	32,599,804	BNP Paribas S.A.	1/12/15	(376,962)
USD	16,619,000	TRY	38,444,733	BNP Paribas S.A.	1/12/15	199,742
USD	16,931,000	TRY	38,767,757	BNP Paribas S.A.	1/12/15	373,783
USD	34,004,591	TRY	77,709,574	BNP Paribas S.A.	1/12/15	929,207
USD	34,057,297	TRY	79,256,544	BNP Paribas S.A.	1/12/15	323,478
USD	1,269,200	TRY	2,953,206	Citibank N.A.	1/12/15	7,923
USD	4,789,000	TRY	11,244,941	Royal Bank of Scotland PLC	1/12/15	(13,571)
CLP	9,938,569,000	USD	16,213,000	Credit Suisse International	1/13/15	137,275
COP	23,617,047,250	USD	9,655,375	Credit Suisse International	1/13/15	279,470
COP	35,249,147,384	USD	15,153,715	Credit Suisse International	1/13/15	(325,663)
COP	62,229,466,380	USD	25,747,670	Credit Suisse International	1/13/15	430,035

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	45

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	23,260,800,000	USD	9,600,000	Goldman Sachs International	1/13/15	$184,985
COP	17,483,328,000	USD	7,648,000	Morgan Stanley Capital Services LLC	1/13/15	(293,391)
COP	18,600,090,320	USD	7,724,290	Morgan Stanley Capital Services LLC	1/13/15	100,101
COP	23,134,458,200	USD	9,655,450	Morgan Stanley Capital Services LLC	1/13/15	76,387
KRW	6,197,074,000	USD	5,543,000	JPMorgan Chase Bank N.A.	1/13/15	91,062
USD	16,213,000	CLP	9,946,675,500	Credit Suisse International	1/13/15	(150,611)
USD	9,502,000	COP	21,897,359,000	Bank of America N.A.	1/13/15	290,566
USD	7,680,000	COP	18,570,240,000	Deutsche Bank AG	1/13/15	(131,834)
USD	3,708,383	COP	8,507,029,455	Goldman Sachs International	1/13/15	129,780
USD	6,367,000	COP	14,675,935,000	Goldman Sachs International	1/13/15	193,360
USD	7,400,000	COP	16,583,400,000	Goldman Sachs International	1/13/15	423,958
USD	41,305,500	COP	94,719,707,325	Royal Bank of Scotland PLC	1/13/15	1,460,315
USD	12,930,000	COP	30,424,290,000	Standard Chartered Bank	1/13/15	131,592
USD	5,543,000	KRW	6,197,074,000	Morgan Stanley Capital Services LLC	1/13/15	(91,062)
USD	13,500,000	ZAR	152,712,000	Bank of America N.A.	1/13/15	326,746
USD	26,695,000	ZAR	310,453,507	Bank of America N.A.	1/13/15	(85,363)
USD	6,716,000	ZAR	78,409,300	BNP Paribas S.A.	1/13/15	(47,749)
USD	9,916,000	ZAR	111,608,745	BNP Paribas S.A.	1/13/15	288,398
USD	10,061,400	ZAR	116,620,842	BNP Paribas S.A.	1/13/15	1,444
USD	10,075,000	ZAR	117,846,791	BNP Paribas S.A.	1/13/15	(90,709)
USD	16,493,000	ZAR	193,528,268	BNP Paribas S.A.	1/13/15	(201,150)
USD	16,785,000	ZAR	198,613,548	BNP Paribas S.A.	1/13/15	(347,817)
USD	18,562,000	ZAR	209,737,105	BNP Paribas S.A.	1/13/15	469,642
USD	20,124,000	ZAR	232,535,678	Citibank N.A.	1/13/15	64,990
USD	6,704,000	ZAR	78,406,967	Morgan Stanley Capital Services LLC	1/13/15	(59,548)
ZAR	101,654,190	USD	8,910,000	Bank of America N.A.	1/13/15	(141,099)
ZAR	86,159,581	USD	7,417,000	BNP Paribas S.A.	1/13/15	15,304
ZAR	118,456,792	USD	10,072,000	BNP Paribas S.A.	1/13/15	146,329
ZAR	118,463,339	USD	10,072,000	BNP Paribas S.A.	1/13/15	146,893
ZAR	150,502,425	USD	12,891,000	BNP Paribas S.A.	1/13/15	91,651
ZAR	154,938,978	USD	13,428,000	BNP Paribas S.A.	1/13/15	(62,642)
ZAR	157,036,432	USD	13,428,000	BNP Paribas S.A.	1/13/15	118,288
ZAR	156,852,205	USD	13,415,000	JPMorgan Chase Bank N.A.	1/13/15	115,397
TRY	442,480,500	USD	190,240,552	UBS AG	1/15/15	(1,401,698)
USD	8,562,962	CNY	52,735,000	HSBC Bank PLC	1/15/15	79,090
MXN	145,935,184	USD	9,849,000	Credit Suisse International	1/16/15	32,484
MXN	145,247,635	USD	9,849,000	JPMorgan Chase Bank N.A.	1/16/15	(14,071)
USD	19,698,000	MXN	292,292,161	JPMorgan Chase Bank N.A.	1/16/15	(93,527)
INR	4,161,290,100	USD	65,010,000	Deutsche Bank AG	1/20/15	626,354
USD	16,491,000	INR	1,057,073,100	BNP Paribas S.A.	1/20/15	(182,297)
USD	23,782,000	INR	1,515,484,168	Standard Chartered Bank	1/20/15	(121,850)
USD	24,737,000	INR	1,579,457,450	Standard Chartered Bank	1/20/15	(175,906)
USD	30,666,237	ZAR	358,528,177	UBS AG	1/20/15	(225,519)
GBP	38,000,000	USD	59,512,522	JPMorgan Chase Bank N.A.	1/21/15	(295,621)
USD	9,924,096	AUD	11,475,000	UBS AG	1/21/15	570,672
USD	2,595,001	CNH	16,000,000	HSBC Bank PLC	1/21/15	22,934
USD	37,512,034	CNH	231,810,000	Standard Chartered Bank	1/21/15	247,604
USD	20,694,281	EUR	16,329,000	Barclays Bank PLC	1/21/15	930,803

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	71,103,507	EUR	56,025,000	BNP Paribas S.A.	1/21/15	$3,294,773
USD	6,453,637	EUR	5,210,000	Credit Suisse International	1/21/15	147,819
USD	121,340,481	EUR	95,105,601	JPMorgan Chase Bank N.A.	1/21/15	6,231,326
USD	8,770,064	EUR	7,033,000	Royal Bank of Scotland PLC	1/21/15	257,813
USD	37,144,945	EUR	29,306,000	Royal Bank of Scotland PLC	1/21/15	1,675,016
USD	498,032,770	GBP	312,352,000	Barclays Bank PLC	1/21/15	11,282,310
USD	7,065,945	GBP	4,513,000	JPMorgan Chase Bank N.A.	1/21/15	33,159
USD	48,922,400	GBP	30,345,000	State Street Bank and Trust Co.	1/21/15	1,634,588
USD	1,849,886	HKD	14,340,000	Royal Bank of Scotland PLC	1/21/15	714
USD	3,851,516	HKD	29,869,000	Royal Bank of Scotland PLC	1/21/15	(151)
USD	35,230,667	HKD	273,261,000	Royal Bank of Scotland PLC	1/21/15	(6,882)
USD	13,792,504	JPY	1,610,650,000	Bank of America N.A.	1/21/15	343,308
USD	27,284,780	JPY	3,141,324,000	Bank of America N.A.	1/21/15	1,054,201
USD	14,754,185	JPY	1,738,915,000	BNP Paribas S.A.	1/21/15	233,955
USD	18,418,869	JPY	2,176,532,000	Credit Suisse International	1/21/15	244,465
USD	1,922,856	JPY	228,475,000	Goldman Sachs International	1/21/15	15,052
USD	677,795,334	JPY	71,910,696,000	JPMorgan Chase Bank N.A.	1/21/15	77,329,048
USD	15,547,516	JPY	1,782,850,000	Morgan Stanley Capital Services LLC	1/21/15	660,422
USD	30,972,925	JPY	3,586,529,000	Morgan Stanley Capital Services LLC	1/21/15	1,024,810
USD	9,147,941	JPY	1,091,920,000	State Street Bank and Trust Co.	1/21/15	30,227
USD	31,984,156	MXN	458,237,000	Bank of America N.A.	1/21/15	965,976
USD	11,984,979	MXN	164,186,000	Deutsche Bank AG	1/21/15	871,186
USD	37,336,901	MXN	514,076,000	JPMorgan Chase Bank N.A.	1/21/15	2,538,965
USD	34,979,956	MXN	481,514,000	Morgan Stanley Capital Services LLC	1/21/15	2,386,150
USD	7,410,036	SEK	53,043,000	Barclays Bank PLC	1/21/15	605,302
USD	2,609,649	SGD	3,322,000	HSBC Bank PLC	1/21/15	103,274
USD	8,568,378	TRY	19,222,000	BNP Paribas S.A.	1/21/15	376,988
USD	15,978,714	TRY	36,332,000	BNP Paribas S.A.	1/21/15	495,956
USD	9,439,933	TRY	21,244,002	Citibank N.A.	1/21/15	386,873
USD	16,063,881	TRY	35,994,000	Deutsche Bank AG	1/21/15	725,160
ZAR	106,451,000	USD	9,398,702	JPMorgan Chase Bank N.A.	1/21/15	(228,106)
TRY	126,794,345	USD	53,342,173	BNP Paribas S.A.	1/22/15	677,586
TRY	12,614,149	USD	5,312,330	JPMorgan Chase Bank N.A.	1/22/15	61,831
USD	26,023,544	BRL	64,109,000	UBS AG	1/22/15	2,053,553
USD	6,213,657	TRY	14,226,951	Deutsche Bank AG	1/22/15	152,374
USD	9,191,008	TRY	21,043,033	Deutsche Bank AG	1/22/15	225,785
USD	80,610,958	TRY	184,546,697	Deutsche Bank AG	1/22/15	1,986,253
USD	22,317,928	MXN	305,486,460	BNP Paribas S.A.	1/28/15	1,648,531
USD	44,419,423	MXN	609,649,160	JPMorgan Chase Bank N.A.	1/30/15	3,175,357
USD	119,202,819	TRY	272,295,000	Deutsche Bank AG	2/04/15	3,537,924
USD	387,409,710	TRY	884,960,000	Deutsche Bank AG	2/04/15	11,498,269
USD	18,942,562	INR	1,178,795,607	JPMorgan Chase Bank N.A.	2/10/15	428,538
USD	22,182,208	INR	1,379,733,333	JPMorgan Chase Bank N.A.	2/10/15	512,280
USD	42,668,239	INR	2,655,244,539	JPMorgan Chase Bank N.A.	2/10/15	965,284
USD	168,839,596	INR	10,511,953,242	Standard Chartered Bank	2/10/15	3,740,106
USD	61,570,446	INR	3,850,000,000	Morgan Stanley & Co. International PLC	2/12/15	1,125,746
INR	2,016,728,439	USD	32,301,248	JPMorgan Chase Bank N.A.	2/18/15	(674,767)
USD	32,301,248	INR	2,018,828,021	Deutsche Bank AG	2/18/15	641,841

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	47

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,720,000	PLN	12,003,656	BNP Paribas S.A.	2/20/15	$(89,666)
EUR	10,200,000	PLN	44,195,509	Citibank N.A.	2/20/15	(105,679)
EUR	16,999,500	PLN	73,272,996	Morgan Stanley Capital Services LLC	2/20/15	(67,911)
PLN	52,806,934	EUR	12,240,000	JPMorgan Chase Bank N.A.	2/20/15	62,656
USD	31,352,011	MXN	427,121,930	JPMorgan Chase Bank N.A.	2/20/15	2,494,090
USD	11,280,387	TRY	25,554,069	Citibank N.A.	2/20/15	460,755
USD	18,450,177	MXN	253,149,710	JPMorgan Chase Bank N.A.	2/24/15	1,350,715
USD	19,517,470	MXN	267,222,605	Morgan Stanley Capital Services LLC	2/24/15	1,467,429
USD	18,559,614	MXN	253,829,632	JPMorgan Chase Bank N.A.	2/25/15	1,415,293
BRL	49,489,254	USD	20,241,004	JPMorgan Chase Bank N.A.	3/03/15	(1,929,961)
TRY	208,270,000	USD	93,449,096	Goldman Sachs International	3/03/15	(5,465,455)
USD	34,897	BRL	92,127	Citibank N.A.	3/03/15	832
USD	10,211,500	BRL	24,390,168	Goldman Sachs International	3/03/15	1,187,129
USD	10,491,257	BRL	25,006,960	Morgan Stanley Capital Services LLC	3/03/15	1,238,672
USD	62,431,742	TRY	139,254,000	Bank of America N.A.	3/03/15	3,603,903
USD	30,947,491	TRY	69,016,000	Deutsche Bank AG	3/03/15	1,791,689
USD	140,592,875	TRY	339,581,000	JPMorgan Chase Bank N.A.	3/16/15	(2,464,525)
USD	140,714,463	TRY	339,938,000	JPMorgan Chase Bank N.A.	3/16/15	(2,493,332)
USD	10,974,835	TRY	25,742,989	Deutsche Bank AG	3/17/15	132,243
CAD	12,790,000	NOK	80,965,177	Deutsche Bank AG	3/18/15	150,707
CAD	15,066,953	USD	12,890,000	Deutsche Bank AG	3/18/15	56,576
EUR	7,075,000	USD	8,760,322	Citibank N.A.	3/18/15	(193,157)
EUR	98,217,000	USD	123,365,463	Citibank N.A.	3/18/15	(4,433,846)
EUR	98,217,000	USD	123,274,121	Deutsche Bank AG	3/18/15	(4,342,504)
EUR	7,095,000	USD	8,769,413	State Street Bank and Trust Co.	3/18/15	(178,030)
JPY	1,262,186,820	USD	10,610,000	JPMorgan Chase Bank N.A.	3/18/15	(65,038)
MXN	874,925,292	USD	59,137,000	JPMorgan Chase Bank N.A.	3/18/15	(120,749)
NOK	78,346,386	CAD	12,790,000	Deutsche Bank AG	3/18/15	(501,302)
PLN	30,205,051	EUR	7,055,000	Deutsche Bank AG	3/18/15	(41,186)
USD	10,484,216	AUD	12,735,000	Credit Suisse International	3/18/15	145,613
USD	95,898,839	AUD	117,009,307	Morgan Stanley Capital Services LLC	3/18/15	907,653
USD	12,890,000	CAD	14,763,304	Goldman Sachs International	3/18/15	204,341
USD	173,387,000	CAD	200,999,400	Royal Bank of Canada	3/18/15	674,312
USD	34,699,000	CHF	33,883,574	Credit Suisse International	3/18/15	567,079
USD	8,788,699	EUR	7,075,000	Citibank N.A.	3/18/15	221,535
USD	8,826,911	EUR	7,095,000	Citibank N.A.	3/18/15	235,528
USD	215,744,344	EUR	173,095,000	Morgan Stanley Capital Services LLC	3/18/15	6,142,460
USD	78,149,028	GBP	49,779,000	Morgan Stanley Capital Services LLC	3/18/15	612,187
USD	3,535,000	JPY	419,790,441	Citibank N.A.	3/18/15	27,854
USD	7,075,000	JPY	836,561,442	Citibank N.A.	3/18/15	85,933
USD	208,689,733	JPY	24,743,339,931	State Street Bank and Trust Co.	3/18/15	1,971,071
USD	167,749,877	TRY	407,498,000	BNP Paribas S.A.	4/16/15	(2,764,192)
TRY	21,056,975	USD	9,229,933	Bank of America N.A.	5/07/15	(459,620)
TRY	24,643,932	USD	10,734,823	Bank of America N.A.	5/07/15	(470,528)
TRY	34,157,593	USD	15,004,117	Bank of America N.A.	5/07/15	(777,346)
TRY	34,264,014	USD	14,951,150	Bank of America N.A.	5/07/15	(680,054)
TRY	58,661,089	USD	25,714,901	Barclays Bank PLC	5/07/15	(1,282,327)
USD	4,486,161	TRY	10,168,782	Bank of America N.A.	5/07/15	250,824

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,007,777	TRY	13,768,022	Bank of America N.A.	5/07/15	$273,342
USD	6,224,826	TRY	14,104,522	Bank of America N.A.	5/07/15	350,237
USD	21,675,723	TRY	48,872,253	BNP Paribas S.A.	5/07/15	1,320,238
USD	10,469,630	TRY	24,033,035	Deutsche Bank AG	5/07/15	459,776
USD	15,322,612	TRY	34,511,118	Deutsche Bank AG	5/07/15	948,596
USD	12,117,366	TRY	27,325,873	Goldman Sachs International	5/07/15	736,033
TRY	204,462,000	USD	90,142,845	Deutsche Bank AG	5/26/15	(5,338,902)
TRY	227,487,000	USD	99,235,299	Deutsche Bank AG	5/26/15	(4,881,363)
TRY	364,460,500	USD	159,333,960	Deutsche Bank AG	5/26/15	(8,168,035)
TRY	364,460,500	USD	158,405,989	Goldman Sachs International	5/26/15	(7,240,065)
USD	61,686,624	TRY	138,579,000	Bank of America N.A.	5/26/15	4,208,728
USD	107,118,248	TRY	243,137,000	Bank of America N.A.	5/26/15	6,273,220
USD	22,895,435	TRY	51,762,000	Deutsche Bank AG	5/26/15	1,426,303
USD	30,501,613	TRY	69,016,000	Deutsche Bank AG	5/26/15	1,876,104
USD	106,266,171	TRY	243,137,000	Deutsche Bank AG	5/26/15	5,421,143
USD	15,476,318	TRY	34,636,000	Goldman Sachs International	5/26/15	1,110,473
USD	30,788,959	TRY	69,269,000	Goldman Sachs International	5/26/15	2,058,514
USD	45,505,055	TRY	103,524,000	Goldman Sachs International	5/26/15	2,566,791
USD	45,845,835	TRY	103,905,000	Goldman Sachs International	5/26/15	2,749,545
USD	45,894,435	TRY	103,905,000	Goldman Sachs International	5/26/15	2,798,145
TRY	272,300,000	USD	112,590,449	Deutsche Bank AG	10/28/15	(3,343,801)
Total						$261,389,073

•	As of December 31, 2014, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
SPDR S&P 500 ETF Trust	Call	USD	212.00	1/17/15	74,190	$1,557,990
SPDR S&P 500 ETF Trust	Call	USD	205.00	1/17/15	7,956	2,374,866
PowerShares QQQ Trust	Call	USD	108.00	2/20/15	1,135	74,910
SPDR S&P 500 ETF Trust	Call	USD	214.00	2/20/15	74,190	6,788,385
CBS Corp.	Call	USD	62.50	3/20/15	4,500	348,750
Energy Select Sector SPDR (ETF)	Call	USD	85.00	3/20/15	8,095	1,331,627
Industrial Select Sector SPDR Fund	Call	USD	59.00	3/20/15	3,576	296,808
SPDR Gold Shares[1]	Call	USD	120.00	3/20/15	11,708	1,650,828
EOG Resources, Inc.	Call	USD	100.00	4/17/15	6,508	2,603,200
Barrick Gold Corp.	Call	USD	20.00	1/15/16	9,723	291,690
EURO STOXX 50 Index	Put	EUR	3,150.00	1/16/15	375	283,606
American Realty Capital Properties, Inc.	Put	USD	5.00	1/17/15	10,318	51,590
American Realty Capital Properties, Inc.	Put	USD	7.50	1/17/15	8,789	43,945
S&P 500 Index	Put	USD	2,000.00	1/17/15	76	85,880
CBOE Volatility Index	Put	USD	16.00	1/21/15	3,672	330,480
U.S. Treasury Notes (10 Year)	Put	USD	126.00	1/23/15	300	84,375
PowerShares QQQ Trust	Put	USD	88.00	2/20/15	1,135	35,753
Euro Dollar 90-Day	Put	USD	98.50	3/13/15	50,108	5,010,800
Euro Dollar 90-Day	Put	USD	98.75	3/13/15	21,715	5,971,625
Euro Dollar 90-Day	Put	USD	98.63	3/13/15	2,000	337,500
Euro Dollar 90-Day	Put	USD	99.63	3/16/15	10,811	270,275
Euro Dollar 90-Day	Put	USD	99.25	6/15/15	2,802	105,075
Euro Dollar 1-Year Mid-Curve	Put	USD	98.00	9/11/15	3,469	1,517,688
Total						$31,447,646

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	49

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	As of December 31, 2014, OTC barrier options purchased were as follows:

Description	Counterparty	Barrier Price		Expiration Date	Notional Amount (000)		Market Value
USD Currency	JPMorgan Chase Bank N.A.	BRL	2.10	1/08/15	USD	5,990	$1
USD Currency	Deutsche Bank AG	EUR	1.15	3/10/15	USD	1,250	134,119
EUR Currency	Citibank N.A.	USD	1.17	5/08/15	EUR	12,590	3,356,468
USD Currency	Deutsche Bank AG	CHF	1.03	5/18/15	USD	4,085	1,109,453
USD Currency	Deutsche Bank AG	EUR	1.15	6/05/15	USD	835	149,557
USD Currency	Deutsche Bank AG	EUR	1.10	12/18/15	USD	835	108,799
Total							$4,858,397

•	As of December 31, 2014, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
KOSPI 200 Index	Citibank N.A.	Call	KRW	262.34	1/08/15	506		—	$9,884
USD Currency	Deutsche Bank AG	Call	BRL	2.65	1/08/15	—	USD	41,335	430,351
USD Currency	Goldman Sachs International	Call	BRL	2.80	1/08/15	—	USD	41,335	12,442
Nikkei 225 Index	Citibank N.A.	Call	JPY	18,000.00	1/09/15	458,480		—	153,107
USD Currency	BNP Paribas S.A.	Call	KRW	1,130.00	1/09/15	—	USD	20,267	6,169
USD Currency	JPMorgan Chase Bank N.A.	Call	KRW	1,100.00	1/09/15	—	USD	40,534	153,243
USD Currency	JPMorgan Chase Bank N.A.	Call	KRW	1,115.00	1/09/15	—	USD	23,949	28,001
USD Currency	Bank of America N.A.	Call	JPY	105.00	1/12/15	—	USD	611,620	75,564,367
USD Currency	Bank of America N.A.	Call	JPY	102.00	1/12/15	—	USD	203,910	30,298,763
USD Currency	Bank of America N.A.	Call	JPY	102.00	1/12/15	—	USD	101,900	15,141,209
USD Currency	Deutsche Bank AG	Call	ZAR	11.30	1/16/15	—	USD	40,500	1,118,873
iShares FTSE A50 China	Citibank N.A.	Call	HKD	12.26	1/29/15	16,281,161		—	2,300,776
EUR Currency	JPMorgan Chase Bank N.A.	Call	PLN	4.39	2/19/15	—	EUR	27,199	145,821
USD Currency	Deutsche Bank AG	Call	CAD	1.18	4/15/15	—	USD	35,360	404,752
USD Currency	JPMorgan Chase Bank N.A.	Call	CAD	1.15	4/15/15	—	USD	72,835	1,827,517
USD Currency	BNP Paribas S.A.	Call	JPY	115.00	4/27/15	—	USD	71,470	3,525,837
USD Currency	Deutsche Bank AG	Call	JPY	111.00	4/27/15	—	USD	142,790	10,948,052
USD Currency	UBS AG	Call	JPY	115.00	4/27/15	—	USD	71,320	3,518,437
USD Currency	Deutsche Bank AG	Call	CAD	1.16	5/29/15	—	USD	142,380	3,113,594
USD Currency	Deutsche Bank AG	Call	CAD	1.24	5/29/15	—	USD	142,380	696,067
USD Currency	BNP Paribas S.A.	Call	JPY	120.00	6/19/15	—	USD	196,583	5,757,975
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	120.00	6/19/15	—	USD	157,266	4,606,380
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	120.00	6/19/15	—	USD	70,750	2,072,289
USD Currency	Morgan Stanley Capital Services LLC	Call	JPY	120.00	6/19/15	—	USD	39,317	1,151,595
Toppan Printing Co. Ltd.	Credit Suisse International	Call	JPY	0.20	12/19/16	400,000,000		—	47,717
Capitaland Ltd.	Citigroup Global Markets, Inc.	Call	SGD	1.80	8/03/18	9		—	453,808
Toppan Printing Co. Ltd.	Credit Suisse International	Call	JPY	0.38	12/19/19	570,000,000		—	178,029
KOSPI 200 Index	Citibank N.A.	Put	KRW	232.16	1/08/15	451		—	22,352
SGX S&P CNX Nifty Index	Citibank N.A.	Put	INR	7,980.95	1/29/15	220,180		—	130,984
EUR Currency	JPMorgan Chase Bank N.A.	Put	PLN	4.26	2/19/15	—	EUR	67,998	558,920
EUR Currency	Deutsche Bank AG	Put	USD	1.25	3/19/15	—	EUR	73,195	3,294,346
EUR Currency	UBS AG	Put	USD	1.16	3/19/15	—	EUR	73,195	427,978
EUR Currency	Citibank N.A.	Put	USD	1.21	3/20/15	—	EUR	231,497	4,205,553
USD Currency	Goldman Sachs International	Put	MXN	14.20	3/20/15	—	USD	70,725	257,114
GBP Currency	UBS AG	Put	USD	1.54	4/30/15	—	GBP	85,835	1,786,641
EUR Currency	Deutsche Bank AG	Put	PLN	4.15	5/08/15	—	EUR	71,590	330,112
EUR Currency	JPMorgan Chase Bank N.A.	Put	PLN	4.12	5/08/15	—	EUR	71,590	231,486
EUR Currency	Citibank N.A.	Put	NOK	8.70	6/12/15	—	EUR	31,120	442,378
USD Currency	Deutsche Bank AG	Put	NOK	7.00	6/19/15	—	USD	25,465	191,390

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, OTC options purchased were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
EUR Currency	Citibank N.A.	Put	USD	1.21	7/01/15	—	EUR	463,241	$13,878,339
Total									$189,422,648

•	As of December 31, 2014, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
1-Year Interest Rate Swap	Credit Suisse International	Call	11.50%	Receive	1-day BZDIOVER	1/02/15	BRL	405,678	$15
1-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	11.50%	Receive	1-day BZDIOVER	1/02/15	BRL	411,380	15
1-Year Interest Rate Swap	Goldman Sachs Bank USA	Call	11.75%	Receive	1-day BZDIOVER	1/02/15	BRL	500,000	19
2-Year Interest Rate Swap	Credit Suisse International	Call	11.80%	Receive	1-day BZDIOVER	1/02/15	BRL	163,897	6
2-Year Interest Rate Swap	Credit Suisse International	Call	11.80%	Receive	1-day BZDIOVER	1/02/15	BRL	131,656	5
2-Year Interest Rate Swap	Deutsche Bank AG	Call	12.00%	Receive	1-day BZDIOVER	1/02/15	BRL	244,418	9
1-Year Interest Rate Swap	Credit Suisse International	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	560,800	155,991
1-Year Interest Rate Swap	Deutsche Bank AG	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	200,280	55,702
5-Year Interest Rate Swap	Citibank N.A.	Call	2.53%	Receive	3-month LIBOR	9/30/15	USD	671,380	17,395,053
1-Year Interest Rate Swap	Bank of America N.A.	Put	12.30%	Pay	1-day BZDIOVER	1/02/15	BRL	630,044	1,384,784
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.30%	Pay	6-month EURIBOR	1/20/15	EUR	488,830	1,715
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.30%	Pay	6-month EURIBOR	1/20/15	EUR	410,825	1,442
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.36%	Pay	6-month EURIBOR	1/21/15	EUR	417,160	656
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.33%	Pay	6-month EURIBOR	1/29/15	EUR	428,215	8,498
5-Year Interest Rate Swap	Citibank N.A.	Put	2.53%	Pay	3-month LIBOR	9/30/15	USD	671,380	4,745,381
Total									$23,749,291

•	As of December 31, 2014, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
CBOE Volatility Index	Call	USD	17.00	1/21/15	6,940	$(1,700,300)
Euro Dollar 90-Day	Call	USD	99.00	3/13/15	1,400	(236,250)
EOG Resources, Inc.	Call	USD	100.00	1/15/16	2,500	(2,287,500)
U.S. Treasury Notes (10 Year)	Put	USD	125.00	1/23/15	450	(42,188)
PowerShares QQQ Trust	Put	USD	94.00	2/20/15	1,135	(74,343)
Euro Dollar 90-Day	Put	USD	98.13	3/13/15	1,200	(15,000)
Total						$(4,355,581)

•	As of December 31, 2014, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
USD Currency	Barclays Bank PLC	Call	INR	62.30	1/08/15	—	USD	25,000	$(408,668)
USD Currency	Deutsche Bank AG	Call	ZAR	11.60	1/08/15	—	USD	27,000	(170,459)
USD Currency	Deutsche Bank AG	Call	BRL	2.80	1/08/15	—	USD	41,335	(12,429)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	51

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, OTC options written were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
USD Currency	Goldman Sachs International	Call	BRL	2.65	1/08/15	—	USD	41,335	$(430,446)
USD Currency	BNP Paribas S.A.	Call	KRW	1,100.00	1/09/15	—	USD	20,267	(76,621)
USD Currency	JPMorgan Chase Bank N.A.	Call	KRW	1,130.00	1/09/15	—	USD	20,267	(6,169)
USD Currency	Morgan Stanley Capital Services LLC	Call	KRW	1,140.00	1/09/15	—	USD	23,949	(2,546)
USD Currency	Bank of America N.A.	Call	JPY	105.00	1/12/15	—	USD	203,810	(25,180,298)
USD Currency	Bank of America N.A.	Call	JPY	102.00	1/12/15	—	USD	305,810	(45,439,972)
USD Currency	Bank of America N.A.	Call	JPY	105.00	1/12/15	—	USD	407,810	(50,384,069)
USD Currency	Deutsche Bank AG	Call	ZAR	11.65	1/16/15	—	USD	40,500	(353,658)
iShares FTSE A50 China	Citibank N.A.	Call	HKD	13.09	1/29/15	16,281,161		—	(1,328,628)
EUR Currency	JPMorgan Chase Bank N.A.	Call	PLN	4.35	2/19/15	—	EUR	67,998	(534,202)
USD Currency	Deutsche Bank AG	Call	CAD	1.15	4/15/15	—	USD	35,360	(885,294)
USD Currency	JPMorgan Chase Bank N.A.	Call	CAD	1.18	4/15/15	—	USD	72,835	(835,752)
USD Currency	BNP Paribas S.A.	Call	JPY	111.00	4/27/15	—	USD	71,470	(5,479,776)
USD Currency	Deutsche Bank AG	Call	JPY	115.00	4/27/15	—	USD	142,790	(7,044,273)
USD Currency	UBS AG	Call	JPY	111.00	4/27/15	—	USD	71,320	(5,468,276)
USD Currency	Deutsche Bank AG	Call	CAD	1.20	5/29/15	—	USD	284,755	(2,944,566)
USD Currency	BNP Paribas S.A.	Call	JPY	125.00	6/19/15	—	USD	196,583	(2,979,648)
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	125.00	6/19/15	—	USD	70,750	(1,072,372)
USD Currency	JPMorgan Chase Bank N.A.	Call	JPY	125.00	6/19/15	—	USD	157,266	(2,383,718)
USD Currency	Morgan Stanley Capital Services LLC	Call	JPY	125.00	6/19/15	—	USD	39,317	(595,930)
EUR Currency	Deutsche Bank AG	Put	USD	1.20	3/19/15	—	EUR	73,195	(1,167,421)
EUR Currency	UBS AG	Put	USD	1.20	3/19/15	—	EUR	73,195	(1,167,421)
GBP Currency	UBS AG	Put	USD	1.49	4/30/15	—	GBP	85,835	(739,618)
EUR Currency	JPMorgan Chase Bank N.A.	Put	PLN	4.15	5/08/15	—	EUR	71,590	(324,473)
EUR Currency	Citibank N.A.	Put	USD	1.14	7/01/15	—	EUR	463,241	(4,533,249)
Total									$(161,949,952)

•	As of December 31, 2014, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
1-Year Interest Rate Swap	Credit Suisse International	Call	10.90%	Pay	1-day BZDIOVER	1/02/15	BRL	405,678	$(15)
1-Year Interest Rate Swap	Goldman Sachs Bank USA	Call	11.25%	Pay	1-day BZDIOVER	1/02/15	BRL	1,000,000	(38)
1-Year Interest Rate Swap	Bank of America N.A.	Call	11.70%	Pay	1-day BZDIOVER	1/02/15	BRL	395,514	(15)
2-Year Interest Rate Swap	Credit Suisse International	Call	11.00%	Pay	1-day BZDIOVER	1/02/15	BRL	230,672	(9)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	11.50%	Pay	1-day BZDIOVER	1/02/15	BRL	244,418	(9)
1-Year Interest Rate Swap	Goldman Sachs International	Call	6.50%	Pay	3-month JIBAR	5/18/15	ZAR	2,152,627	(176,654)
1-Year Interest Rate Swap	Credit Suisse International	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	560,800	(45,190)
1-Year Interest Rate Swap	Deutsche Bank AG	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	200,280	(16,146)
10-Year Interest Rate Swap	Citibank N.A.	Call	3.00%	Pay	3-month LIBOR	9/30/15	USD	355,938	(19,381,758)
1-Year Interest Rate Swap	Credit Suisse International	Put	12.30%	Receive	1-day BZDIOVER	1/02/15	BRL	405,678	(891,646)
1-Year Interest Rate Swap	Credit Suisse International	Put	14.00%	Receive	1-day BZDIOVER	1/02/15	BRL	450,447	(15)

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, OTC interest rate swaptions written were as follows: (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
2-Year Interest Rate Swap	Bank of America N.A.	Put	12.50%	Receive	1-day BZDIOVER	1/02/15	BRL	150,001	$(409,153)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.46%	Receive	3-month LIBOR	4/27/15	USD	227,510	(54,352)
1-Year Interest Rate Swap	Credit Suisse International	Put	12.25%	Receive	1-day BZDIOVER	7/01/15	BRL	280,400	(1,260,154)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.00%	Receive	3-month LIBOR	9/30/15	USD	355,938	(3,139,725)
Total									$(25,374,879)

•	As of December 31, 2014, OTC structured options were as follows:

Description	Counterparty	Expiration Date	Units	Market Value
Call on Global Dispersion, Strike=9.8%	Bank of America N.A.	1/23/15	31,160,000	$46,740

•	As of December 31, 2014, centrally cleared credit default swaps — buy protection outstanding were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 20 Version 1	1.00%	Chicago Mercantile	6/20/18	USD	150,000	$(2,228,608)
iTraxx Europe Crossover Series 22 Version 1	5.00%	InterContinental Exchange	12/20/19	EUR	149,865	637,264
iTraxx Europe Series 22 Version 1	1.00%	InterContinental Exchange	12/20/19	EUR	1,655	(1,208)
iTraxx Sub Financials Series 22 Version 1	1.00%	InterContinental Exchange	12/20/19	EUR	36,480	(241,658)
CDX.NA.IG Series 23 Version 1	1.00%	Chicago Mercantile	12/20/19	USD	102,659	(402,459)
Total						$(2,236,669)

•	As of December 31, 2014, centrally cleared credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
iTraxx Europe Crossover Series 21 Version 1	5.00%	InterContinental Exchange	6/20/19	BB-	EUR	119,145	$2,342,051
iTraxx Europe Series 21 Version 1	1.00%	InterContinental Exchange	6/20/19	A-	EUR	9,633	29,909
CDX.NA.HY Series 23 Version 1	5.00%	Chicago Mercantile	12/20/19	B+	USD	605,641	5,465,597
Total							$7,837,557

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of December 31, 2014, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/26/16	USD	53,840	$172,243
1.59%[1]	6-month GBP LIBOR	Chicago Mercantile	N/A	8/13/17	GBP	125,890	(2,829,870)
1.59%[1]	6-month GBP LIBOR	Chicago Mercantile	N/A	8/13/17	GBP	125,890	(2,844,478)
1.21%[1]	6-month GBP LIBOR	Chicago Mercantile	N/A	11/25/17	GBP	46,250	(233,335)
1.72%[1]	3-month LIBOR	Chicago Mercantile	4/06/152	5/31/19	USD	591,125	309,291
1.47%[1]	3-month LIBOR	Chicago Mercantile	N/A	10/17/19	USD	216,200	2,047,696
0.42%[3]	6-month EURIBOR	Chicago Mercantile	N/A	11/06/19	EUR	54,237	253,645
0.66%[3]	6-month EURIBOR	Chicago Mercantile	N/A	11/06/21	EUR	98,465	1,224,147
2.10%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/26/21	USD	11,000	(69,045)
2.09%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/28/21	USD	9,300	(50,862)
2.06%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/28/21	USD	9,170	(35,813)
2.23%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/26/22	USD	10,000	(93,436)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	53

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, centrally cleared interest rate swaps outstanding were as follows: (concluded)

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.19%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/28/22	USD	7,800	$(51,355)
2.21%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/28/22	USD	7,749	(64,424)
2.20%[1]	3-month LIBOR	Chicago Mercantile	N/A	10/17/24	USD	170,000	416,662
2.35%[1]	3-month LIBOR	Chicago Mercantile	N/A	10/24/24	USD	10,993	(128,217)
2.37%[1]	3-month LIBOR	Chicago Mercantile	N/A	10/24/24	USD	8,245	(110,957)
2.37%[1]	3-month LIBOR	Chicago Mercantile	N/A	10/24/24	USD	2,748	(37,239)
2.42%[1]	3-month LIBOR	Chicago Mercantile	N/A	12/09/24	USD	11,710	(165,473)
2.51%[1]	6-month GBP LIBOR	Chicago Mercantile	N/A	12/03/44	GBP	46,324	(4,710,513)
Total							$(7,001,333)

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Forward swap.
[3]	Fund pays the floating rate and receives the fixed rate.

•	As of December 31, 2014, OTC credit default swaps – buy protection outstanding were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Portugal	1.00%	JPMorgan Chase Bank N.A.	6/20/15	USD	19,150	$(55,613)	$261,886	$(317,499)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	12/20/16	EUR	750	(43,757)	69,482	(113,239)
AK Steel Corp.	5.00%	Citibank N.A.	12/20/16	USD	6,800	(193,062)	(133,406)	(59,656)
iTraxx Asia ex-Japan IG Series 16 Version 1	1.00%	Deutsche Bank AG	12/20/16	USD	5,000	(58,404)	150,304	(208,708)
Transocean Worldwide, Inc.	1.00%	Goldman Sachs Bank USA	12/20/16	USD	4,250	(74,597)	(15,799)	(58,798)
J. C. Penney Co., Inc.	5.00%	Goldman Sachs International	12/20/16	USD	10,100	293,750	176,701	117,049
Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/16	USD	5,200	(272,645)	(224,412)	(48,233)
AK Steel Corp.	5.00%	JPMorgan Chase Bank N.A.	12/20/16	USD	3,500	(99,370)	(77,252)	(22,118)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	760	(91,713)	(82,818)	(8,895)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	760	(91,713)	(82,818)	(8,895)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	720	(86,886)	(80,069)	(6,817)
Banca Monte dei Paschi di Siena SpA	5.00%	JPMorgan Chase Bank N.A.	3/20/17	EUR	1,550	(99,540)	115,718	(215,258)
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	3,000	(54,218)	250,338	(304,556)
Republic of Ireland	1.00%	Morgan Stanley Capital Services LLC	3/20/17	USD	7,500	(135,545)	636,846	(772,391)
CDX.NA.IG Series 18 Version 1	1.00%	Credit Suisse International	6/20/17	USD	86,815	(1,546,475)	(478)	(1,545,997)
Commonwealth of Australia	1.00%	UBS AG	6/20/17	USD	10,000	(219,437)	(18,306)	(201,131)
Peugeot SA	5.00%	BNP Paribas S.A.	9/20/17	EUR	2,890	(358,053)	193,840	(551,893)
Energias de Portugal SA	5.00%	Citibank N.A.	9/20/17	EUR	5,349	(751,938)	(800,594)	48,656
		Goldman Sachs
Energias de Portugal SA	5.00%	International	9/20/17	EUR	2,155	(302,925)	(325,287)	22,362
Hitachi Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/17	JPY	500,000	(110,085)	(55,781)	(54,304)
Transocean, Inc.	1.00%	Barclays Bank PLC	12/20/17	USD	13,100	1,451,534	159,466	1,292,068
Government of Japan	1.00%	HSBC Bank USA N.A.	12/20/17	USD	10,000	(196,960)	(72,907)	(124,053)
Finmeccanica SpA	5.00%	Bank of America N.A.	3/20/18	EUR	280	(44,591)	(16,287)	(28,304)
Deutsche Bank AG	1.00%	Barclays Bank PLC	3/20/18	EUR	4,800	(91,623)	(1,772)	(89,851)
Deutsche Bank AG	1.00%	Citibank N.A.	3/20/18	EUR	1,900	(36,267)	(1,407)	(34,860)
Finmeccanica SpA	5.00%	Credit Suisse International	3/20/18	EUR	100	(15,872)	(5,035)	(10,837)
Marks & Spencer PLC	1.00%	Credit Suisse International	3/20/18	EUR	2,000	(32,566)	66,709	(99,275)
Ricoh Co. Ltd.	1.00%	UBS AG	3/20/18	JPY	500,000	(112,091)	103,980	(216,071)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	USD	9,050	(35,039)	357,179	(392,218)

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, OTC credit default swaps — buy protection outstanding were as follows: (continued)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Korea	1.00%	Citibank N.A.	3/20/18	USD	6,650	$(157,134)	$(67,960)	$(89,174)
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	11,830	(1,417,860)	1,127,182	(2,545,042)
Finmeccanica SpA	5.00%	Credit Suisse International	6/20/18	EUR	380	(63,438)	(18,482)	(44,956)
Credit Agricole SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	1,920	(203,235)	(63,957)	(139,278)
Société Générale SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	1,920	(186,563)	(62,380)	(124,183)
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	7,475	1,490	93,147	(91,657)
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	8,090	1,613	114,175	(112,562)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	8,095	1,615	87,716	(86,101)
Peugeot SA	5.00%	Barclays Bank PLC	9/20/18	EUR	2,890	(422,500)	76,956	(499,456)
Peugeot SA	5.00%	BNP Paribas S.A.	9/20/18	EUR	3,890	(568,694)	103,583	(672,277)
iTraxx Financials Series 20 Version 1	1.00%	Barclays Bank PLC	12/20/18	EUR	9,590	(235,305)	(48,659)	(186,646)
iTraxx Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	20,560	(504,472)	(102,281)	(402,191)
Marks & Spencer PLC	1.00%	Barclays Bank PLC	3/20/19	EUR	800	(7,766)	19,284	(27,050)
Koninklijke KPN NV	1.00%	Citibank N.A.	3/20/19	EUR	105	(2,252)	975	(3,227)
Koninklijke KPN NV	1.00%	Credit Suisse International	3/20/19	EUR	75	(1,609)	621	(2,230)
Koninklijke KPN NV	1.00%	Deutsche Bank AG	3/20/19	EUR	60	(1,287)	525	(1,812)
JFE Holdings, Inc.	1.00%	Goldman Sachs International	3/20/19	JPY	1,000,000	(195,958)	(19,372)	(176,586)
Kawasaki Kisen Kaisha Ltd.	1.00%	Goldman Sachs International	3/20/19	JPY	277,000	(17,547)	55,917	(73,464)
Kawasaki Kisen Kaisha Ltd.	1.00%	Goldman Sachs International	3/20/19	JPY	223,000	(3,816)	47,310	(51,126)
Kingdom of Thailand	1.00%	JPMorgan Chase Bank N.A.	3/20/19	USD	12,000	(95,951)	212,841	(308,792)
GDF Suez	1.00%	Bank of America N.A.	6/20/19	EUR	5,175	(184,904)	(149,076)	(35,828)
GKN Holdings PLC	1.00%	Bank of America N.A.	6/20/19	EUR	600	(13,242)	(4,938)	(8,304)
GKN Holdings PLC	1.00%	Barclays Bank PLC	6/20/19	EUR	725	(16,000)	(5,535)	(10,465)
Koninklijke KPN NV	1.00%	Barclays Bank PLC	6/20/19	EUR	11,915	(234,306)	44,165	(278,471)
GKN Holdings PLC	1.00%	BNP Paribas S.A.	6/20/19	EUR	1,005	(22,179)	(7,672)	(14,507)
GDF Suez	1.00%	Citibank N.A.	6/20/19	EUR	2,965	(105,941)	(78,182)	(27,759)
GKN Holdings PLC	1.00%	Citibank N.A.	6/20/19	EUR	930	(20,524)	(7,596)	(12,928)
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	25,700	(597,532)	(344,264)	(253,268)
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	17,800	(413,855)	(177,269)	(236,586)
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	17,760	(412,925)	(180,768)	(232,157)
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	16,908	(393,194)	(181,991)	(211,203)
Koninklijke KPN NV	1.00%	Credit Suisse International	6/20/19	EUR	12,164	(239,329)	58,979	(298,308)
GDF Suez	1.00%	Deutsche Bank AG	6/20/19	EUR	2,960	(105,762)	(85,269)	(20,493)
iTraxx Financials Series 21 Version 1	1.00%	Deutsche Bank AG	6/20/19	EUR	17,760	(412,925)	(249,648)	(163,277)
Koninklijke KPN NV	1.00%	JPMorgan Chase Bank N.A.	6/20/19	EUR	13,355	(262,623)	52,008	(314,631)
Nippon Yusen Kabushiki Kaisha	1.00%	JPMorgan Chase Bank N.A.	6/20/19	JPY	500,000	(91,735)	(60,064)	(31,671)
Federative Republic of Brazil	1.00%	Bank of America N.A.	6/20/19	USD	7,827	247,159	274,191	(27,032)
iTraxx Asia ex-Japan IG Series 21 Version 1	1.00%	Barclays Bank PLC	6/20/19	USD	12,500	(112,302)	145,980	(258,282)
Federative Republic of Brazil	1.00%	Citibank N.A.	6/20/19	USD	7,600	239,990	309,599	(69,609)
Valero Energy Corp.	1.00%	Deutsche Bank AG	6/20/19	USD	2,500	6,236	(12,430)	18,666
Anglo American PLC	1.00%	Bank of America N.A.	9/20/19	EUR	2,670	56,186	20,908	35,278
Anglo American PLC	1.00%	Citibank N.A.	9/20/19	EUR	1,780	37,457	10,757	26,700

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	55

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, OTC credit default swaps — buy protection outstanding were as follows: (continued)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Carlsberg Breweries A/S	1.00%	Citibank N.A.	9/20/19	EUR	1,015	$8,902	$(11,830)	$20,732
Fortum Oyj	1.00%	Credit Suisse International	9/20/19	EUR	2,825	(87,154)	(73,981)	(13,173)
Fortum Oyj	1.00%	Credit Suisse International	9/20/19	EUR	1,780	(54,915)	(46,615)	(8,300)
Fortum Oyj	1.00%	Deutsche Bank AG	9/20/19	EUR	2,825	(87,155)	(74,018)	(13,137)
Fortum Oyj	1.00%	Deutsche Bank AG	9/20/19	EUR	2,090	(64,479)	(56,067)	(8,412)
Fortum Oyj	1.00%	Deutsche Bank AG	9/20/19	EUR	1,780	(54,915)	(47,751)	(7,164)
Carlsberg Breweries A/S	1.00%	Goldman Sachs International	9/20/19	EUR	1,790	15,754	(23,115)	38,869
Republic of Portugal	1.00%	BNP Paribas S.A.	9/20/19	USD	5,765	173,125	160,125	13,000
Boeing Co.	1.00%	Credit Suisse International	9/20/19	USD	20,000	(764,598)	(637,985)	(126,613)
iTraxx Sub Financials Series 22 Version 1	1.00%	Barclays Bank PLC	12/20/19	EUR	9,310	257,492	257,195	297
iTraxx Sub Financials Series 22 Version 1	1.00%	Barclays Bank PLC	12/20/19	EUR	5,240	144,925	196,603	(51,678)
RWE AG	1.00%	Credit Suisse International	12/20/19	EUR	2,975	(51,841)	(60,542)	8,701
RWE AG	1.00%	JPMorgan Chase Bank N.A.	12/20/19	EUR	5,125	(89,307)	(105,646)	16,339
Republic of Indonesia	1.00%	Bank of America N.A.	12/20/19	USD	10,000	218,839	216,881	1,958
Republic of Indonesia	1.00%	Bank of America N.A.	12/20/19	USD	3,667	80,241	71,173	9,068
Rio Tinto Ltd.	1.00%	Bank of America N.A.	12/20/19	USD	5,200	3,394	(1,727)	5,121
Peoples Republic of China	1.00%	Citibank N.A.	12/20/19	USD	10,000	(95,230)	(116,442)	21,212
Republic of Indonesia	1.00%	Citibank N.A.	12/20/19	USD	8,333	182,365	165,433	16,932
The Western Union Co.	1.00%	Credit Suisse International	12/20/19	USD	11,400	138,785	374,812	(236,027)
The Western Union Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	USD	800	9,740	27,134	(17,394)
Casino Guichard Perrachon SA	1.00%	Bank of America N.A.	3/20/20	EUR	630	(4,407)	43	(4,450)
Royal Bank of Scotland PLC	1.00%	Bank of America N.A.	3/20/20	EUR	10,730	(323,495)	(362,147)	38,652
Casino Guichard Perrachon SA	1.00%	Citibank N.A.	3/20/20	EUR	1,270	(8,883)	885	(9,768)
ConocoPhillips	1.00%	Bank of America N.A.	3/20/20	USD	9,700	(240,569)	(195,795)	(44,774)
Arrow Electronics, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(77,262)	(50,434)	(26,828)
Avnet, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(55,751)	(25,512)	(30,239)
Block Financial LLC	5.00%	Barclays Bank PLC	3/20/20	USD	5,000	(996,954)	(957,513)	(39,441)
CBS Corp.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(105,283)	(78,097)	(27,186)
Computer Sciences Corp.	5.00%	Barclays Bank PLC	3/20/20	USD	5,000	(958,474)	(947,573)	(10,901)
The Dow Chemical Co.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(36,280)	(37,946)	1,666
Eastman Chemical Co.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(46,852)	(57,952)	11,100
Expedia, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(43,103)	(23,032)	(20,071)
FirstEnergy Corp.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	5,391	28,566	(23,175)
Ford Motor Co.	5.00%	Barclays Bank PLC	3/20/20	USD	5,000	(990,260)	(1,004,545)	14,285
Gap, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(36,269)	14,921	(51,190)
Hewlett-Packard Co.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(77,167)	(37,946)	(39,221)
International Paper Co.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(76,500)	(52,938)	(23,562)
Kinder Morgan Energy Partners LP	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(45,930)	(3,266)	(42,664)
Kohl’s Corp.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	11,383	67,259	(55,876)
Meadwestvaco Corp.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(62,701)	(31,718)	(30,983)
Motorola Solutions, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(67,830)	(30,480)	(37,350)
Pitney Bowes, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(65,537)	(16,907)	(48,630)
Quest Diagnostics, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(22,798)	9,020	(31,818)
Valero Energy Corp.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	75,981	76,849	(868)
Viacom, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(113,136)	(103,473)	(9,663)
Xerox Corp.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(79,322)	(34,194)	(45,128)
YUM! Brands, Inc.	1.00%	Barclays Bank PLC	3/20/20	USD	5,000	(69,830)	(26,772)	(43,058)
Republic of South Africa	1.00%	BNP Paribas S.A.	3/20/20	USD	38,497	1,531,200	1,763,722	(232,522)

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, OTC credit default swaps — buy protection outstanding were as follows: (concluded)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Rio Tinto Ltd.	1.00%	BNP Paribas S.A.	3/20/20	USD	6,400	$18,942	$34,954	$(16,012)
Rio Tinto Ltd.	1.00%	BNP Paribas S.A.	3/20/20	USD	6,400	18,943	59,807	(40,864)
ConocoPhillips	1.00%	Goldman Sachs International	3/20/20	USD	14,900	(369,533)	(374,279)	4,746
Republic of South Africa	1.00%	Goldman Sachs International	3/20/20	USD	10,000	397,746	380,039	17,707
General Mills, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/20	USD	15,700	(534,416)	(488,506)	(45,910)
Staples, Inc.	1.00%	Morgan Stanley Capital Services LLC	3/20/20	USD	15,400	449,472	516,682	(67,210)
Republic of Korea	1.00%	JPMorgan Chase Bank N.A.	3/20/23	USD	10,000	(189,009)	15,245	(204,254)
ABX.HE.AAA Series 6-2	0.11%	Credit Suisse International	5/25/46	USD	19,530	3,881,148	5,053,110	(1,171,962)
Total						$(10,021,997)	$4,770,761	$(14,792,758)

•	As of December 31, 2014, OTC credit default swaps — sold protection outstanding were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount(000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banca Monte dei Paschi di Siena SpA	3.00%	BNP Paribas S.A.	9/20/16	Not Rated	EUR	950	$9,781	$(168,991)	$178,772
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	9/20/16	Not Rated	EUR	750	39,140	(38,466)	77,606
Banca Monte dei Paschi di Siena SpA	3.00%	JPMorgan Chase Bank N.A.	9/20/16	Not Rated	EUR	750	7,722	(74,339)	82,061
CDX.NA.IG Series 18 Version 1	1.00%	Citibank N.A.	6/20/17	BBB+	USD	86,815	1,546,475	43,777	1,502,698
ThyssenKrupp AG	1.00%	Credit Suisse International	12/20/17	BB	EUR	2,300	10,760	(150,544)	161,304
ThyssenKrupp AG	1.00%	Goldman Sachs International	12/20/17	BB	EUR	1,100	5,146	(73,887)	79,033
ThyssenKrupp AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	BB	EUR	1,040	4,865	(69,857)	74,722
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB-	EUR	6,750	42,774	(269,906)	312,680
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB-	USD	105	406	(5,432)	5,838
Swiss Reinsurance Co. Ltd.	1.00%	Barclays Bank PLC	3/20/18	AA-	EUR	4,800	141,585	6,773	134,812
Swiss Reinsurance Co. Ltd.	1.00%	Citibank N.A.	3/20/18	AA-	EUR	1,900	56,044	2,201	53,843
ThyssenKrupp AG	1.00%	Credit Suisse International	3/20/18	BB	EUR	1,950	5,506	(109,038)	114,544
Deutsche Bank AG	1.00%	Barclays Bank PLC	6/20/18	A	EUR	1,900	36,386	(4,467)	40,853
Muenchener Rueckversi-cherungs AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	AA-	EUR	4,220	129,044	25,971	103,073
Techem GmbH	5.00%	Credit Suisse International	6/20/18	B+	EUR	2,280	367,590	153,255	214,335
Tesco PLC	1.00%	Goldman Sachs International	6/20/18	BBB-	EUR	4,070	(65,794)	38,774	(104,568)
ThyssenKrupp AG	1.00%	Barclays Bank PLC	6/20/18	BB	EUR	1,000	(1,047)	(55,397)	54,350
ThyssenKrupp AG	1.00%	Bank of America N.A.	9/20/18	BB	EUR	567	(2,801)	(48,855)	46,054
Bayerische Landesbank Gtd.	1.00%	Barclays Bank PLC	12/20/18	Not Rated	EUR	4,630	87,664	11,832	75,832
iTraxx Sub Financials Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BBB	EUR	7,670	1,551,508	1,484,013	67,495
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	BBB	EUR	10,970	2,219,040	2,103,334	115,706
iTraxx Sub Financials Series 20 Version 1	5.00%	Deutsche Bank AG	12/20/18	BBB	EUR	5,480	1,108,508	1,055,495	53,013
Norske Skogindustrier ASA	5.00%	Credit Suisse International	12/20/18	CCC	EUR	610	(312,968)	(251,947)	(61,021)
Best Buy Co., Inc.	5.00%	Credit Suisse International	3/20/19	BB	USD	10,000	1,264,624	692,049	572,575
Best Buy Co., Inc.	5.00%	Credit Suisse International	3/20/19	BB	USD	4,865	615,240	375,649	239,591
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	1,630	280,510	283,083	(2,573)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	1,630	280,510	288,582	(8,072)
ThyssenKrupp AG	1.00%	Bank of America N.A.	3/20/19	BB	EUR	1,036	(13,136)	(87,691)	74,555
ThyssenKrupp AG	1.00%	Citibank N.A.	3/20/19	BB	EUR	1,036	(13,137)	(84,280)	71,143

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	57

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, OTC credit default swaps — sold protection outstanding were as follows: (continued)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]		Notional Amount (000)[2]	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
ThyssenKrupp AG	1.00%	Goldman Sachs International	3/20/19	BB	EUR	22	$(273)	$(1,847)	$1,574
ThyssenKrupp AG	1.00%	JPMorgan Chase Bank N.A.	3/20/19	BB	EUR	1,036	(13,136)	(82,081)	68,945
Astaldi SpA	5.00%	Barclays Bank PLC	6/20/19	B+	EUR	308	(7,983)	5,414	(13,397)
Astaldi SpA	5.00%	Credit Suisse International	6/20/19	B+	EUR	462	(11,973)	3,165	(15,138)
Astaldi SpA	5.00%	Credit Suisse International	6/20/19	B+	EUR	310	(8,034)	10,895	(18,929)
Astaldi SpA	5.00%	Deutsche Bank AG	6/20/19	B+	EUR	302	(7,837)	11,424	(19,261)
Astaldi SpA	5.00%	Goldman Sachs International	6/20/19	B+	EUR	468	(12,119)	16,433	(28,552)
Best Buy Co., Inc.	5.00%	Morgan Stanley Capital Services LLC	6/20/19	BB	USD	1,500	187,335	151,359	35,976
British Telecommunications PLC	1.00%	Bank of America N.A.	6/20/19	BBB	EUR	6,220	158,382	144,861	13,521
British Telecommunications PLC	1.00%	HSBC Bank PLC	6/20/19	BBB	EUR	10,365	263,929	231,585	32,344
Rexel SA	5.00%	Deutsche Bank AG	6/20/19	BB	EUR	7	1,149	900	249
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BBB-	USD	1,550	(288,429)	(43,359)	(245,070)
Vodafone Group PLC	1.00%	Bank of America N.A.	6/20/19	A-	EUR	9,115	218,058	200,703	17,355
Vodafone Group PLC	1.00%	Barclays Bank PLC	6/20/19	A-	EUR	11,845	283,369	257,346	26,023
Vodafone Group PLC	1.00%	Citibank N.A.	6/20/19	A-	EUR	8,605	205,858	242,974	(37,116)
Vodafone Group PLC	1.00%	Morgan Stanley Capital Services LLC	6/20/19	A-	EUR	10,305	246,527	233,723	12,804
ArcelorMittal	1.00%	Barclays Bank PLC	9/20/19	BB+	EUR	890	(73,171)	(74,454)	1,283
ArcelorMittal	1.00%	Barclays Bank PLC	9/20/19	BB+	EUR	890	(73,171)	(71,451)	(1,720)
ArcelorMittal	1.00%	Citibank N.A.	9/20/19	BB+	EUR	1,780	(146,342)	(146,992)	650
ArcelorMittal	1.00%	Credit Suisse International	9/20/19	BB+	EUR	1,780	(146,342)	(142,901)	(3,441)
Abengoa SA	5.00%	Citibank N.A.	12/20/19	B	EUR	36	(9,876)	(7,449)	(2,427)
Abengoa SA	5.00%	Credit Suisse International	12/20/19	B	EUR	805	(221,076)	(211,667)	(9,409)
Abengoa SA	5.00%	Credit Suisse International	12/20/19	B	EUR	565	(155,165)	(158,269)	3,104
Abengoa SA	5.00%	Credit Suisse International	12/20/19	B	EUR	560	(153,791)	(122,807)	(30,984)
Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/19	B	USD	5,200	(253,513)	(324,023)	70,510
AK Steel Corp.	5.00%	Citibank N.A.	12/20/19	B-	USD	6,800	(562,740)	(689,519)	126,779
AK Steel Corp.	5.00%	JPMorgan Chase Bank N.A.	12/20/19	B-	USD	3,500	(289,645)	(329,895)	40,250
Altice Finco SA	5.00%	Citibank N.A.	12/20/19	B-	EUR	670	11,718	10,142	1,576
ArcelorMittal	1.00%	Citibank N.A.	12/20/19	BB+	EUR	1,330	(124,078)	(106,890)	(17,188)
General Motors Co.	5.00%	Barclays Bank PLC	12/20/19	BBB-	USD	6,500	1,070,243	1,048,230	22,013
General Motors Co.	5.00%	Deutsche Bank AG	12/20/19	BBB-	USD	12,500	2,058,160	1,986,457	71,703
General Motors Co.	5.00%	Deutsche Bank AG	12/20/19	BBB-	USD	6,500	1,070,243	1,024,587	45,656
J. C. Penney Co., Inc.	5.00%	Goldman Sachs International	12/20/19	CCC-	USD	10,100	(1,976,801)	(1,836,475)	(140,326)
Republic of Italy	1.00%	HSBC Bank PLC	12/20/19	BBB-	USD	9,808	(87,659)	(247,247)	159,588
Republic of Italy	1.00%	Morgan Stanley Capital Services LLC	12/20/19	BBB-	USD	5,382	(48,107)	(133,281)	85,174
Société Générale SA	1.00%	Barclays Bank PLC	12/20/19	BBB	EUR	9,310	(493,280)	(414,732)	(78,548)
Société Générale SA	1.00%	Barclays Bank PLC	12/20/19	BBB	EUR	5,240	(277,636)	(344,708)	67,072
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BBB-	USD	4,200	(885,854)	(336,697)	(549,157)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BBB-	USD	3,580	(755,085)	(270,938)	(484,147)
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	BBB-	USD	3,580	(755,085)	(301,606)	(453,479)
Apache Corp.	1.00%	BNP Paribas S.A.	3/20/20	A-	USD	5,200	(274,954)	(256,368)	(18,586)
Bank of America Corp.	1.00%	Barclays Bank PLC	3/20/20	A-	USD	15,800	264,152	210,375	53,777
BHP Billiton Ltd.	1.00%	Deutsche Bank AG	3/20/20	A+	USD	5,200	64,566	60,724	3,842

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, OTC credit default swaps—sold protection outstanding were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
British Telecommunications PLC	1.00%	Citibank N.A.	3/20/20	BBB	EUR	3,080	$72,258	$65,906	$6,352
British Telecommunications PLC	1.00%	Credit Suisse International	3/20/20	BBB	EUR	2,915	68,388	59,079	9,309
British Telecommunications PLC	1.00%	JPMorgan Chase Bank N.A.	3/20/20	BBB	EUR	3,760	88,211	75,201	13,010
Citigroup, Inc.	1.00%	Barclays Bank PLC	3/20/20	A-	USD	15,800	205,905	186,660	19,245
Deutsche Bank AG	1.00%	JPMorgan Chase Bank N.A.	3/20/20	A	EUR	10,730	140,863	180,312	(39,449)
The Goldman Sachs Group, Inc.	1.00%	Barclays Bank PLC	3/20/20	A-	USD	15,800	116,414	76,797	39,617
JPMorgan Chase and Co.	1.00%	Barclays Bank PLC	3/20/20	A	USD	15,800	294,603	257,988	36,615
Morgan Stanley	1.00%	Barclays Bank PLC	3/20/20	A-	USD	15,800	146,240	92,411	53,829
Wells Fargo & Co.	1.00%	Barclays Bank PLC	3/20/20	A+	USD	15,800	421,548	394,236	27,312
Glencore International AG	1.00%	BNP Paribas S.A.	6/20/21	BBB	EUR	1,050	(63,153)	(122,062)	58,909
Glencore International AG	1.00%	Citibank N.A.	6/20/21	BBB	EUR	2,100	(126,306)	(251,279)	124,973
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA	USD	4,575	(152,331)	(299,849)	147,518
Republic of France	0.25%	Citibank N.A.	6/20/23	AA	USD	4,940	(164,484)	(341,923)	177,439
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA	USD	4,935	(164,318)	(317,389)	153,071
CMBX.NA Series 7 AAA	0.50%	Morgan Stanley Capital Services LLC	1/17/47	AAA	USD	7,975	(251,658)	(254,421)	2,763
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	1,925	(61,205)	(275,891)	214,686
CMBX.NA Series 6 BBB-	3.00%	Deutsche Bank AG	5/11/63	BBB-	USD	4,005	12,933	(999)	13,932
Total							$7,976,387	$3,792,109	$4,184,278

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of December 31, 2014, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
11.27%[1]	1-day BZDIOVER	Citibank N.A.	1/02/15	BRL	691,113	$74,125	$(3,181)	$77,306
11.99%[1]	1-day BZDIOVER	Bank of America N.A.	7/01/15	BRL	472,224	(176,194)	(9,148)	(167,046)
6.46%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	9/25/15	ZAR	1,076,314	82,028	(2,734)	84,762
11.18%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	329,647	(1,815,830)	(5,967)	(1,809,863)
11.43%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	217,151	(907,640)	(6,332)	(901,308)
11.36%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	196,541	(837,999)	(2,598)	(835,401)
11.12%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	56,657	(323,840)	(438)	(323,402)
12.00%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	231,659	(446,547)	(11,780)	(434,767)
11.26%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	56,983	(291,119)	(1,241)	(289,878)
11.85%[1]	1-day BZDIOVER	Goldman Sachs International	1/04/16	BRL	224,448	(523,371)	(5,176)	(518,195)
12.14%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	613,589	983,193	29,419	953,774
11.83%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	315,554	841,688	6,739	834,949
12.13%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	267,136	440,383	12,686	427,697
11.80%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	248,593	165,007	6,192	158,815
11.83%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	241,715	203,124	(10,394)	213,518
11.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	224,448	(523,371)	(5,176)	(518,195)
11.99%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	183,763	352,111	4,559	347,552
11.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	174,861	(407,318)	(4,101)	(403,217)
11.91%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	105,877	175,628	(2,475)	178,103
2.10%[1]	3-month KRW Certificate of Deposit	Barclays Bank PLC	11/13/16	KRW	131,480,300	96,519	—	96,519

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	59

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, OTC interest rate swaps outstanding were as follows: (continued)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.03%[1]	3-month KRW Certificate of Deposit	JPMorgan Chase Bank N.A.	11/24/16	KRW	131,480,300	$ (59,682)	$364	$ (60,046)
4.13%[1]	28-day MXIBTIIE	Bank of America N.A.	12/15/16	MXN	993,794	(65,109)	(1,566)	(63,543)
4.22%[1]	28-day MXIBTIIE	Bank of America N.A.	12/15/16	MXN	734,834	34,424	(1,276)	35,700
4.19%[1]	28-day MXIBTIIE	Deutsche Bank AG	12/16/16	MXN	982,582	21,465	(5,011)	26,476
11.17%[2]	1-day BZDIOVER	Credit Suisse International	1/02/17	BRL	141,174	1,573,325	2,567	1,570,758
12.11%[1]	1-day BZDIOVER	Credit Suisse International	1/02/17	BRL	70,098	(324,282)	(1,542)	(322,740)
12.18%[2]	1-day BZDIOVER	Deutsche Bank AG	1/02/17	BRL	72,730	254,194	3,644	250,550
12.10%[1]	1-day BZDIOVER	Deutsche Bank AG	1/02/17	BRL	70,641	(332,029)	(1,539)	(330,490)
12.22%[2]	1-day BZDIOVER	Deutsche Bank AG	1/02/17	BRL	39,706	125,137	2,066	123,071
11.49%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/17	BRL	161,321	(1,238,650)	(5,470)	(1,233,180)
12.18%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/17	BRL	82,961	(274,748)	(2,398)	(272,350)
4.35%[2]	28-day MXIBTIIE	Bank of America N.A.	11/17/17	MXN	312,503	169,829	2,014	167,815
4.85%[2]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	239,344	68,713	770	67,943
4.72%[2]	28-day MXIBTIIE	Citibank N.A.	11/14/18	MXN	367,405	249,376	1,087	248,289
12.42%[1]	1-day BZDIOVER	Credit Suisse International	1/02/19	BRL	50,382	(128,880)	(1,284)	(127,596)
0.63%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	10/30/19	CZK	768,555	(187,071)	—	(187,071)
0.63%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	10/31/19	CZK	728,079	(168,913)	—	(168,913)
5.05%[2]	28-day MXIBTIIE	Citibank N.A.	11/15/19	MXN	258,803	143,173	2,777	140,396
5.04%[2]	28-day MXIBTIIE	Bank of America N.A.	11/18/19	MXN	245,625	222,857	871	221,986
0.55%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	12/01/19	CZK	1,000,000	(40,153)	—	(40,153)
11.41%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	51,522	855,207	1,303	853,904
11.70%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/21	BRL	28,015	(303,037)	(802)	(302,235)
11.68%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/21	BRL	25,342	(284,791)	(703)	(284,088)
11.07%[2]	1-day BZDIOVER	Goldman Sachs Bank USA	1/04/21	BRL	39,379	940,787	207	940,580
12.05%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	56,607	(186,704)	(1,473)	(185,231)
12.00%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	32,268	(179,382)	(409)	(178,973)
11.08%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	17,228	407,975	94	407,881
11.72%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	13,486	(140,192)	(398)	(139,794)
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	5,230	(430,238)	—	(430,238)
		Goldman Sachs
0.87%[2]	6-month PRIBOR	International	9/19/21	CZK	2,449,418	(1,754,535)	—	(1,754,535)
0.89%[2]	6-month PRIBOR	Morgan Stanley Capital Services LLC	9/22/21	CZK	600,001	(465,054)	—	(465,054)
0.84%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	10/24/21	CZK	1,524,710	(914,438)	—	(914,438)
0.69%[2]	6-month PRIBOR	JPMorgan Chase Bank N.A.	12/02/21	CZK	760,000	(84,660)	—	(84,660)
		Goldman Sachs
5.41%[2]	6-month BUBOR	International	12/16/23	HUF	6,001,275	(4,163,129)	—	(4,163,129)
5.38%[2]	6-month BUBOR	JPMorgan Chase Bank N.A.	2/19/24	HUF	2,000,000	(1,644,460)	—	(1,644,460)
6.19%[1]	28-day MXIBTIIE	Goldman Sachs International	7/25/24	MXN	263,779	251,534	(1,621)	253,155
5.99%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	8/26/24	MXN	260,724	(99,711)	—	(99,711)
6.26%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/09/24	MXN	322,759	343,761	(2,006)	345,767
6.42%[1]	28-day MXIBTIIE	Deutsche Bank AG	9/16/24	MXN	217,235	403,202	(1,413)	404,615
6.37%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/18/24	MXN	217,235	335,477	(1,386)	336,863
6.33%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	9/23/24	MXN	329,389	438,491	(2,059)	440,550
7.77%[1]	3-month JIBAR	Barclays Bank PLC	10/22/24	ZAR	359,786	(191,105)	(3,039)	(188,066)
7.78%[1]	3-month JIBAR	Citibank N.A.	10/22/24	ZAR	266,510	(129,165)	(2,261)	(126,904)
2.54%[1]	3-month KRW Certificate of Deposit	Morgan Stanley Capital Services LLC	11/13/24	KRW	14,493,891	134,864	—	134,864
5.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/14/24	MXN	497,812	(607,363)	(2,538)	(604,825)
5.84%[1]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	378,409	(470,729)	(1,926)	(468,803)
5.85%[1]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	164,526	(197,910)	(840)	(197,070)

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, OTC interest rate swaps outstanding were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7.71%[1]	3-month JIBAR	Barclays Bank PLC	11/18/24	ZAR	199,883	$(212,464)	$(1,607)	$(210,857)
2.55%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/20/24	KRW	14,493,892	137,071	(144)	137,215
7.60%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	11/20/24	ZAR	199,883	(343,109)	(3,014)	(340,095)
1.35%[1]	Eurostat Eurozone HICP	Goldman Sachs International	11/21/24	EUR	24,240	637,389	—	637,389
2.49%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/24/24	KRW	28,987,784	130,652	(246)	130,898
7.57%[1]	3-month JIBAR	Goldman Sachs International	11/25/24	ZAR	119,930	(231,999)	(1,339)	(230,660)
2.43%[1]	3-month KRW Certificate of Deposit	Barclays Bank PLC	11/26/24	KRW	29,000,000	(10,764)	(211)	(10,553)
3.32%[2]	6-month BUBOR	HSBC Bank PLC	12/19/24	HUF	4,230,443	(150,842)	—	(150,842)
Total						$(10,975,818)	$(42,903)	$(10,932,915)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

•	As of December 31, 2014, OTC total return swaps outstanding were as follows:

Reference Entity	Fixed Rate(Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Repsol SA	3-month EURIBOR minus 0.50%[1]	Citibank N.A.	1/19/15	EUR	7	$(139,629)	—	$(139,629)
UniCredit SpA	3-month EURIBOR plus 0.10%[1]	Bank of America N.A.	1/21/15	EUR	328	246,165	—	246,165
Volkswagen AG	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	1/30/15	EUR	12	71,234	—	71,234
Volkswagen AG	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	1/30/15	EUR	10	85,650	—	85,650
Volkswagen AG	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	2/02/15	EUR	20	137,122	—	137,122
EPISTAR Corp.	3-month LIBOR[2]	UBS AG	2/27/15	USD	1,000	(124,384)	—	(124,384)
Bangkok Dusit	1-month LIBOR minus 2.50%[1]	Credit Suisse International	3/17/15	USD	2,510	32,853	—	32,853
Bangkok Dusit	1-month LIBOR minus 2.50%[1]	Credit Suisse International	3/17/15	USD	2,490	40,651	—	40,651
Volkswagen AG	3-month EURIBOR minus 0.10%[1]	JPMorgan Chase Bank N.A.	4/02/15	EUR	55	453,427	—	453,427
Volkswagen AG	3-month EURIBOR minus 0.10%[1]	JPMorgan Chase Bank N.A.	4/02/15	EUR	38	305,661	—	305,661
Volkswagen AG	3-month EURIBOR minus 0.10%[1]	JPMorgan Chase Bank N.A.	4/02/15	EUR	22	194,039	—	194,039
Volkswagen AG	3-month EURIBOR minus 0.10%[1]	JPMorgan Chase Bank N.A.	4/02/15	EUR	2	40,896	—	40,896
Banco Santander SA	3-month EURIBOR minus 0.30%[1]	Bank of America N.A.	4/09/15	EUR	256	51,587	—	51,587

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	61

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, OTC total return swaps outstanding were as follows: (continued)

Reference Entity	Fixed Rate(Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Telecom Italia SpA	3-month EURIBOR minus 0.40%[1]	Citibank N.A.	5/04/15	EUR	4,186	$291,772	—	$291,772
Telecom Italia SpA	3-month EURIBOR minus 0.40%[1]	Citibank N.A.	5/07/15	EUR	4,214	293,838	—	293,838
Volkswagen AG	3-month EURIBOR minus 0.20%[1]	Bank of America N.A.	5/22/15	EUR	28	199,590	—	199,590
Volkswagen AG	3-month EURIBOR minus 0.40%[1]	Bank of America N.A.	5/22/15	EUR	28	215,391	—	215,391
Telecom Italia SpA	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	6/11/15	EUR	584	82,599	—	82,599
Telecom Italia SpA	3-month EURIBOR minus 0.25%[1]	BNP Paribas S.A.	6/12/15	EUR	1,553	221,547	—	221,547
Repsol SA	3-month EURIBOR minus 0.50%[3]	Citibank N.A.	7/17/15	EUR	7	(136,036)	—	(136,036)
Telecom Italia SpA	3-month EURIBOR minus 0.30%	BNP Paribas S.A.	7/17/15	EUR	6,977	(35,225)	—	(35,225)
Aperam SA	3-month EURIBOR minus 0.25%[3]	BNP Paribas S.A.	9/18/15	EUR	14	41,799	—	41,799
Banco Popular Espanol SA	3-month EURIBOR minus 0.15%[3]	JPMorgan Chase Bank N.A.	9/18/15	EUR	326	287,628	—	287,628
Aperam SA	3-month EURIBOR minus 0.35%[1]	JPMorgan Chase Bank N.A.	9/30/15	EUR	3	1,907	—	1,907
Telecom Italia SpA	3-month EURIBOR minus 0.25%[1]	JPMorgan Chase Bank N.A.	11/10/15	EUR	6,557	(207,841)	—	(207,841)
Telecom Italia SpA	3-month EURIBOR minus 0.30%[1]	JPMorgan Chase Bank N.A.	11/10/15	EUR	648	22,067	—	22,067
Bankia SA	3-month EURIBOR minus 0.40%[1]	JPMorgan Chase Bank N.A.	11/12/15	EUR	1,266	12,054	—	12,054
Bankia SA	3-month EURIBOR minus 0.40%[1]	JPMorgan Chase Bank N.A.	11/12/15	EUR	1,175	165,704	—	165,704
Bankia SA	3-month EURIBOR minus 0.40%[1]	JPMorgan Chase Bank N.A.	11/12/15	EUR	334	53,963	—	53,963
Bankia SA	3-month EURIBOR minus 0.40%[1]	JPMorgan Chase Bank N.A.	11/12/15	EUR	289	2,753	—	2,753
Bankia SA	3-month EURIBOR minus 0.40%[1]	JPMorgan Chase Bank N.A.	11/12/15	EUR	221	1,310	—	1,310
Bankia SA	3-month EURIBOR minus 0.40%[1]	JPMorgan Chase Bank N.A.	11/12/15	EUR	131	22,469	—	22,469
Bankia SA	3-month EURIBOR minus 0.40%[1]	JPMorgan Chase Bank N.A.	11/12/15	EUR	109	12,260	—	12,260
Bankia SA	3-month EURIBOR minus 0.40%[1]	JPMorgan Chase Bank N.A.	11/12/15	EUR	85	9,897	—	9,897

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, OTC total return swaps outstanding were as follows: (continued)

Reference Entity	Fixed Rate(Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Repsol SA	3-month EURIBOR minus 0.20%[1]	Goldman Sachs International	11/12/15	EUR	275	$617,229	—	$617,229
Energy Select Sector SPDR Fund	1-month LIBOR plus 0.21%[1]	Goldman Sachs International	12/09/15	USD	19	(56,236)	—	(56,236)
Energy Select Sector SPDR Fund	1-month LIBOR plus 0.21%[1]	Goldman Sachs International	12/15/15	USD	32	(193,138)	—	(193,138)
Bankia SA	3-month EURIBOR minus 0.50%[1]	JPMorgan Chase Bank N.A.	12/17/15	EUR	790	4,654	—	4,654
Bankia SA	3-month EURIBOR minus 0.50%[1]	JPMorgan Chase Bank N.A.	12/17/15	EUR	403	18,903	—	18,903
Energy Select Sector SPDR Fund	3-month LIBOR minus 0.10%[1]	Bank of America N.A.	12/18/15	USD	150	(384,614)	—	(384,614)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Deutsche Bank AG	1/12/39	USD	13,675	(2,463)	$11,139	(13,602)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Deutsche Bank AG	1/12/39	USD	9,408	(1,695)	88,824	(90,519)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Bank of America N.A.	1/12/41	USD	28,927	49,356	174,197	(124,841)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Bank of America N.A.	1/12/41	USD	14,501	(24,742)	574	(25,316)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Bank of America N.A.	1/12/41	USD	14,426	24,614	209,454	(184,840)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Barclays Bank PLC	1/12/41	USD	14,501	(24,742)	(71,068)	46,326
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/41	USD	28,927	49,355	160,637	(111,282)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/41	USD	14,426	(24,614)	(80,576)	55,962
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/41	USD	14,426	(24,614)	1,430	(26,044)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Goldman Sachs Bank USA	1/12/41	USD	14,426	(24,615)	(21,970)	(2,645)
Return on Markit IOS 5.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Goldman Sachs Bank USA	1/12/41	USD	14,450	(23,107)	(102,931)	79,824
Return on Markit IOS 5.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Goldman Sachs Bank USA	1/12/41	USD	14,450	23,107	187,931	(164,824)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	63

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

As of December 31, 2014, OTC total return swaps outstanding were as follows: (concluded)

Reference Entity	Fixed Rate(Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Bank of America N.A.	1/12/44	USD	14,301	$92,964	$109,132	$(16,168)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/44	USD	29,574	(192,242)	(365,881)	173,639
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/44	USD	29,574	192,242	148,165	44,077
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/44	USD	29,574	(192,241)	(221,803)	29,562
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/44	USD	29,574	192,241	204,445	(12,204)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Credit Suisse International	1/12/44	USD	14,390	93,538	150,940	(57,402)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/44	USD	14,301	(24,401)	(135,840)	111,439
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Goldman Sachs Bank USA	1/12/44	USD	14,478	94,112	81,583	12,529
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Morgan Stanley Capital Services LLC	1/12/44	USD	15,537	(100,998)	(150,007)	49,009
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Morgan Stanley Capital Services LLC	1/12/44	USD	14,478	(94,112)	(161,687)	67,575
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Morgan Stanley Capital Services LLC	1/12/44	USD	14,478	94,112	101,430	(7,318)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Morgan Stanley Capital Services LLC	1/12/44	USD	14,390	(93,538)	(152,417)	58,879
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[3]	Morgan Stanley Capital Services LLC	1/12/44	USD	14,390	93,539	87,326	6,213
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Morgan Stanley Capital Services LLC	1/12/44	USD	13,330	(86,652)	(186,781)	100,129
Total						$3,025,920	$66,246	$2,959,674

[1]	Fund pays the total return of the reference entity and receives the floating rate. Net payment made at termination.
[2]	Fund receives the total return of the reference entity and pays the floating rate. Net payment made at termination.
[3]	Fund pays the total return of the reference entity and receives the floating rate.
[4]	Fund pays the floating rate and receives the total return of the reference entity.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

•	As of December 31, 2014, OTC total return — variance swaps outstanding were as follows:

Index	Variance Strike Price	Counterparty	Expiration Date	Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
EURO STOXX 50 Index	EUR 460.10	BNP Paribas S.A.	3/20/15	EUR	3	$(327,389)	—	$(327,389)
S&P 500 Index	USD 336.72	BNP Paribas S.A.	3/20/15	USD	5	849,627	—	849,627
Total						$522,238	—	$522,238

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$2,277,499,051	$506,980,482	$2,784,479,533
Common Stocks	$32,503,161	25,100,063	—	57,603,224
Corporate Bonds.	—	3,067,702,678	18,381,085	3,086,083,763
Floating Rate Loan Interests	—	350,680,188	75,375,009	426,055,197
Foreign Agency Obligations	—	154,326,977	—	154,326,977
Foreign Government Obligations	—	3,072,372,550	—	3,072,372,550
Investment Companies.	433,791,348	—	—	433,791,348
Non-Agency Mortgage-Backed Securities	—	1,873,397,881	505,965,266	2,379,363,147
Preferred Securities	122,583,974	350,142,771	4,090,224	476,816,969
Taxable Municipal Bonds	—	1,420,383,478	—	1,420,383,478
U.S. Government Sponsored Agency Securities	—	7,558,662,218	17,219,117	7,575,881,335
U.S. Treasury Obligations	—	4,741,510,414	—	4,741,510,414
Warrants	—	—	1,242,361	1,242,361
Short-Term Securities:
Borrowed Bond Agreements	—	1,732,511,092	—	1,732,511,092
Money Market Funds	5,899,008,231	—	—	5,899,008,231
Options Purchased:
Commodity Contracts.	1,650,828	—	—	1,650,828
Equity Contracts	16,499,480	3,296,657	—	19,796,137
Foreign Currency Exchange Contracts	—	190,984,388	—	190,984,388
Interest Rate Contracts	13,297,338	23,796,031	—	37,093,369

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	65

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Liabilities:
Investments:
TBA Sale Commitments	—	$(7,845,521,461)	—	$(7,845,521,461)
Borrowed Bonds	—	(1,732,442,440)	—	(1,732,442,440)

Total	$6,519,334,360	$17,264,402,536	$1,129,253,544	$24,912,990,440

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	$5,465,597	$11,377,224	—	$16,842,821
Equity contracts	5,917,358	5,088,246	—	11,005,604
Foreign currency exchange contracts.	5,866,305	342,031,516	—	347,897,821
Interest rate contracts	22,570,692	16,508,507	—	39,079,199
Liabilities:
Credit contracts	(402,459)	(21,447,954)	—	(21,850,413)
Equity contracts	(6,311,113)	(2,933,120)	—	(9,244,233)
Foreign currency exchange contracts.	—	(241,263,767)	—	(241,263,767)
Interest rate contracts	(44,649,306)	(59,819,476)	—	(104,468,782)

Total	$(11,542,926)	$49,541,176	—	$37,998,250

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$7,439,136	—	—	$7,439,136
Foreign currency at value	67,757,058	—	—	67,757,058
Cash pledged for financial futures contracts.	121,314,000	—	—	121,314,000
Cash pledged for centrally cleared swaps.	65,940,000	—	—	65,940,000
Cash pledged as collateral for borrowed bond agreements	9,064,265	—	—	9,064,265
Cash pledged as collateral for TBA commitments	720,000	—	—	720,000
Cash pledged as collateral for OTC derivatives	9,499,700	—	—	9,499,700
Liabilities:
Reverse repurchase agreements	—	$(1,331,415,345)	—	(1,331,415,345)
Cash received as collateral for TBA commitments	—	(6,292,000)	—	(6,292,000)
Cash received as collateral for OTC derivatives.	—	(4,340,000)	—	(4,340,000)

Total	$281,734,159	$(1,342,047,345)	—	$(1,060,313,186)

During the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	DECEMBER 31, 2014

Consolidated Schedule of Investments (concluded)	BlackRock Strategic Income Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Securities	U.S. Government Sponsored Agency Securities	Warrants	Total
Assets:
Opening Balance, as of December 31, 2013	$544,025,237	$49,988,714	$16,926,346	$235,031,974	—	—	$135,410	$846,107,681
Transfers into Level 3	—	—	2,442,365	—	—	—	—	2,442,365
Transfers out of Level 3[2]	(190,905,521)	(2,415,000)	—	(80,543,640)	—	—	—	(273,864,161)
Accrued discounts/ premiums	522,388	(21,901)	(38,462)	476,691	—	—	—	938,716
Net realized gain (loss)	2,801,502	657,713	(198,254)	277,326	—	—	99,539	3,637,826
Net change in unrealized appreciation/ depreciation[3,4]	148,536	(1,078,403)	(2,001,231)	1,890,627	$(237,919)	$(214,464)	738,463	(754,391)
Purchases	549,143,923	4,962,500	81,874,976	417,097,112	4,328,143	17,433,581	652,607	1,075,492,842
Sales	(398,755,583)	(33,712,538)	(23,630,731)	(68,264,824)	—	—	(383,658)	(524,747,334)
Closing Balance, as of December 31, 2014	$506,980,482	$18,381,085	$75,375,009	$505,965,266	$4,090,224	$17,219,117	$1,242,361	$1,129,253,544

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014[4]	$2,751,376	$(670,302)	$(2,443,422)	$2,489,427	$(237,919)	$(214,464)	$738,463	$2,413,159

[2]

As of December 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of year value of $273,864,161 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[4]

Any difference between net change in unrealized appreciation/depreciation and net change in unrealized appreciation/depreciation on investments still held at December 31, 2014 is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	67

Statements of Assets and Liabilities

December 31, 2014	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Assets
Investments at value — unaffiliated[2]	$59,131,782	$28,426,178,110
Investments at value — affiliated[3]	2,436,447	6,064,776,231
Cash	982,845	7,439,136
Cash pledged as collateral for OTC derivatives	600,000	9,499,700
Cash pledged for financial futures contracts	32,000	121,314,000
Cash pledged as collateral for borrowed bond agreements	—	9,064,265
Cash pledged as collateral for TBA commitments	—	720,000
Cash pledged for centrally cleared swaps	280,000	65,940,000
Foreign currency at value[4]	28,756	67,757,058
Variation margin receivable on financial futures contracts	25	4,864,254
Variation margin receivable on centrally cleared swaps	23,781	—
Investments sold receivable	1,236,207	209,801,191
TBA sale commitments receivable	—	7,824,522,028
Swap premiums paid	739,784	30,488,967
Unrealized appreciation on forward foreign currency exchange contracts	2,142,958	342,031,516
Unrealized appreciation on OTC swaps	117,586	25,541,069
Capital shares sold receivable	59,994	116,423,133
Interest receivable	1,007,323	137,567,678
Receivable from Manager	120	396,683
Principal paydowns receivable	—	68,973
Dividends receivable — unaffiliated	—	722,984
Prepaid expenses	47,495	751,706

Total assets	68,867,103	43,465,868,682

Liabilities
Options written at value[5]	—	191,680,412
Borrowed bonds at value[6]	—	1,732,442,440
TBA sale commitments at value[7]	—	7,845,521,461
Reverse repurchase agreements	—	1,331,415,345
Cash received as collateral for OTC derivatives	700,000	4,340,000
Cash received as collateral for TBA commitments	—	6,292,000
Variation margin payable on financial futures contracts	3,781	15,392,507
Variation margin payable on centrally cleared swaps	—	940,086
Investments purchased payable	2,308,540	6,879,020,870
Swap premiums received	585,347	21,902,754
Unrealized depreciation on forward foreign currency exchange contracts	1,413,788	80,642,443
Unrealized depreciation on OTC swaps	124,808	43,600,552
Interest expense payable	—	9,049,385
Income dividends payable	78,863	8,486,897
Capital shares redeemed payable	90,678	74,919,589
Service and distribution fees payable	8,938	1,770,293
Investment advisory fees payable	21,311	9,320,336
Other affiliates payable	2,952	1,293,163
Officer’s and Trustees’ fees payable	3,583	76,721
Other accrued expenses payable	122,779	4,409,536

Total liabilities	5,465,368	18,262,516,790

Net Assets	$63,401,735	$25,203,351,892

Net Assets Consist of
Paid-in capital	$74,955,057	$25,363,594,739
Distributions in excess of net investment income	(1,514,870)	(92,934,313)
Accumulated net realized gain (loss)	(9,157,050)	43,056,136
Net unrealized appreciation/depreciation	(881,402)	(110,364,670)

Net Assets	$63,401,735	$25,203,351,892

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$60,731,694	$28,620,020,526
S Investments at cost — affiliated	$2,436,447	$6,067,651,205
[4] Foreign currency at cost	$28,636	$68,120,718
[5] Premiums received	—	$78,906,583
[6] Proceeds received from borrowed bond agreements	—	$1,723,888,784
[7] Proceeds from TBA sale commitments	—	$7,824,522,028

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	DECEMBER 31, 2014

Statements of Assets and Liabilities (concluded)

December 31, 2014	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Net Asset Value
BlackRock
Net assets	$19,802,674	—

Shares outstanding[8]	2,268,659	—

Net asset value	$8.73	—

Institutional
Net assets	$24,177,333	$20,070,188,024

Shares outstanding[8]	2,768,924	1,985,382,568

Net asset value	$8.73	$10.11

Investor A
Net assets	$12,063,277	$4,047,716,046

Shares outstanding[8]	1,383,342	400,381,975

Net asset value	$8.72	$10.11

Investor C
Net assets	$7,358,451	$1,085,447,822

Shares outstanding[8]	843,271	107,458,474

Net asset value	$8.73	$10.10

[8]	Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	69

Statements of Operations

Year Ended December 31, 2014	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Investment Income
Interest	$5,146,137	$537,177,802
Dividends — unaffiliated	—	14,500,938
Dividends — affiliated	1,524	4,932,500
Foreign taxes withheld	—	(37,966)

Total income	5,147,661	556,573,274

Expenses
Investment advisory	463,571	81,990,598
Service and distribution — class specific	123,218	18,916,386
Professional	177,752	311,447
Administration	57,946	9,957,184
Administration — class specific	19,348	1,331,375
Transfer agent — class specific	78,919	12,781,367
Registration	74,352	2,047,099
Custodian	76,497	1,304,957
Officer and Trustees	17,665	267,826
Printing	21,533	289,737
Miscellaneous	21,743	351,919
Recoupment of past waived fees — class specific	12,837	1,676,840

Total expenses excluding interest expense	1,145,381	131,226,735
Interest expense[2]	—	29,312,243

Total expenses	1,145,381	160,538,978
Less administration fees waived — class specific	(8,308)	(165,131)
Less transfer agent fees waived — class specific	(1,025)	(7,412)
Less transfer agent fees reimbursed — class specific	(20,205)	(729,825)
Less fees waived by Manager	(252,644)	(1,518,222)

Total expenses after fees waived and/or reimbursed	863,199	158,118,388

Net investment income	4,284,462	398,454,886

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated (net of $0 and $223,299 foreign capital gain tax, respectively)	(8,906,429)	268,325,998 [3]
Investments — affiliated	—	5,365,740
Capital gain distributions received from affiliated underlying funds	—	234,049
Options written.	218,322	56,422,845
Financial futures contracts	395,556	(233,459,708)
Swaps	(2,191,271)	(62,400,460)
Foreign currency transactions	(901,733)	414,363,159
Borrowed bonds	—	(20,994,216)

	(11,385,555)	427,857,407

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	5,187,454	(346,817,132)
Investments — affiliated	—	(5,563,462)
Options written.	—	(105,639,265)
Financial futures contracts	19,373	(52,285,494)
Swaps	(7,361)	(17,374,616)
Foreign currency translations	1,133,222	283,575,207
Short sales	—	(286,020)
Borrowed bonds	—	(11,546,508)
	6,332,688	(255,937,290)

Net realized and unrealized gain (loss)	(5,052,867)	171,920,117

Net Increase (Decrease) in Net Assets Resulting from Operations	$(768,405)	$570,375,003

[1]	Consolidated Statement of Operations.
[2]	See Note 3 of the Notes to Financial Statements for details of short-term borrowings.
[3]	Includes a payment by an affiliate of $2,799 to compensate for a trade processing error.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	DECEMBER 31, 2014

Statements of Changes in Net Assets

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio[1]
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$4,284,462	$5,100,143	$398,454,886	$169,483,984
Net realized gain (loss)	(11,385,555)	(11,214,170)	427,857,407	17,245,315
Net change in unrealized appreciation/depreciation	6,332,688	(9,499,575)	(255,937,290)	52,929,879

Net increase (decrease) in net assets resulting from operations	(768,405)	(15,613,602)	570,375,003	239,659,178

Distributions to Shareholders From[2]
Net investment income:
BlackRock	—	(152,803)	—	—
Institutional	—	(439,257)	(616,943,928)	(97,967,777)
Investor A	—	(223,749)	(143,131,172)	(41,522,706)
Investor C	—	(70,637)	(29,441,812)	(9,081,493)
Net realized gain:
BlackRock	—	(1,416)	—	—
Institutional	—	(8,029)	(55,846,427)	(7,334,887)
Investor A	—	(3,845)	(13,508,508)	(3,108,822)
Investor C	—	(1,447)	(3,472,471)	(679,935)
Return of capital:
BlackRock	(752,017)	(720,529)	—	—
Institutional	(1,841,260)	(2,071,287)	—	—
Investor A	(700,300)	(1,055,073)	—	—
Investor C	(312,946)	(333,084)	—	—

Decrease in net assets resulting from distributions to shareholders	(3,606,523)	(5,081,156)	(862,344,318)	(159,695,620)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(37,205,542)	36,722,161	14,216,374,634	7,462,266,195

Net Assets
Total increase (decrease) in net assets	(41,580,470)	16,027,403	13,924,405,319	7,542,229,753
Beginning of year	104,982,205	88,954,802	11,278,946,573	3,736,716,820

End of year	$63,401,735	$104,982,205	$25,203,351,892	$11,278,946,573

Distributions in excess of net investment income, end of year	$(1,514,870)	$(2,041,939)	$(92,934,313)	$(4,538,443)

[1]	Consolidated Statements of Changes in Net Assets.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	71

Financial Highlights	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	BlackRock
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.14	$10.54	$10.32	$10.32	$9.83

Net investment income[1]	0.50	0.43	0.45	0.50	0.53
Net realized and unrealized gain (loss)	(0.48)	(1.38)	1.57	0.032	0.582

Net increase (decrease) from investment operations	0.02	(0.95)	2.02	0.53	1.11

Distributions from:[3]
Net investment income	—	(0.10)	(0.60)	(0.49)	(0.54)
Net realized gain	—	(0.00)[4]	(1.20)	(0.04)	(0.08)
Return of capital	(0.43)	(0.35)	—	—	—

Total distributions	(0.43)	(0.45)	(1.80)	(0.53)	(0.62)

Net asset value, end of year	$8.73	$9.14	$10.54	$10.32	$10.32

Total Return[5]
Based on net asset value	0.20%	(9.23)%	20.25%	5.23%[6]	11.51%[6]

Ratios to Average Net Assets
Total expenses[7]	1.23%	0.96%[8]	1.07%	1.11%	1.28%

Total expenses after fees waived, reimbursed and paid indirectly[7]	0.85%	0.85%	0.85%	0.85%	0.85%

Net investment income[7]	5.57%	4.22%	4.12%	4.82%	5.11%

Supplemental Data
Net assets, end of year (000)	$19,803	$11,165	$33,552	$28,415	$27,321

Portfolio turnover rate	449%	214%	193%	195%	164%

[1]    Based on average shares outstanding.

[2]    Includes redemption fees, which are less than $0.005 per share.

[3]    Distributions for annual periods determined in accordance with federal income tax regulations.

[4]    Amount is greater than $(0.005) per share.

[5]    Where applicable, assumes the reinvestment of distributions.

[6]    Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]    Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.02%	—	—	—

[8]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Institutional
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.14	$10.54	$10.32	$10.32	$9.83

Net investment income[1]	0.51	0.45	0.43	0.49	0.52
Net realized and unrealized gain (loss)	(0.50)	(1.41)	1.58	0.032	0.582

Net increase (decrease) from investment operations	0.01	(0.96)	2.01	0.52	1.10

Distributions from:[3]
Net investment income	—	(0.07)	(0.59)	(0.48)	(0.53)
Net realized gain	—	(0.00)[4]	(1.20)	(0.04)	(0.08)
Return of capital	(0.42)	(0.37)	—	—	—

Total distributions	(0.42)	(0.44)	(1.79)	(0.52)	(0.61)

Net asset value, end of year	$8.73	$9.14	$10.54	$10.32	$10.32

Total Return[5]
Based on net asset value	0.09%	(9.30)%	20.10%	5.11%[6]	11.45%[6]

Ratios to Average Net Assets
Total expenses[7]	1.30%[8]	1.07%[9]	1.18%[9]	1.20%[9]	1.35%

Total expenses after fees waived, reimbursed and paid indirectly[7]	0.98%	0.92%	0.98%	0.96%	0.91%

Net investment income[7]	5.79%	4.55%	3.92%	4.72%	5.04%

Supplemental Data
Net assets, end of year (000)	$24,177	$64,636	$15,203	$6,497	$4,563

Portfolio turnover rate	449%	214%	193%	195%	164%

[1]    Based on average shares outstanding.

[2]    Includes redemption fees, which are less than $0.005 per share.

[3]    Distributions for annual periods determined in accordance with federal income tax regulations.

[4]    Amount is greater than $(0.005) per share.

[5]    Where applicable, assumes the reinvestment of distributions.

[6]    Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]    Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.02%	—	—	—

[8]	Includes recoupment of past waived fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December 31, 2014, the ratio would have been 1.29%.

[9]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	73

Financial Highlights (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.13	$10.53	$10.31	$10.31	$9.82

Net investment income[1]	0.48	0.40	0.40	0.46	0.49
Net realized and unrealized gain (loss)	(0.49)	(1.39)	1.58	0.032	0.582

Net increase (decrease) from investment operations	(0.01)	(0.99)	1.98	0.49	1.07

Distributions from:[3]
Net investment income	—	(0.08)	(0.56)	(0.45)	(0.50)
Net realized gain	—	(0.00)[4]	(1.20)	(0.04)	(0.08)
Return of capital	(0.40)	(0.33)	—	—	—

Total distributions	(0.40)	(0.41)	(1.76)	(0.49)	(0.58)

Net asset value, end of year	$8.72	$9.13	$10.53	$10.31	$10.31

Total Return[5]
Based on net asset value	(0.14)%	(9.59)%	19.78%	4.81%[6]	11.13%[6]

Ratios to Average Net Assets
Total expenses[7]	1.65%[8]	1.46%[8]	1.48%[9]	1.51%[8]	1.67%

Total expenses after fees waived, reimbursed and paid indirectly[7]	1.25%	1.25%	1.25%	1.25%	1.20%

Net investment income[7]	5.42%	4.00%	3.66%	4.38%	4.72%

Supplemental Data
Net assets, end of year (000)	$12,063	$19,582	$26,999	$14,803	$8,864

Portfolio turnover rate	449%	214%	193%	195%	164%

[1]    Based on average shares outstanding.

[2]    Includes redemption fees, which are less than $0.005 per share.

[3]    Distributions for annual periods determined in accordance with federal income tax regulations.

[4]    Amount is greater than $(0.005) per share.

[5]    Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]    Includes redemption fees receivsed by the Fund, which had no impact on the Fund’s total return.

[7]    Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.02%	—	—	—

[8]

Includes recoupment of past waived fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended December 31, 2014, December 31, 2013 and December 31, 2011, the ratio would have been 1.59%, 1.43% and 1.49%, respectively.

[9]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	DECEMBER 31, 2014

Financial Highlights (concluded)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor C
	Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$9.14	$10.53	$10.31	$10.31	$9.82

Net investment income[1]	0.41	0.33	0.33	0.39	0.42
Net realized and unrealized gain (loss)	(0.50)	(1.39)	1.57	0.032	0.582

Net increase (decrease) from investment operations	(0.09)	(1.06)	1.90	0.42	1.00

Distributions from:[3]
Net investment income	—	(0.06)	(0.48)	(0.38)	(0.43)
Net realized gain	—	(0.00)[4]	(1.20)	(0.04)	(0.08)
Return of capital	(0.32)	(0.27)	—	—	—

Total distributions	(0.32)	(0.33)	(1.68)	(0.42)	(0.51)

Net asset value, end of year	$8.73	$9.14	$10.53	$10.31	$10.31

Total Return[5]
Based on net asset value	(0.93)%	(10.19)%	18.89%	4.08%[6]	10.33%[6]

Ratios to Average Net Assets
Total expenses[7]	2.45%[8]	2.23%[8]	2.27%	2.25%[8]	2.36%

Total expenses after fees waived, reimbursed and paid indirectly[7]	2.00%	2.00%	2.00%	1.95%	1.93%

Net investment income[7]	4.63%	3.32%	2.96%	3.72%	4.05%

Supplemental Data
Net assets, end of year (000)	$7,358	$9,600	$13,200	$9,799	$7,543

Portfolio turnover rate	449%	214%	193%	195%	164%

[1]    Based on average shares outstanding.

[2]    Includes redemption fees, which are less than $0.005 per share.

[3]    Distributions for annual periods determined in accordance with federal income tax regulations.

[4]    Amount is greater than $(0.005) per share.

[5]    Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]    Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]    Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.02%	—	—	—

[8]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	75

Financial Highlights	BlackRock Strategic Income Opportunities Portfolio

	Institutional
	Year Ended December 31,
	2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.17	$10.10	$9.51	$9.96	$9.36

Net investment income[2]	0.24	0.27	0.36	0.39	0.45
Net realized and unrealized gain (loss)	0.15	0.07	0.57	(0.45)	0.78

Net increase (decrease) from investment operations	0.39	0.34	0.93	(0.06)	1.23

Distributions from:[3]
Net investment income	(0.41)	(0.25)	(0.32)	(0.37)	(0.47)
Net realized gain	(0.04)	(0.02)	—	(0.02)	(0.16)
Return of capital	—	—	(0.02)	—	—

Total distributions	(0.45)	(0.27)	(0.34)	(0.39)	(0.63)

Redemption fees added to paid-in capital	—	—	—	0.00 [4]	0.00 [4]

Net asset value, end of year	$10.11	$10.17	$10.10	$9.51	$9.96

Total Return[5]
Based on net asset value	3.79%	3.38%	9.91%	(0.73)%[6]	13.39%[6]

Ratios to Average Net Assets
Total expenses[7]	0.78%[8]	0.89%[8]	0.89%	1.09%	0.54%

Total expenses after fees waived, reimbursed and paid indirectly[7]	0.77%	0.87%	0.84%	0.92%	0.35%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[7]	0.60%	0.65%	0.65%	0.52%	0.34%

Net investment income[7]	2.34%	2.62%	3.62%	3.99%	4.47%

Supplemental Data
Net assets, end of year (000)	$20,070,188	$7,294,601	$2,180,663	$1,418,742	$618,274

Portfolio turnover rate9	1,396%	1,413%	807%	639%	881%

[1]    Consolidated Financial Highlights.

[2]    Based on average shares outstanding.

[3]    Distributions for annual periods determined in accordance with federal income tax regulations.

[4]    Less than $0.01 per share.

[5]    Where applicable, assumes the reinvestment of distributions.

[6]    Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]    Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2014	2013	2012	2011	2010
Investments in underlying funds	0.02%	0.03%	0.04%	0.07%	0.31%

[8]    Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December 31, 2014 and the year ended December 31, 2013, the ratio would have been 0.77% and 0.88%, respectively.

[9]    Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	1,067%	894%	461%	477%	750%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,778%	1,078%	2,093%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls.	—	—	1,105%	846%	1,807%

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	DECEMBER 31, 2014

Financial Highlights (continued)	BlackRock Strategic Income Opportunities Portfolio

	Investor A
	Year Ended December 31,
	2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.17	$10.10	$9.51	$9.96	$9.36

Net investment income[2]	0.22	0.24	0.33	0.37	0.43
Net realized and unrealized gain (loss)	0.14	0.07	0.58	(0.46)	0.77

Net increase (decrease) from investment operations	0.36	0.31	0.91	(0.09)	1.20

Distributions from:[3]
Net investment income	(0.38)	(0.22)	(0.30)	(0.34)	(0.44)
Net realized gain	(0.04)	(0.02)	—	(0.02)	(0.16)
Return of capital	—	—	(0.02)	—	—

Total distributions	(0.42)	(0.24)	(0.32)	(0.36)	(0.60)

Redemption fees added to paid-in capital	—	—	—	0.00 [4]	0.00 [4]

Net asset value, end of year	$10.11	$10.17	$10.10	$9.51	$9.96

Total Return[5]
Based on net asset value	3.48%	3.12%	9.64%	(0.98)%[6]	13.10%[6]

Ratios to Average Net Assets
Total expenses[7]	1.09%[8]	1.15%[8]	1.15%	1.35%	0.82%

Total expenses after fees waived, reimbursed and paid indirectly[7]	1.06%	1.12%	1.09%	1.16%	0.61%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[7]	0.90%	0.90%	0.90%	0.77%	0.60%

Net investment income[7]	2.10%	2.39%	3.38%	3.74%	4.19%

Supplemental Data
Net assets, end of year (000)	$4,047,716	$3,186,806	$1,077,279	$903,984	$530,320

Portfolio turnover rate[9]	1,396%	1,413%	807%	639%	881%

[1]    Consolidated Financial Highlights.

[2]    Based on average shares outstanding.

[3]    Distributions for annual periods determined in accordance with federal income tax regulations.

[4]    Less than $0.01 per share.

[5]    Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]    Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]    Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2014	2013	2012	2011	2010
Investments in underlying funds	0.02%	0.03%	0.04%	0.07%	0.31%

[8]    Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December 31, 2014 the ratio would have been 1.08%. There was no financial impact to the expense ratios for the year ended December 31, 2013.

[9]    Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	1,067%	894%	461%	477%	750%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,778%	1,078%	2,093%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls.	—	—	1,105%	846%	1,807%

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	77

Financial Highlights (concluded)	BlackRock Strategic Income Opportunities Portfolio

	Investor C
	Year Ended December 31,
	2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.16	$10.09	$9.50	$9.95	$9.36

Net investment income[2]	0.14	0.17	0.26	0.29	0.36
Net realized and unrealized gain (loss)	0.14	0.06	0.57	(0.45)	0.76

Net increase (decrease) from investment operations	0.28	0.23	0.83	(0.16)	1.12

Distributions from:[3]
Net investment income	(0.30)	(0.15)	(0.22)	(0.27)	(0.37)
Net realized gain	(0.04)	(0.01)	—	(0.02)	(0.16)
Return of capital	—	—	(0.02)	—	—

Total distributions	(0.34)	(0.16)	(0.24)	(0.29)	(0.53)

Redemption fees added to paid-in capital	—	—	—	0.00 [4]	0.00 [4]

Net asset value, end of year	$10.10	$10.16	$10.09	$9.50	$9.95

Total Return[5]
Based on net asset value	2.70%	2.34%	8.84%	(1.72)%[6]	12.15%[6]

Ratios to Average Net Assets
Total expenses[7]	1.83%[8]	1.93%[8]	1.95%	2.11%	1.54%

Total expenses after fees waived, reimbursed and paid indirectly[7]	1.81%	1.87%	1.84%	1.91%	1.34%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[7]	1.65%	1.65%	1.65%	1.52%	1.33%

Net investment income[7]	1.33%	1.73%	2.66%	2.99%	3.51%

Supplemental Data
Net assets, end of year (000)	$1,085,448	$797,540	$478,775	$464,507	$291,068

Portfolio turnover rate[9]	1,396%	1,413%	807%	639%	881%

[1]    Consolidated Financial Highlights.

[2]    Based on average shares outstanding.

[3]    Distributions for annual periods determined in accordance with federal income tax regulations.

[4]    Less than $0.01 per share.

[5]    Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]    Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[7]    Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2014	2013	2012	2011	2010
Investments in underlying funds	0.02%	0.03%	0.04%	0.07%	0.31%

[8]    Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios for the years ended December 31, 2014 and December 31, 2013.

[9]    Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding mortgage dollar roll transactions)	1,067%	894%	461%	477%	750%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	1,778%	1,078%	2,093%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls.	—	—	1,105%	846%	1,807%

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	DECEMBER 31, 2014

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein referred to as	Diversification Classification
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	Emerging Markets Flexible Dynamic Bond	Non-diversified
BlackRock Strategic Income Opportunities Portfolio	Strategic Income Opportunities	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bear certain expenses and may have a conversion privilege as outlined below. Institutional Shares are sold only to certain eligible investors. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B, Investor B1 and Investor B3 shareholders may vote on material changes to the Investor A distribution and service plan). For distribution and service fee breakdown see Note 5.

Share Name	Initial Sales Charge	CDSC		Conversion
BlackRock and Institutional Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor C Shares	No	Yes		None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

On November 12, 2013, the Board of Trustees of the Trust (the “Board”) approved certain changes to Emerging Markets Flexible Dynamic Bond. The Board approved a change in the name of the Fund to BlackRock Emerging Markets Flexible Dynamic Bond Portfolio and a change in Emerging Markets Flexible Dynamic Bond’s investment strategy to allow greater flexibility to actively seek investment opportunities across US dollar- and local currency-denominated securities and derivatives. In connection with the strategy changes, Emerging Markets Flexible Dynamic Bond added a custom benchmark comprised of 50% JP Morgan EMBI Global Diversified Index/50% JP Morgan GBI-EM Global Diversified Index. All of these changes were effective on January 2, 2014.

Basis of Consolidation: The accompanying consolidated financial statements of Strategic Income Opportunities include the account of BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Strategic Income Opportunities and primarily invests in commodity-related instruments. The Subsidiary enables Strategic Income Opportunities to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Strategic Income Opportunities may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2014 were $377,082,270 and 1.5% of Strategic Income Opportunities’ consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Strategic Income Opportunities, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on

BLACKROCK FUNDS II	DECEMBER 31, 2014	79

Notes to Financial Statements (continued)

the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if applicable. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

80	BLACKROCK FUNDS II	DECEMBER 31, 2014

Notes to Financial Statements (continued)

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales and structured options), or certain borrowings (e.g., reverse repurchase agreements) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in a Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to a Fund and other shared expenses prorated to a Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BLACKROCK FUNDS II	DECEMBER 31, 2014	81

Notes to Financial Statements (continued)

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

82	BLACKROCK FUNDS II	DECEMBER 31, 2014

Notes to Financial Statements (continued)

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

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Notes to Financial Statements (continued)

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Funds may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase a Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Funds at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

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Notes to Financial Statements (continued)

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securitiesto be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

For the year ended December 31, 2014, the average amount of transactions considered borrowings, which include reverse repurchase agreements, and the daily weighted average interest rate for Strategic Income Opportunities were $478,883,352 and (2.36)%, respectively.

Reverse repurchase transactions and borrowed bond agreements are entered into by the Funds under Master Repurchase Agreements (each, an “MRA”), which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions and borrowed bond agreements, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of December 31, 2014, the following table is a summary of Strategic Income Opportunities’ open reverse repurchase agreements and borrowed bond agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[2]	Net Amount before Collateral	Non-cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/from Counterparty[3]
Barclays Bank PLC	$77,150,321	$(493,369)	$(76,778,019)	$(121,067)	—	$745,850	$44,945	$790,795	$669,728
Barclays Capital, Inc.	599,393,684	—	(597,811,329)	1,582,355	$(3,119,367)	—	—	(3,119,367)	(1,537,012)
Citigroup Global Markets, Inc.	123,029,081	—	(124,311,352)	(1,282,271)	—	740,018	—	740,018	(542,253)[4]
Citigroup Global Markets Limited	68,600,029	—	(70,101,133)	(1,501,104)	—	576,021	690,058	1,266,079	(235,025)
Deutsche Bank Securities, Inc.	59,343,036	(38,968,606)	(59,560,119)	(39,185,689)	—	39,149,937	—	39,149,937	(35,752)
J.P. Morgan Securities LLC	—	(796,000,000)	—	(796,000,000)	—	795,992,452	—	795,992,452	(7,548)
JPMorgan Chase Bank N.A.	200,180,373	—	(205,685,993)	(5,505,620)	—	—	8,329,262	8,329,262	2,823,642
Merrill Lynch, Pierce, Fenner & Smith, Inc.	498,458,185	(495,953,370)	(500,022,709)	(497,517,894)		498,453,458	—	498,453,458	935,564
RBC Capital Markets, LLC	92,595,490	—	(93,293,205)	(697,715)	—	1,307,559	—	1,307,559	609,844
UBS Ltd.	13,760,893	—	(13,926,018)	(165,125)	—	—	—	—	(165,125)

Total	$1,732,511,092	$(1,331,415,345)	$(1,741,489,877)	$(1,340,394,130)	$(3,119,367)	$1,336,965,295	$9,064,265	$1,342,910,193	$2,516,063

[1]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $9,047,437 which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

[4]	Net receivable/payable is subject to set-off provision against net receivable/payable under the ISDA Master Agreement.

When the Funds enter into an MRA and an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to the Fund by affiliates of the defaulting counterparty. However,

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Notes to Financial Statements (continued)

the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales: The Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option

86	BLACKROCK FUNDS II	DECEMBER 31, 2014

Notes to Financial Statements (continued)

gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

The Funds may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Funds may invest in various types of barrier options including down-and-out options. Down-and-out options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Strategic Income Opportunities invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-style options and may consist of single or multiple OTC options which are priced as a single security. European-style options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

For the year ended December 31, 2014, transactions in options written including swaptions and currency options were as follows:

	Emerging Markets Flexible Dynamic Bond
	Puts
	Notional[1] (000)	Premiums Received
Outstanding options, beginning of year	—	—
Options written	74,500	$1,171,778
Options exercised	(26,200)	(733,794)
Options expired	(37,900)	(323,252)
Options closed	(10,400)	(114,732)

Outstanding options, end of year	—	—

[1]	Amount shown is in the currency in which the transaction was denominated.

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Notes to Financial Statements (continued)

	Strategic Income Opportunities
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of year	378,227	103,500	$4,861,767	17,935	85,472,670	$12,019,503
Options written	19,481,506	14,396,820	133,881,002	1,281,222	11,489,113	140,761,312
Options exercised	(1,569)	(1,091,808)	(11,547,660)	(483,691)	(1,622,352)	(28,852,337)
Options expired	(2,641,984)	(1,582,251)	(18,732,915)	(205,260)	(88,606,000)	(47,683,455)
Options closed	(924,179)	(3,912,807)	(50,180,777)	(607,421)	(4,096,401)	(55,619,857)

Outstanding options, end of year	16,292,001	7,913,454	$58,281,417	2,785	2,637,030	$20,625,166

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: The Funds enter into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

88	BLACKROCK FUNDS II	DECEMBER 31, 2014

Notes to Financial Statements (continued)

•

Total return swaps — The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Funds may enter into forward interest rate swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
		Emerging Markets Flexible Dynamic Bond		Strategic Income Opportunities
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received; Investments at value — unaffiliated[2]; Options Written at value	$34,696	$54,500	$77,967,134	$106,240,005
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on forward foreign currency exchange contracts; Investments at value — unaffiliated[2]; Options Written at value	2,142,958	1,413,788	538,882,209	241,263,767
Commodity contracts	Investments at value — unaffiliated[2]	—	—	1,650,828	—
Credit contracts	Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received; Investments at value — unaffiliated[2]; Options Written at value	857,370	679,477	45,537,222	41,981,944
Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps; Investments at value — unaffiliated[2]; Options Written at value	—	—	30,801,741	9,244,233
Total		$3,035,024	$2,147,765	$694,839,134	$398,729,949

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

BLACKROCK FUNDS II	DECEMBER 31, 2014	89

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended December 31, 2014
	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation/Depreciation on
	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Interest rate contracts:
Financial futures contracts	$395,556	$(199,685,073)	$19,373	$(55,749,699)
Swaps	(9,353)	(93,398,803)	(30,817)	(17,505,675)
Options[1]	(117,045)	(27,695,902)	—	(19,083,893)
Foreign currency exchange contracts:
Foreign currency transactions/translations	(418,416)	392,081,655	965,639	284,852,413
Financial futures contracts	—	2,282,127	—	5,866,305
Options[1]	(63,109)	(6,640,158)	45,312	721,328
Commodity contracts:
Options[1]	—	1,097,110	—	(1,111,198)
Credit contracts:
Swaps	(2,181,918)	25,710,530	23,456	(3,953,032)
Options[1]	—	(1,667,157)	—	300,399
Equity contracts:
Financial futures contracts	—	(36,056,762)	—	(2,402,100)
Swaps	—	5,287,813	—	4,084,091
Options[1]	—	75,707,417	—	(27,997,206)

Total	$(2,394,285)	$137,022,797	$1,022,963	$168,021,733

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Financial futures contracts:
Average notional value of contracts purchased	$3,576,336	$2,603,652,838
Average notional value of contracts sold	$3,924,400	$12,776,224,327
Forward foreign currency exchange contracts:
Average USD amounts purchased	$169,365,580	$8,422,525,817
Average USD amounts sold	$131,629,354	$2,339,379,860
Options:
Average market value of option contracts purchased	$390,082	$125,588,616
Average market value of option contracts written	$225,504	$77,437,980
Average notional value of swaption contracts purchased	—	$3,289,266,690
Average notional value of swaption contracts written	—	$2,186,661,355
Structured options:
Average notional value	—	$311,600
Credit default swaps:
Average notional value - buy protection	$33,155,000	$1,293,122,454
Average notional value - sell protection	$775,000	$1,109,646,674
Interest rate swaps:
Average notional value - pays fixed rate	$57,650,894	$2,474,511,101
Average notional value - receives fixed rate	$14,902,524	$2,114,628,528
Total return swaps:
Average notional value	—	$1,170,328,645

90	BLACKROCK FUNDS II	DECEMBER 31, 2014

Notes to Financial Statements (continued)

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an ISDA Master Agreement or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When the Fund enters into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with amounts due to the Fund upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledgedby the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent a Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, a Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

BLACKROCK FUNDS II	DECEMBER 31, 2014	91

Notes to Financial Statements (continued)

At December 31, 2014, the Funds’ derivative assets and liabilities (by type) are as follows:

	Emerging Markets Flexible Dynamic Bond		Strategic Income Opportunities
	Assets	Liabilities	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$25	$3,781	$4,864,254		$15,392,507
Forward foreign currency exchange contracts	2,142,958	1,413,788	342,031,516		80,642,443
Options	—	—	249,524,722	[1]	191,680,412
Swaps - Centrally cleared	23,781	—	—		940,086
Swaps - OTC[2]	857,370	710,155	56,030,036		65,503,306
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,024,134	$2,127,724	$652,450,528		$354,158,754
Derivatives not subject to an Master Netting Agreement or similar agreement (“MNA”)	(23,806)	(3,781)	(36,311,900)		(20,688,174)
Total derivative assets and liabilities subject to an MNA	$3,000,328	$2,123,943	$616,138,628		$333,470,580

[1]	Includes options purchased at value which is included as Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

As of December 31, 2014, the following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received/pledged by the Funds:

Emerging Markets Flexible Dynamic Bond
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$13,822	$(13,822)	—	—	—
BNP Paribas S.A.	101,387	—	—	—	$101,387
Citibank N.A.	1,269,438	(233,201)	—	$(700,000)	336,237
Credit Suisse International	35,462	(35,462)	—	—	—
Deutsche Bank AG	431,803	(23,249)	—	—	408,554
Goldman Sachs International	1,414	—	—	—	1,414
HSBC Bank PLC	246,287	(246,287)	—	—	—
JPMorgan Chase Bank N.A.	366,121	(366,121)	—	—	—
Morgan Stanley & Co. International PLC	299,315	(160,569)	—	—	138,746
Royal Bank of Scotland PLC	6,089	(6,089)	—	—	—
Société Générale	76,598	—	—	—	76,598
State Street Bank and Trust Co.	5,950	(5,950)	—	—	—
UBS AG	146,642	—	—	—	146,642
Total	$3,000,328	$(1,090,750)	—	$(700,000)	$1,209,578

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$113,694	$(13,822)	—	—	$99,872
Citibank N.A.	233,201	(233,201)	—	—	—
Credit Suisse International	97,915	(35,462)	—	—	62,453
Deutsche Bank AG	23,249	(23,249)	—	—	—
HSBC Bank PLC	386,687	(246,287)	—	—	140,400
JPMorgan Chase Bank N.A.	885,909	(366,121)	—	$(519,788)	—
Morgan Stanley & Co. International PLC	160,569	(160,569)	—	—	—
Royal Bank of Scotland PLC	68,738	(6,089)	—	—	62,649
State Street Bank and Trust Co.	153,981	(5,950)	—	—	148,031
Total	$2,123,943	$(1,090,750)	—	$(519,788)	$513,405

92	BLACKROCK FUNDS II	DECEMBER 31, 2014

Notes to Financial Statements (continued)

Strategic Income Opportunities
	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[5]	Net Amount of Derivative Assets[2]
Bank of America N.A.	$144,105,632	$(128,973,315)	—	—	$15,132,317
Barclays Bank PLC	21,045,505	(9,910,347)	—	—	11,135,158
BNP Paribas S.A.	137,524,216	(15,833,854)	—	$(1,540,000)	120,150,362
Citibank N.A.	56,612,768	(42,212,386)	—	(300,000)	14,100,382
Citigroup Global Markets, Inc.	453,808	—	—	—	453,808	[6]
Credit Suisse International	13,545,698	(13,545,698)	—	—	—
Deutsche Bank AG	61,166,222	(44,237,277)	—	(1,300,000)	15,628,945
Goldman Sachs Bank USA	1,418,764	(367,005)	—	(1,051,759)	—
Goldman Sachs International	18,299,191	(18,299,191)	—	—	—
HSBC Bank PLC	628,815	(398,089)	—	—	230,726
JPMorgan Chase Bank N.A.	121,433,160	(25,943,148)	—	—	95,490,012
Morgan Stanley & Co. International PLC	1,297,381	—	—	—	1,297,381
Morgan Stanley Capital Services LLC	18,048,618	(3,460,955)	—	(100,000)	14,487,663
Royal Bank of Canada	674,312	(674,312)	—	—	—
Royal Bank of Scotland PLC	3,393,858	(74,394)	—	—	3,319,464
Standard Chartered Bank	4,119,302	(855,492)	—	—	3,263,810
State Street Bank and Trust Co.	3,635,886	(178,030)	—	—	3,457,856
UBS AG	8,735,492	(8,735,492)	—	—	—
Total	$616,138,628	$(313,698,985)	—	$(4,291,759)	$298,147,884

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$128,973,315	$(128,973,315)	—	—	—
The Bank of New York Mellon	23,853	—	—	—	$23,853
Barclays Bank PLC	9,910,347	(9,910,347)	—	—	—
BNP Paribas S.A.	15,833,854	(15,833,854)	—	—	—
Citibank N.A.	42,212,386	(42,212,386)	—	—	—
Credit Suisse International	14,334,194	(13,545,698)	—	$(788,496)	—
Deutsche Bank AG	44,237,277	(44,237,277)	—	—	—
Goldman Sachs Bank USA	367,005	(367,005)	—	—	—
Goldman Sachs International	25,262,224	(18,299,191)	$(5,725,225)	(1,237,808)	—
HSBC Bank PLC	398,089	(398,089)	—	—	—
HSBC Bank USA N.A.	196,960	—	—	(196,960)	—
JPMorgan Chase Bank N.A.	25,943,148	(25,943,148)	—	—	—
Morgan Stanley Capital Services LLC	3,460,955	(3,460,955)	—	—	—
Royal Bank of Canada	4,314,935	(674,312)	—	—	3,640,623
Royal Bank of Scotland PLC	74,394	(74,394)	—	—	—
Standard Chartered Bank	855,492	(855,492)	—	—	—
State Street Bank and Trust Co.	178,030	(178,030)	—	—	—
UBS AG	16,894,122	(8,735,492)	—	—	8,158,630
Total	$333,470,580	$(313,698,985)	$(5,725,225)	$(2,223,264)	$11,823,106

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral pledged from the individual counterparty may not be shown for financial reporting purposes.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

[5]	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

[6]	Net receivable is subject to set-off provision against net payable under the MRA.

BLACKROCK FUNDS II	DECEMBER 31, 2014	93

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
First $1 Billion	0.600%	0.550%
$1 Billion - $2 Billion	0.550%	0.500%
$2 Billion - $3 Billion	0.525%	0.475%
Greater than $3 Billion	0.500%	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended December 31, 2014, the amounts waived were as follows:

Emerging Markets Flexible Dynamic Bond	$4,499
Strategic Income Opportunities	$1,518,222

For Strategic Income Opportunities, the Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”) and BlackRock International Limited (“BIL”), affiliates of the Manager. With respect to Strategic Income Opportunities, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BFM, BIL and BRS, as applicable, for services they provide a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to the Funds, expired.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	N/A	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended December 31, 2014, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$38,378	$84,840	$123,218
Strategic Income Opportunities	$9,521,135	$9,395,251	$18,916,386

94	BLACKROCK FUNDS II	DECEMBER 31, 2014

Notes to Financial Statements (continued)

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2014, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which is included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Strategic Income Opportunities	$1,654,275	$3,593	$1,657,868

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$129	$687	$739	$714	$2,269
Strategic Income Opportunities	—	$37,980	$28,074	$13,087	$79,141

For the year ended December 31, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$525	$35,875	$21,764	$20,755	$78,919
Strategic Income Opportunities	—	$7,421,148	$4,345,002	$1,015,217	$12,781,367

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates. In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee Administration Fee - Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the year ended December 31, 2014, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Emerging Markets Flexible Dynamic Bond	$36,421
Strategic Income Opportunities	$9,307,085

For the year ended December 31, 2014, the following table shows the class specific administration fees borne directly by each class of each Fund:

	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$4,032	$9,316	$3,874	$2,126	$19,348
Strategic Income Opportunities	—	$801,784	$340,027	$189,564	$1,331,375

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

BLACKROCK FUNDS II	DECEMBER 31, 2014	95

Notes to Financial Statements (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until May 1, 2015 unless approved by the Board, including a majority of the independent trustees. The expense limitations as a percentage of average daily net assets are as follows:

	BlackRock	Institutional	Investor A	Investor C
Emerging Markets Flexible Dynamic Bond	0.85%	1.00%	1.25%	2.00%
Strategic Income Opportunities	N/A	0.65%	0.90%	1.65%

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended December 31, 2014, the amounts included in fees waived by Manager were as follows:

Emerging Markets Flexible Dynamic Bond	$248,145

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$4,029	$1,194	$1,100	$1,985	$8,308
Strategic Income Opportunities	—	$43,713	$73,948	$47,470	$165,131

Transfer Agent Fees Waived
	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$127	$12	$219	$667	$1,025
Strategic Income Opportunities	—	$1,083	$4,908	$1,421	$7,412

Transfer Agent Fees Reimbursed
	BlackRock	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$370	$1,860	$10,283	$7,692	$20,205
Strategic Income Opportunities	—	$178,581	$494,698	$56,546	$729,825

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended December 31, 2014, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

Recoupment of Past Waived Fees
	Institutional	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$3,391	$9,251	$195	$12,837
Strategic Income Opportunities	$1,297,585	$357,838	$21,417	$1,676,840

96	BLACKROCK FUNDS II	DECEMBER 31, 2014

Notes to Financial Statements (continued)

On December 31, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2015	2016
Emerging Markets Flexible Dynamic Bond
Fund Level	$142,265	$248,145
BlackRock	$4,095	$4,525
Institutional	—	$3,065
Investor A	$24,095	$11,603
Investor C	$12,601	$10,344
Strategic Income Opportunities
Institutional	—	$223,376
Investor A	$428,437	$573,555
Investor C	$305,187	$105,437

The following Fund level and class specific waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 31, 2014:

	Fund Level	BlackRock	Investor A	Investor C
Emerging Markets Flexible Dynamic Bond	$133,603	$7,846	—	$8,906
Strategic Income Opportunities	—	—	$252,406	$486,210

For the year ended December 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Markets Flexible Dynamic Bond	$2,256
Strategic Income Opportunities	$292,726

For the year ended December 31, 2014, affiliates received CDSCs as follows:

	Investor A	Investor C
Emerging Markets Flexible Dynamic Bond	$5,333	$1,913
Strategic Income Opportunities	$194,443	$235,670

The Manager reimbursed Strategic Income Opportunities $2,799 to compensate for a trade processing error.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

Strategic Income Opportunities Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended December 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were $6,994,853 and $19,149,436, respectively.

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, including mortgage dollar rolls and TBA transactions and excluding short-term securities, were as follows:

Purchases
	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Non-U.S. Government Securities	$288,025,044	$159,948,784,968
U.S. Government Securities	15,418,790	82,682,248,330

Total Purchases	$303,443,834	$242,631,033,298

Sales
	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Non-U.S. Government Securities	$317,718,921	$155,451,395,100	*
U.S. Government Securities	15,557,503	78,678,983,523

Total Sales	$333,276,424	$234,130,378,623

*	Including paydowns.

BLACKROCK FUNDS II	DECEMBER 31, 2014	97

Notes to Financial Statements (continued)

For the year ended December 31, 2014, purchases and sales related to mortgage dollar rolls were as follows:

Strategic Income Opportunities
Purchases	$55,140,291,456
Sales	$55,166,498,038

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of December 31, 2014, the following permanent differences attributable to foreign currency transactions, the accounting for swap agreements, net operating losses, and the characterization of income/losses from a wholly owned subsidiary were reclassified to the following accounts:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Paid-in capital	$(4,071,289)	$(2,631,960)
Distributions in excess of net investment income	$(3,757,393)	$302,666,156
Accumulated net realized gain (loss)	$7,828,682	$(300,034,196)

The tax character of distributions paid was as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Ordinary income
12/31/2014	—	$827,617,339
12/31/2013	$886,449	159,695,620
Long-term capital gains
12/31/2014	—	34,726,979
12/31/2013	14,734	—
Tax return of capital
12/31/2014	3,606,523	—
12/31/2013	4,179,973	—

Total
12/31/2014	$3,606,523	$862,344,318

12/31/2013	$5,081,156	$159,695,620

As of December 31, 2014, the tax components of accumulated net losses were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Undistributed net investment income	—	$240,182,280
Capital loss carryforwards	$(8,127,230)	—
Net unrealized losses[1]	(1,495,752)	(368,997,622)
Qualified late-year losses[2]	(1,930,340)	(31,427,505)

Total	$(11,553,322)	$(160,242,847)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency exchange contracts, the accounting for swap agreements, the classification of investments and the timing and recognition of partnership income.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

98	BLACKROCK FUNDS II	DECEMBER 31, 2014

Notes to Financial Statements (continued)

As of December 31, 2014, BlackRock Emerging Markets Flexible Dynamic Bond Portfolio had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $8,127,230.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Tax cost	$63,174,899	$34,711,119,518

Gross unrealized appreciation	$1,478,976	$354,742,594
Gross unrealized depreciation	(3,085,646)	(574,907,771)

Net unrealized depreciation	$(1,606,670)	$(220,165,177)

8. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which, the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Funds did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

BLACKROCK FUNDS II	DECEMBER 31, 2014	99

Notes to Financial Statements (continued)

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
Emerging Markets Flexible Dynamic Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	1,010,384	$9,073,938	7,084	$74,739
Shares issued in reinvestment of distributions	84,531	751,959	79,865	802,215
Shares redeemed	(47,914)	(427,459)	(2,049,227)	(20,899,066)

Net increase (decrease)	1,047,001	$9,398,438	(1,962,278)	$(20,022,112)

Institutional
Shares sold	1,587,397	$14,162,154	11,601,939	$117,320,183
Shares issued in reinvestment of distributions	143,802	1,275,339	212,810	2,068,150
Shares redeemed	(6,034,314)	(53,446,867)	(6,185,530)	(60,426,712)

Net increase (decrease)	(4,303,115)	$(38,009,374)	5,629,219	$58,961,621

Investor A
Shares sold	659,691	$5,870,973	4,419,081	$46,043,497
Shares issued in reinvestment of distributions	72,426	643,332	123,248	1,211,991
Shares redeemed	(1,492,591)	(13,266,012)	(4,961,777)	(47,663,279)

Net decrease	(760,474)	$(6,751,707)	(419,448)	$(407,791)

Investor C
Shares sold	170,314	$1,515,095	491,278	$5,022,454
Shares issued in reinvestment of distributions	29,630	263,176	34,780	340,103
Shares redeemed	(407,572)	(3,621,170)	(728,470)	(7,172,114)

Net decrease	(207,628)	$(1,842,899)	(202,412)	$(1,809,557)

Total net increase (decrease)	(4,224,216)	$(37,205,542)	3,045,081	$36,722,161

100	BLACKROCK FUNDS II	DECEMBER 31, 2014

Notes to Financial Statements (concluded)

	Year Ended December 31, 2014		Year Ended December 31, 2013
Strategic Income Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,462,966,058	$15,037,023,932	614,226,183	$6,198,969,701
Shares issued in reinvestment of distributions	55,348,111	564,491,919	8,192,985	82,789,143
Shares redeemed	(250,410,194)	(2,570,760,007)	(120,938,893)	(1,219,070,457)

Net increase	1,267,903,975	$13,030,755,844	501,480,275	$5,062,688,387

Investor A
Shares sold	239,727,085	$2,464,421,501	253,421,997	$2,557,179,311
Shares issued in reinvestment of distributions	15,013,932	153,355,126	4,282,951	43,282,267
Shares redeemed	(167,804,674)	(1,729,199,355)	(50,965,138)	(514,099,233)

Net increase	86,936,343	$888,577,272	206,739,810	$2,086,362,345

Investor C
Shares sold	42,885,488	$440,392,528	44,218,944	$446,075,592
Shares issued in reinvestment of distributions	2,979,305	30,359,639	857,673	8,668,109
Shares redeemed	(16,920,129)	(173,710,649)	(14,031,014)	(141,528,238)

Net increase	28,944,664	$297,041,518	31,045,603	$313,215,463

Total Net Increase	1,383,784,982	$14,216,374,634	739,265,688	$7,462,266,195

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	DECEMBER 31, 2014	101

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Strategic Income Opportunities Portfolio (collectively with BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, the “Funds”), each a series of BlackRock Funds II, as of December 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the financial highlights for each of the other periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positionof BlackRock Emerging Markets Flexible Dynamic Bond Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended, and the consolidated financial position of BlackRock Strategic Income Opportunities Portfolio, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for the years ended December 31, 2014, December 31, 2013, and December 31, 2012, and the financial highlights for each of the other periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 25, 2015

Important Tax Information (Unaudited)

During the fiscal year ended December 31, 2014, the following information is provided with respect to the ordinary income distributions paid by BlackRock Strategic Income Opportunities Portfolio:

Interest Related Dividends for Non-U.S. Residents and Qualified Short-Term Capital Gains[1]	25.70%
Federal Obligation Interest[2]	4.64%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, BlackRock Strategic Income Opportunities Portfolio distributed long-term capital gains of $0.019715 per share to shareholders of record on July 16, 2014.

102	BLACKROCK FUNDS II	DECEMBER 31, 2014

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Robert M. Hernandez 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 97 Portfolios	Actavis plc, (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 97 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 97 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University from 1993 to 2012.	29 RICs consisting of 97 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	29 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013.	29 RICs consisting of 97 Portfolios	None

BLACKROCK FUNDS II	DECEMBER 31, 2014	103

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 97 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[3]    Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[4]
Paul L. Audet 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Laurence D. Fink 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 97 Portfolios	BlackRock, Inc.
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	141 RICs consisting of 329 Portfolios	None

[4]    Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

104	BLACKROCK FUNDS II	DECEMBER 31, 2014

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]    The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Officers of the Trust serve at the pleasure of the Board. Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Trust and Jennifer McGovern became a Vice President of the Trust.

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as a Trustee of the Trust.

Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as a Trustee of the Trust.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock (Singapore) Limited[3] 079912 Singapore	Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodians The Bank of New York Mellon[3] New York, NY 10286 Brown Brothers Harriman & Co.[4] Boston, MA 02109

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[3]	For Strategic Income Opportunities.

[4]	For Emerging Markets Flexible Dynamic Bond.

BLACKROCK FUNDS II	DECEMBER 31, 2014	105

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

106	BLACKROCK FUNDS II	DECEMBER 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	DECEMBER 31, 2014	107

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMDSIP-12/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	$45,615	$43,763	$0	$0	$15,350	$15,350	$0	$0
BlackRock Strategic Income Opportunities Portfolio	$64,300	$55,963	$0	$0	$15,100	$15,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	$15,350	$15,350
BlackRock Strategic Income Opportunities Portfolio	$15,100	$15,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –   Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: February 27, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: February 27, 2015